Exhibit 10.35


                   BOARD OF EDUCATION OF THE CITY OF NEW YORK

        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
        ----------------------------------------------------------------


     AN IN-KIND SERVICES AND PERMIT AGREEMENT entered into as of the first day of July, 1999 by and between the BOARD OF EDUCATION OF THE CITY SCHOOL DISTRICT OF THE CITY OF NEW YORK (hereinafter expressed as "Board of Education," "Board" or "BOE"), with principal offices located at 110 Livingston Street, Brooklyn, New York 11201-5068, on behalf of Community School District No. 10 (hereinafter expressed as "CSD10"), and EDUCATIONAL VIDEO CONFERENCING, INC. (hereinafter expressed as "Contractor"), with principal offices located at 35 East Grassy Sprain Road, Suite 200, Yonkers, New York 10710, to provide professional services, expertise, labor, equipment, materials, supplies, professional development training and continuing support and maintenance services for the installation, operational start-up, support and/or maintenance of interactive video conference distance learning system (hereinafter expressed as "IVC/DLS") facilities at five (5) CSD10 locations.


                                   WITNESSETH


     WHEREAS, the BOE and CSD10 have determined a need and desire to acquire and establish in-school facilities, equipment, services and curriculum for the installation, development and continuing operation of IVC/DLS facilities and other professional services, equipment, materials and supplies for the purposes of allowing CSD10 administrators and teachers to conduct classroom teaching programs from remote locations, classroom teaching at multiple locations, and professional conference and staff development programs for multiple locations (hereinafter expressed as "School-Based Teleconferencing Program"); and,

     WHEREAS, the Contractor has offered to install and maintain IVC/DLS facilities in certain classrooms located in four (4) BOE intermediate schools under the jurisdiction of CSD10 as well as CSD10's headquarters offices, and to train CSD10 administrators and teachers in the use of such equipment; and,

     WHEREAS, in consideration of its offer of equipment usage and training, the Contractor seeks to use such IVC/DLS equipment to operate its own proprietary educational programs outside of school hours on weekday afternoons and evenings and on weekends, which proprietary education programs would be open to the general public; and, CSD10's Community Superintendent has agreed to and endorsed this use of BOE school facilities by the Contractor in exchange for the use of the equipment and in-kind services; and,

     WHEREAS, as hereinafter expressed in greater detail, the Contractor does hereby acknowledge, agree and warrant that the BOE and CSD10 shall not incur any expenditure of funds regarding the installation, maintenance and operation of the video teleconferencing equipment, except as hereinafter specified; and,



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                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
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     WHEREAS, the Contractor does hereby acknowledge, represent and warrant that it is ready, willing and able to provide the Services, as herein specified, to the BOE school system in compliance with the following terms, conditions and specifications; and the BOE does hereby acknowledge and agree that it is ready, willing and able to allow the Contractor to have access to the specified school and office facilities;

     NOW, THEREFORE, in consideration of the heretofore-recited stipulations and the hereinafter-expressed terms, conditions and specifications, the Board and the Contractor, as the parties to the Agreement, do hereby acknowledge, agree and covenant both as above and as follows:

     (1) TERM OF AGREEMENT. Wherever it shall appear in this Agreement, the term
         -----------------
"Original Period" shall mean the initial term of this Agreement as hereinafter expressed at Paragraph 1(A). Wherever they shall appear in this Agreement, the terms "Additional Period" and "Additional Periods" shall mean renewals for additional terms of this Agreement, if any, as hereinafter expressed at Paragraph 1(B). Wherever it shall appear in this Agreement, the word "Term" shall mean the overall duration of this Agreement including the Original Period, all Additional Periods, if any, and any further extension thereafter.

          (A) Original  Period.  The  Original  Period of this  Agreement  shall
              ----------------
     commence on March 1, 1999 and extend through and terminate on June 30, 2005, unless extended beyond such termination date or terminated earlier, either of which pursuant to the terms and conditions hereinafter expressed.

          (B) Additional  Periods.  The Term shall be renewed  automatically for
              -------------------
     five (5) Additional Periods of one (1) year each from July 1, 2005 until June 30, 2006 (hereinafter expressed as "first" Additional Period), from July 1, 2006 until June 30, 2007 (hereinafter expressed as "second"
     Additional Period), from July 1, 2007 until June 30, 2008 (hereinafter expressed as "third" Additional Period), from July 1, 2008 until June 30, 2009 (hereinafter expressed as "fourth" Additional Period), and from July 1, 2009 until June 30, 2010 (hereinafter expressed as "fifth" Additional Period), except that the Board and the Contractor shall each have options to cancel one or more of the Additional Periods in the manner hereinafter prescribed. This provision shall not derogate, diminish or otherwise affect the Board's right to cancel the balance of the Agreement during the Original Period or the Additional Periods, if any, for any reason(s) expressed in Attachment G, as such document is hereinafter incorporated into the Agreement.

          (C)  Option  to  Cancel  Additional  Period(s).   The  Board  and  the
               -----------------------------------------
     Contractor shall each have options to cancel the renewal of the Agreement for one or more Additional Periods. The Chancellor or his/her designee(s) shall have sole discretion to exercise the Board's options to cancel the Additional Periods. If the Chancellor, his/her designee(s) or the Contractor shall opt to cancel one or more Additional Periods, he/she/it shall provide written notice to the other party of each decision not less


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                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
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     than four (4)  calendar  years in  advance  of the  start of each  affected
     Additional Period, i.e., by not later than the close of business on June 29, 2001 to cancel the first Additional Period, by not later than the close of business on June 28, 2002 to cancel the second Additional Period, by not later than the close of business on June 30, 2003 to cancel the third Additional Period, by not later than the close of business on June 30, 2004 to cancel the third Additional Period, and by not later than the close of business on June 30, 2005 to cancel the fifth Additional Period. If the Chancellor, his/her designee(s) or the Contractor shall opt to cancel the any given Additional Period, such action shall automatically cancel all succeeding Additional Periods as well.

          (D) Criteria for Additional Period(s).  Before the notice deadline for
              ---------------------------------
     exercise of each option to cancel, the Chancellor's designee(s) shall conduct a review of CSD10's use of, and benefits from, the IVC/DLS facilities and the Contractor's other professional services, equipment, materials and supplies, and the Contractor's performance of its obligations under the Agreement. The said evaluation shall be the basis for the decision by the Chancellor or his/her designee(s) whether or not to exercise the Board's options to cancel one or more of the Additional Periods of the Agreement.

          (E) Additional  Option to Cancel  Agreement.  The Board shall have the
              ---------------------------------------
     option at any time after the second anniversary of this Agreement, i.e., after July 1, 2001, to cancel the balance of the Term with or without cause upon the provision of twelve (12) months advance written notice to the Contractor. The Chancellor or his/her designee(s) for general contractual oversight shall have sole discretion to exercise this BOE option to cancel the Agreement. Whereupon the Board shall exercise its option to cancel the Agreement under this Paragraph 1(E), the BOE shall cease to have any obligation and/or liability to the Contractor as of the effective date of the said termination for any costs that shall or may accrue thereafter or for any other reason whatsoever.

     (2) BOE COSTS UNDER THE AGREEMENT. The terms, conditions and stipulations expressed in this Paragraph 2 and elsewhere in this Agreement regarding BOE costs and/or payments shall prescribe and govern any such costs and/or payments to be made and/or incurred by the BOE throughout the Term, all else to the contrary notwithstanding:

          (A) The Contractor stipulates, warrants and agrees that the BOE shall not be required under any circumstances and/or to any extent whatsoever to make and/or incur any payments, expenses, costs, outlays, loans, and/or other transfers of BOE assets due to, and/or arising from, any aspect(s) of the Services to be performed by the Contractor or the grant of a continuing extended use permit to the Contractor under this Agreement, except for telecommunication service costs attributable to CSD10's independent use of the IVC/DLS equipment as hereinafter expressed at Paragraph 3. The Contractor shall not make any demand to or against the BOE for, nor shall the Contractor be entitled to receive from the BOE, compensation of any


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                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
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     kind or to any extent for the Services to be performed under this Agreement and/or for any payments, costs, expenses, outlays, loans, and/or other transfers of Contractor assets that the Contractor shall make and/or incur due to, and/or arising from, the Contractor's performance of the Services, the Contractor's use of the permit granted hereunder for the conduct of proprietary educational programs and/or any other of the Contractor's activities under this Agreement, except for telecommunication service costs attributable to CSD10's independent use of the IVC/DLS equipment as hereinafter expressed at Paragraph 3. Furthermore, the Contractor shall not make any demand to or against the Board for, nor shall the Contractor be entitled to receive from the Board, any payments, loans and/or transfers of any kind and/or to any extent whatsoever regarding any profits, gains, earnings, returns, dividends, proceeds, revenues, and so forth that the Contractor shall or may anticipate due to, and/or arising from, the Contractor's performance of the Services, the Contractor's use of the permit granted hereunder for the conduct of proprietary educational programs and/or any other of the Contractor's other activities pursuant to this Agreement. The Board and the Contractor stipulate and agree that the Contractor's expenses, costs, outlays, loans, and/or other transfers of Contractor assets as well as the Contractor's compensation, profits, gains, earnings, returns, dividends, proceeds, revenues and so forth shall be covered solely by, and derived solely from, the tuition, fees, commissions, compensation and/or other payment arrangements that the Contractor is able, as the Board's permittee, to generate independently from individuals, corporations and/or other entities who shall or may attend the Contractor proprietary educational programs as herein detailed. Furthermore, the Contractor stipulates, warrants and agrees that the BOE shall not be required under any circumstances and/or to any extent whatsoever to make and/or incur any payments, expenses, costs, outlays, loans, and/or other transfers of BOE assets due to, and/or arising from, any refunds, claims or other forms of liability asserted against the Contractor by any pupil, participant, client, employee or agent of the Contractor's or any other third party arising from the Contractor's performance of the Services, use of its permit or any other activities under this Agreement.

          (B) The Contractor stipulates, warrants and agrees that the BOE shall not be required under any circumstances or to any extent whatsoever to make or incur any payments, expenses, costs, outlays, loans, and/or other transfers of Board assets due to, and/or arising from, any damage(s) to Board personal and/or real property caused, allowed and/or occasioned by the performance of the Services, the use of the permit granted hereunder and/or other activities under this Agreement by the Contractor and/or the Contractor's agents, servants, employees, owners (including, without limitation, both parent and over-parent entities), partners (including, without limitation, general, limited, silent and apparent partners), directors, officers, subcontractors, subcontractor employees, volunteers, invitees, licensees, designees, assigns or any other representatives. The Contractor stipulates, warrants and agrees that the Contractor and/or its insurance policy(ies) coverage shall be solely responsible for, and shall


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                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
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     promptly pay and reimburse  the Board for all costs and other  transfers of assets that the Board shall incur as a result of any damage(s) to such Board personal and/or real property caused, allowed and/or occasioned by the performance of the Services, the improper use of the permit granted hereunder or other activities under this Agreement by the Contractor and/or the Contractor's agents, servants, employees, owners (including, without limitation, both parent and over-parent entities), partners (including, without limitation, general, limited, silent and apparent partners),
     directors,    officers,   elected   or   appointed   officials,    members,
     subcontractors,   subcontractor  employees,  volunteers,  invitees  (except
     willful acts by the Contractor's students), licensees, designees, assigns or any other representatives.

          (C) Furthermore, except for telecommunication service costs attributable to CSD10's independent use of the IVC/DLS equipment as hereinafter expressed at Paragraph 3, the Contractor warrants, covenants and agrees to reimburse the BOE promptly, upon written request, for payments, expenses, costs, outlays, and/or other transfers of BOE assets that the Board shall be compelled to incur due to, and/or arising directly from, any act(s) of commission and/or omission under this Agreement by the Contractor and/or the Contractor's agents, servants, employees, owners (including, without limitation, both parent and over-parent entities), partners (including, without limitation, general, limited, silent, apparent, senior and junior partners), directors, officers, elected or appointed officials, members, subcontractors, subcontractor employees, volunteers, invitees, licensees, designees, assigns or any other representatives.

     (3) GRANT OF EXTENDED  USE PERMIT.  The  following  terms,  conditions  and
         -----------------------------
specifications shall prescribe and govern the Board's grant of a continuing extended use permit to the Contractor:

          (A) Throughout the Term, the Board does hereby grant and convey to the Contractor a non-exclusive continuing extended use permit for the limited purposes of all aspects of the Services specified hereunder and the conduct of proprietary educational programs and classes via the means of the Contractor's IVC/DLS facilities and equipment at the following five locations: (1) the Mosholu Parkway Intermediate School (I.S. 80), 149 East Mosholu Parkway, Bronx, New York 10467; (2) the Thomas C. Giordano Intermediate School (I.S. 45), 2502 Lorillard Place, Bronx, New York 10458;
     (3) the Riverdale/David Stein Intermediate School (I.S. 141), 660 West 237th Street, Bronx, New York 10463; and, (4) the Angelo Patri Middle School (M.S. 321), 2225 Webster Avenue, Bronx, New York 10457.

          (B) The days and hours during which the Contractor may utilize its permit to occupy and use the space at the four school locations expressed heretofore at Paragraph 3(A) are as follows: (1) at the Mosholu Parkway Intermediate School (I.S. 80) and the Thomas C. Giordano Intermediate


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                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
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     School  (I.S.  45),  both  of  which  are  BOE  Beacon   Schools,<F1>   the
     Contractor's permit shall allow use of classroom and other facilities in each such building as specified in writing by the Chancellor or his/her designee(s) from 3:00 P.M. to 10:00 P.M. on BOE school calendar days<F2>
     and  on  such   Saturdays   that  do  not   constitute  BOE  school  and/or
     administrative holidays from 9:00 A.M. to 10:00 P.M.; and, (2) at the Riverdale/David Stein Intermediate School (I.S. 141) and the Angelo Patri Middle School (M.S. 321), both of which are regular BOE schools,<F3> the Contractor's permit shall allow use of classrooms and other facilities in each such building as specified in writing by the Chancellor or his/her designee(s) from 3:00 P.M. until 5:00 P.M. on BOE school calendar days
     only.  The  Chancellor  or  his/her   designee(s)   shall  have  reasonable
     discretion to determine which classroom(s) and other space in each listed BOE site shall be allocated to the Contractor.

          (C) In view of this Agreement, the Board hereby consents to waive the regular BOE Extended Use Permit approval process, although the Contractor shall complete a "Permit Application--School Buildings" (Form PO 68) and submit the same to the Chancellor's designee(s) not later than thirty (30) calendar days from the Agreement's execution date. The said "Permit Application--School Buildings" (Form PO 68) is contained in the BOE STANDARD OPERATING PROCEDURES FOR FINANCIAL MANAGEMENT CENTERS, Chapter XXV entitled, "Extended Use of School Buildings," which Chapter XXV is hereby incorporated into, and made part of, this Agreement as "Attachment A."
     Furthermore, the Board of Education does hereby waive any charges for electricity, heat, hot water, water, air conditioning, extended use fees (for periods when schools are normally open for community use), security costs, and custodial services that the BOE would normally charge a school building extended use permittee. As a condition for the grant of a continuing extended use permit for BOE facilities, the Contractor does hereby consent, agree, covenant, promise and warrant to comply in every respect with all of the rules, regulations, policies and procedures expressed in Attachment A. If the Contractor shall fail and/or refuse to submit a fully completed and duly certified "Permit Application--School Buildings" (Form PO 68) by not later than the close of business on the thirtieth (30th) calendar day following the Agreement's execution date, the

-------------------
<F1> A "Beacon  School" is a Board of  Education  public  school as  operated by
CSD10,for which Federal, State of New York, City of New York, other public sector and/or private sector grants and other funding are received to enable the BOE and CSD10 to keep the school open to the local public school and general communities on weekday afternoons and evenings and on Saturdays during the days and evenings. Except in unusual circumstances that are not contemplated to arise under this Agreement, BOE and CSD10 Beacon Schools and other schools are closed on all Sundays and all BOE school calendar holidays.

<F2> The term "BOE school calendar day" is hereby defined as a day when New York
City Public Schools are in session for students in accordance with official BOE school calendars such as, but not limited to, the annual "Brief Calendar" published as Regulation of the Chancellor No. B-101.

<F3>  Regular  Board  of  Education  and  CSD10  primary,  elementary,   middle,
intermediate and junior high schools are open free of charge to the local public school and general communities only on BOE school calendar day afternoons from the end of daily school sessions until 5:00 P.M. Unless there is payment of an extended use permit fee, such regular schools are closed evenings and Saturdays. As heretofore expressed at Note 1, all BOE and CSD10 schools are closed on all Sundays and all BOE school calendar holidays.


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     Chancellor  or his/her  designee(s)  shall  have the option to cancel  this
     Agreement in its entirety upon five (5) calendar days advance written notice to the Contractor. Whereupon the Chancellor or his/her designee(s) shall transmit such notice to the Contractor, the Board of Education shall be relieved of all obligation and liability to the Contractor under this Agreement.

          (D) The BOE and CSD10 do hereby acknowledge that the Contractor shall be using school facilities on an extended use basis on days and during hours when the affected schools shall be open for school and community purposes and activities. Therefore, the Contractor shall not be liable to pay any extended use fees to the BOE for such days and times when the affected school buildings are open. However, in the event that the Contractor shall use any BOE school buildings on days or at times when extended use fees would be applicable pursuant to Attachment A, the Contractor shall pay all such extended use fees, if any, within thirty (30) calendar days of each request by the Chancellor or his/her designee(s). The preceding sentence conforms to the Contractor's agreement regarding the limitation of BOE costs and expenses as heretofore expressed at Paragraph 2.

          (E) In case Federal, State of New York, City of New York, other local, private and/or other funding for the two (2) heretofore-listed Beacon Schools shall cease or be reduced for any reason whatsoever and/or to any extent whatsoever so that the BOE and/or CSD10 shall no longer be reasonably able to operate the two (2) heretofore-listed Beacon Schools as Beacon Schools, the Contractor does hereby consent, acknowledge and agree that it shall cease and/or limit operations at the affected former Beacon School to such hours as permitted in a regular BOE school without an extended use permit fee(s), i.e., from 3:00 P.M. to 5:00 P.M. on BOE school calendar days only. If one or both of the heretofore-listed Beacon Schools shall be closed or shall have its hours of operations curtailed, the Contractor may exercise one of the following options: (1) to pay for the school opening costs specified in Attachment A to run its proprietary educational programs after normal school hours at the one or both former Beacon Schools; (2) to move its equipment at its sole cost and expense (including all costs for the full and complete repair and restoration of the affected former BOE school premises to their conditions before the Contractor's occupancy) from one or both former Beacon Schools to one or both of up to two new Beacon Schools that may come into operation via any new or changed Federal, State, local, private and/or other funding; or, (3) to cancel this Agreement upon six months advance written notice to Chancellor and his/her designee(s). If one or both of the heretofore-listed Beacon Schools shall be closed or shall have its hours of operation curtailed before the expiration of the Original Period and the Contractor shall have elected to cancel the Agreement, then the Contractor shall have the option within ninety (90) calendar days from such cancellation to retain all right, title and interest in all of the IVC/DLS equipment that it shall have installed in any BOE school site (except for the IVC/DLS equipment installed at CSD10 headquarters) and to remove such equipment


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     from BOE school sites at its sole cost and expense,  which cost and expense shall include the complete repair and restoration of all affected BOE school premises to their good conditions as if the Contractor's occupancy shall have never occurred. If the Contractor shall fail and/or refuse to perform the repair and restoration work expressed in the preceding sentence to the reasonable satisfaction of the Chancellor or his/her designee(s), the Contractor does hereby agree and warrant that it shall not remove any of the IVC/DLS equipment that it shall have installed any BOE school sites; and, the Contractor does hereby stipulate and agree that, upon its departure from an affected BOE school site(s) without having effected the said satisfactory repair and restoration work, all right, title and interest to the IVC/DLS equipment located in all BOE school sites shall pass from the Contractor to the BOE without the necessity of any further action by the parties.

          (F) In accordance with the terms and conditions expressed heretofore at Paragraph 2, the Contractor does hereby agree, covenant and warrant to obtain and install, at its sole cost and expense, a separate telecommunication line for the IVC/DLS unit installed at CSD10 headquarters, i.e., a telecommunication line distinct from the BOE line(s) used for community school district business, although CSD10 shall pay for all telecommunication service charges that may be incurred during the Term for the Board's use of IVC/DLS equipment at the CSD10 headquarters. In accordance with the terms and conditions heretofore-expressed at Paragraph 2, furthermore, the Contractor shall/may exercise one of the two following options for the installation of telecommunication lines at the heretofore-listed BOE school sites and any other BOE school sites that the Contractor may occupy during the Term of this Agreement:

               (1) The Contractor shall obtain, at its sole cost and expense, a single separate telecommunication line for each IVC/DLS unit installed at a BOE school site, i.e., a telecommunication line distinct from the BOE line(s) used for school purposes, and shall pay all telecommunication service charges and taxes that may be incurred during the Term due to the Contractor's use of the IVC/DLS equipment at BOE school sites. In return, CSD10 shall pay for all telecommunication service charges, exclusive of Federal, State and local sales, compensating use and excise taxes, that its employees, and agents incur during the time CSD10 shall be allowed hereunder to utilize the IVC/DLS equipment. If the Contractor shall select this first option, the Contractor shall submit a printed invoice(s) not more frequently than monthly to CSD10, in which all monthly service charges and per call charges, exclusive of Federal State and/or local sales, excise and/or compensating use taxes, shall be detailed fully; or,

               (2) The Contractor shall obtain, at its sole cost and expense, two separate telecommunication lines for each IVC/DLS unit installed at a BOE school site, i.e., two telecommunication lines distinct from the BOE line(s) used for school purposes. One such telecommunication


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          line  for  each  IVC/DLS  unit  shall  be  dedicated   solely  to  the
          Contractor's use, and the Contractor shall be solely responsible to pay all telecommunication service charges and taxes that may be incurred during the Term on the said dedicated telecommunication line. The second telecommunication line for each IVC/DLS unit shall be dedicated solely to CSD10's use, and CSD10 shall be solely responsible to pay all telecommunication service charges that its employees, agents and invitees incur in the course of BOE use of the second telecommunication line. If the Contractor shall select the option expressed in this Paragraph 3(F)(2), the Contractor shall arrange with its telecommunication carrier(s) to have CSD10 listed and billed separately as the customer on the second telecommunication line for each IVC/DLS unit installed at a BOE school site.

          (G) By not later than thirty (30) calendar days from this Agreement's execution date, the Contractor shall submit to the Chancellor's designee(s) a fully completed and duly certified "Contractor Questionnaire," which document is hereby incorporated into, and made part of, this Agreement as "Attachment B." If the Contractor shall fail and/or refuse to submit a completed and duly certified "Contractor's Questionnaire" by not later than the close of business on the thirtieth (30th) calendar day following the execution date of this Agreement, the Chancellor or his/her designee(s) shall have the option to cancel this Agreement in its entirety upon five
     (5) calendar days advance written notice to the Contractor. If the Chancellor or his/her designee(s) shall find that the Contractor shall have made any knowingly false and/or misleading entry upon the said "Contractor's Questionnaire," the Chancellor or his/her designee(s) shall have the option to cancel this Agreement in its entirety upon five (5) calendar days advance written notice to the Contractor. Whereupon the Chancellor or his/her designee(s) shall transmit notice to the Contractor, as expressed in either or both of the two (2) immediately preceding sentences, the Board of Education shall be relieved of all obligation and liability to the Contractor under this Agreement.

          (H) For one day each on not more than six occasions per BOE school year, the Contractor may conduct an "open house" at each of the heretofore-listed BOE school sites (or each replacement school site). The term "open house" is hereby defined as a one-day event during the regular hours of operation of each affected BOE school site, in which the Contractor may have up to a maximum of two tables or booths (with up to four chairs for each table or booth), each staffed by up to a maximum of four of the Contractor's employed or subcontractor personnel, for the purpose of the distribution of literature, provision of verbal and other information, and the registration of pupils for its proprietary educational courses. By not later than thirty (30) calendar days before the start of each BOE school year, the Contractor shall provide written notice to the Chancellor's designee(s) of the "open house" dates at each BOE school site for the prospective year. Furthermore, the Contractor may install up to a maximum of three fixtures at each of the heretofore-listed BOE school sites (or each replacement school site) for the purposes of displaying and


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     storing  information about its proprietary  educational  courses.  The term
     "BOE school year" is hereby defined as the ten-month annual period from the first official day of school each September through the last official day of school each June. The said fixtures may consist of any combination of the following types of fixtures up to a cumulative maximum of three units per BOE school site: (1) freestanding, magazine-style metal racks (no sharp or jagged edges and/or glass components shall be permitted) not larger that 40" high by 24" wide by 24" deep; (2) freestanding, wooden or metal cases with shelves (no sharp or jagged edges and/or glass components shall be permitted) not larger that 48" high by 48" wide by 24" deep; and/or, (3) freestanding, cylindrical or four-sided, wooden or metal, electronic or non-electronic kiosks (no sharp or jagged edges and/or unbreakable glass components shall be permitted) not larger that 72" high by 36" wide by 36" deep. Without cost to the BOE, the Contractor shall allow each BOE school to use for various school and/or educational purposes up to a maximum of fifty percent (50%) of the display space of each kiosk that the Contractor shall opt to install at a BOE school site. The types of promotional information and displays that the Contractor may use on BOE premises shall be limited to those expressly stated in this Agreement. The Contractor shall bear the sole cost and expense for the transportation, installation,
     repair,    maintenance,    replacement    and    removal    of   all    the
     heretofore-described "open house" equipment and materials as well as display fixtures. At all times, the Contractor shall maintain all such "open house" equipment and materials as well as all display fixtures in clean, good working order and free from defects as well as graffiti and other defacements. Before installation of any of the heretofore-described fixtures, the Contractor shall submit an actual physical sample or a complete, detailed sample drawing of each type of display fixture it plans to utilize at BOE school sites to the Chancellor's designee(s) for approval, which shall not be withheld and/or delayed unreasonably. Title and ownership of every unit of "open house" equipment and every unit of display fixtures shall be and remain vested in the Contractor, and the BOE shall not have any responsibility whatsoever for the same. The Contractor shall submit one copy each of every distinct unit of print or graphic
     advertisement,   promotional   literature,   proposed   script   for   oral
     presentation, pre-recorded promotional audio presentation, pre-recorded promotional visual presentation, and pre-recorded promotional audio/visual presentation for prior approval to the Chancellor's Committee for Approval of School Advertisements (hereinafter expressed as "CASA"), located at Board of Education of the City of New York, 65 Court Street, Room 1703, Brooklyn, NY 11201-4954, Attention: Elizabeth A. Knipfing (or her successor as notified by the CASA chairperson). (The preceding shall not include
     course  catalogs,   registration  forms,   financial  aid  forms,  academic
     transcript  forms,   matriculation  forms,  and  other  non-promotional  or
     non-advertising  materials.)  CASA shall have the sole,  absolute and final
     right  of  prior  approval  of  every   distinct  unit  of   advertisement,
     promotional  literature,   registration  form,  proposed  script  for  oral
     presentation, pre-recorded promotional audio presentation, pre-recorded promotional visual presentation, pre-recorded promotional audio/visual presentation and any other promotional material that the Contractor seeks to distribute, display or otherwise communicate at, in or to any BOE


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     school. Upon the Contractor's written request, CASA shall furnish a copy of its written regulations and procedures, which shall be binding upon the Contractor and which may be updated, revised, added, deleted or otherwise changed at any time without prior notice to the Contractor.

     (4) SERVICES. Wherever used in this Agreement, the term "Services" shall be
         --------
deemed to describe collectively all professional, supervisory, administrative, educational, training, creative, technical, architectural, construction, maintenance, continuing support, expert advisory and other activities as well as all of the labor, goods, commodities, equipment, hardware, software, supplies, materials and facilities that the Contractor furnishes to, or for the benefit of, the Board and the Board's school sites and employees. The Contractor shall perform the Services under the general supervision of the Chancellor or his/her designee(s). The Contractor shall furnish, provide and deliver all of the Services expressed in the "Proposal." The said Proposal is hereby incorporated into, and made part of, this Agreement as "Attachment C." As contained herein and/or the Proposal, any words of aspiration (such as, but not limited to, "ideally," "hoped" and/or "hopefully") and/or expectation (such as, but not limited to, "expected," "anticipated" and/or "if available") are hereby deemed to be the Contractor's binding commitment. Furthermore, all else to the contrary notwithstanding, the following terms, conditions and specifications shall govern the Contractor's performance of the Services:

          (A) The Contractor shall ensure that all its employees, subcontractors and subcontractor employees comply with all terms, conditions and specifications of this Agreement. The Contractor shall ensure that all its employees and subcontractor personnel are present, punctual and prepared to perform all the Services as scheduled by the Board. The Contractor shall exercise due care and diligence to screen and select all managerial and staff employees and subcontractors who provide any of the Services under this Agreement, i.e., such personnel must be certified, competent professionals. The Contractor shall furnish all necessary supervision of its employed and subcontractor personnel.

          (B) All personnel described heretofore in Paragraph 4(A) and the Proposal are employees or subcontractors of the Contractor, and the Contractor is alone responsible for their work and employment as well as for their direction, discipline, compensation and benefits. Whereupon the Chancellor or his/her designee(s) shall find that any individual(s) and/or entity(ies) described heretofore in Paragraph 4(A) and/or the Proposal shall have violated any provision(s) of this Agreement or shall have rendered unsatisfactory performance of his/her/its duties and responsibilities under this Agreement, the Contractor must adhere to, and carry out, any and all instructions for suspension, removal and/or replacement of the affected individual(s) and/or entity(ies). In cases of suspension from contractual service of a given individual(s) and/or entity(ies), the Contractor is hereby prohibited for the period of time specified by the Chancellor or his/her designee(s) to utilize the affected individual(s) and/or entity(ies) on any portion of any work to be performed under this Agreement or any other Board agreement. In cases of removal from


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     contractual  service  of a  given  individual(s)  and/or  entity(ies),  the
     Contractor is hereby prohibited permanently to utilize the affected individual(s) and/or entity(ies) on any portion of any work to be performed under this Agreement or any other Board agreement. If due process is necessary before or after the suspension and/or removal of a given individual(s) and/or entity(ies), the Board shall administer any and all legally mandated procedures.

          (C)  Upon   suspension  or  removal  by  the   Chancellor  or  his/her
     designee(s) of any personnel or entity(ies) described heretofore in Paragraph 4(A) and the Proposal from contractual service, the Contractor shall replace the affected individual(s) and/or entity(ies) within five (5) school calendar days. Furthermore, the Contractor shall furnish notice within three (3) school calendar days after receipt of notice from the Chancellor or his/her designee(s) to the Board's contractual oversight administrator of the identity of the replacement individual(s) and/or entity(ies) and, thereafter within a reasonable time period, any other relevant, non-confidential information about the replacement person(s) and/or entity(ies) as requested by the Board's contractual oversight administrator.

          (D) In connection with the Services, the Contractor shall provide quality software and hardware instruction, training, counseling, advice, developmental assistance, technical support, expert perspectives, and evaluation to include, without any limitation, lectures, seminars, workshops, discussions, demonstrations, site visits and reviews in keeping with high professional standards regarding the effective operation of the IVC/DLS equipment, software and materials. The Contractor shall utilize only qualified counselors, trainers, advisers, teachers, instructors, administrators and other staff who are familiar with the professional needs of school principals and teachers.

          (E) For each BOE school or office where any Services are furnished, the Contractor shall maintain and supply to the BOE upon request a separate and complete "Site File." Each of the Services and/or each segment of the Services supplied and/or provided to, for, or on behalf of, each school or office shall be noted in the Site File with, as a minimum, the name and location of the school or office, a detailed inventory of the equipment, software and materials furnished, the name of each Board employee to, for, on, or on behalf of, any Service(s) was performed (including dates, times, attendance with specific notations of each Board employee's attendance), and a summary of each Service rendered. The Chancellor or his/her designee(s) may require additional types of entries and/or information to be included in each Site File.

          (F) At no cost or expense to the Board, the Contractor shall furnish any and all equipment, supplies and materials necessary for the Contractor's personnel and/or subcontractors to perform the Services effectively and satisfactorily. The Contractor shall be solely responsible for said equipment, supplies and materials plus all of the IVC/DLS equipment, hardware, software, peripherals, supplies and materials


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     regardless  of the cause of any and all theft of,  vandalism  and/or  other damage to the same including, but not limited to, any and all negligent acts and/or omissions of the Board and/or CSD10, any Board and/or CSD10 members, officers, managers, agents, employees, contractors, volunteers, licensees, invitees, students, students' family members/guardians, as well as the negligent, reckless and/or willful acts or omissions of individuals not associated with the Contractor or the Board.<F4> Nevertheless, the Board and CSD10 shall make reasonable efforts to secure the IVC/DLS equipment from unauthorized access during such times when schools are in regular session and/or offices are open for regular business.

          (G) At any time that the Contractor shall not be using the IVC/DLS equipment, software and materials for its proprietary educational programs or classes, the Board/CSD10 may use the said IVC/DLS equipment, software and materials for any legitimate public school and other educational purpose as reasonably determined by the Chancellor or his/her designee(s). The Board and CSD10 do hereby agree that only those Board and CSD10 employees who shall have been trained by the Contractor in the use of the IVC/DLS equipment, software and materials shall operate the said equipment, software and materials.

          (H)  Board  Facilities.  For  any  Services  furnished  to or for  BOE
               -----------------
     personnel on Board of Education premises, the BOE shall ensure that adequate space, as required by the nature of the Contractor's activity to be conducted, shall be furnished at no cost to the Contractor at each school site where the Services and/or other activities are to occur. This provision shall not operate in derogation of the Contractor's obligation to pay for custodial or other fees, as heretofore required at Paragraphs 2 and 3(C), in connection with the extended use operation of its proprietary educational programs and/or classes outside of hours when BOE schools are normally open for community use. Except for any hazardous materials and/or wastes produced, brought and/or generated by the Contractor, the Board shall ensure that each site is kept clean and free of any and all fire and/or safety hazards. In accordance with the provisions hereinafter expressed at Paragraph 4(K)(10), the Contractor shall be responsible for the safe, lawful disposal of any and all hazardous materials and/or wastes that it or its staff, consultants and subcontractors produce, bring and/or generate in the course of the provision of any of the Services.

          (I) In the performance of any and all Services, in its relations with Board employees, and in its conduct of its proprietary educational programs and classes, the Contractor shall give equal opportunity to all persons, and the Contractor shall not discriminate for any reason based on race, creed, color, sex, sexual orientation, age, national origin, ethnicity, disability, marital status, religion or political beliefs/affiliations.

-------------------
<F4>  This  sentence  shall be  construed  in  conjunction  with the  provisions hereinafter expressed at Paragraphs 4(P)-(Q). The "negligent improper misuse and/or abuse" of IVC/DLS facilities, as specified hereinafter at Paragraphs 4(P)-(Q), shall not be deemed for any reason whatsoever to be the same as or similar to "theft of, vandalism and/or other damage to" IVC/DLS facilities. With reference to IVC/DLS facilities, the term "other damage" shall include, but shall not necessarily be limited to, fire, water leaks, electric power surges, magnetic disturbances, cleaning fluid or other chemical spills, damage in the course of unrelated felonious conduct, and so forth.



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          (J) The  Contractor  shall  cooperate  with the Board to evaluate  the
     Services under this Agreement. The Contractor must permit the Board, its agents, employees and/or volunteers to visit and observe the sites while Services are being performed and to interview staff and distribute Board questionnaires and other materials.

          (K) Rules and Procedures for Construction-Related  Work and the Repair
              ------------------------------------------------------------------
     and  Maintenance of  Construction-Related  Work. The Contractor does hereby
     -----------------------------------------------
     covenant, agree and warrant to comply in every respect with the rules, regulations, policies and procedures hereinafter expressed for the construction and installation of the equipment and fixtures expressed in the Proposal, the repair and maintenance of such construction and installation work, and other Services at each Board school site where the Services are to be performed.

               (1) The BOE Division of School Facilities (hereinafter expressed as "DSF") shall have the full right, power and authority to establish, maintain, administer and interpret all Board rules, regulations, policies and procedures to be followed by the Contractor in the performance of all Services that directly and/or indirectly involve any construction, alteration, installation, maintenance and repair work and/or activities in, on and/or about the Board's school buildings and grounds. Furthermore, DSF shall oversee and approve the Contractor's performance of all construction, alteration, installation, maintenance and repair aspects of the Services to be furnished, supplied and/or performed in, on and/or about BOE school buildings and grounds. The Contractor shall be bound to adhere in every respect to all of the rules and procedures established by DSF for any and all construction, installation, maintenance and repair activities in, on and/or about the Board's school buildings and grounds. DSF shall have the sole right, power, authority and discretion to update, revise, add, delete, amend or otherwise change any and all such rules and procedures at any time during the Original and/or Additional Periods upon five (5) school calendar days advance written notice to the Contractor.

               (2) James F.  Lonergan,  Director  of DSF's  Office  of  Building
          Services,  or his  successor  as named by the  Chancellor  or  his/her designee(s) with written notice to the Contractor, and/or Mr. Lonergan's designee(s), shall be the DSF liaison with the Contractor and the Contractor's employees and subcontractors. All correspondence and other information which the Contractor and/or the Contractor's employees and subcontractors shall or may send to Mr. Lonergan shall be addressed to him at the Board of Education of the City of New York,


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          Division  of School  Facilities,  Office of Building  Services,  28-11
          Queens Plaza North, Room 540, Long Island City, New York 11101; telephone number (718) 391-6530; and, fax number (718) 391-6020;
          e-mail address JLONERGAN@NYCBOE.NYCENET.EDU.

               (3) Before starting any Services pertaining to initial and/or supplemental construction, alteration and/or installation work, any reconstruction, re-alteration and/or re-installation work, and/or any repair and maintenance work at each given school site and/or video production studio, the Contractor must furnish DSF a fully detailed, distinct Scope of Work for each such site and/or studio, each of which Scope of Work shall be in a form reasonably satisfactory to DSF. Each Scope of Work shall include, but not necessarily be limited to, drawings, schematics, and fully articulated and detailed written plans including, but not necessarily limited to, materials, labor and methods of construction, alteration, installation, reconstruction, re-alteration and/or re-installation in such formats and with such content as DSF shall reasonably require. DSF shall have sole, reasonable discretion to approve each Scope of Work submitted by the Contractor for the Services to be performed at each BOE school site. The Contractor may not commence Services pertaining to initial and/or supplemental construction, alteration and/or installation work or reconstruction, re-alteration and/or re-installation work any given school site until receipt of written approval of the applicable Scope of Work from DSF. At the same time, neither DSF nor the Contractor shall unreasonably delay the approval process in any negotiations for modifications, amendments, revisions, additions, deletions or other changes to each Scope of Work submitted by the Contractor.

               (4) The Board's "Instructions to Bidders for Requirement and Service Contracts" form (hereinafter expressed as "R/S ITB") is hereby incorporated into, and made part of, this Agreement as "Attachment D." The R/S ITB's application to the Agreement is hereby limited to Paragraphs 5A, 10, 16, 21, 22, 24, S.2, S.3, S.5, S.6, S.7, S.8, S.9,
          S.10, S.11, S.12, S.13, S.14, and S.15 contained in said R/S ITB. The Contractor must comply with all applicable terms, conditions and specifications contained in the R/S ITB in the performance of all Services involving initial and/or supplemental construction, alteration and/or installation work, any reconstruction, re-alteration and/or re-installation work, and/or any repair and maintenance work at any given BOE site.

               (5) The BOE's "RS-29 Requirement/Service Contract" form (hereinafter expressed as "RS-29") is hereby incorporated into, and made part of, this Agreement as "Attachment E." The entire RS-29 is hereby deemed to be applicable to this Agreement except for the following: the portions of page 1 containing blank spaces for the entry of information; Article 2; Article 2A; the third sentence of
          Article 40;  Subparagraphs 1-4 of Article 40; Article 43A; Article 45;


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        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
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          Article  46;  Article  48;  and,  the  executory  portions of page 43.
          Wherever mentioned in the RS-29, (a) the term "bidder" shall mean "proposer" and shall denote the Contractor, (b) the term "bid(s)" shall mean the Proposal, and (c) the term "specifications" as contained in Article 12 and elsewhere in the RS-29 where it shall have the same connotation shall mean the Proposal. The Contractor must comply with all applicable terms, conditions and specifications contained in the RS-29 in the performance of all Services involving
          initial   and/or   supplemental   construction,    alteration   and/or
          installation   work,   any   reconstruction,    re-alteration   and/or
          re-installation work, and/or any repair and maintenance work at any given BOE site.

               (6) The Board's "Letter Agreement with Construction Contractors" form (hereinafter expressed as "LACC Form") is hereby incorporated into, and made part of, this Agreement as "Attachment F." The application of the LACC Form to this Agreement is hereby limited to the following: the first and second unnumbered, unbulleted paragraphs on page 2; numbered Paragraphs 1-3 on page 2; the first and second unnumbered paragraphs on page 3; numbered Paragraphs 1-5 on page 3; numbered Paragraphs 9-10 on page 5; and, all material on page 7. The Contractor must comply with all applicable terms, conditions and specifications contained in the LACC Form in the performance of all Services involving initial and/or supplemental construction, alteration and/or installation work, any reconstruction, re-alteration and/or re-installation work, and/or any repair and maintenance work at any given BOE site.

               (7) In the event of any special circumstances concerning any Services involving construction, alteration and/or installation work or any reconstruction, re-alteration and/or re-installation work at any given school site, the Contractor must agree and comply with all additional, deleted, amended, revised and/or otherwise changed instructions affecting the provisions in the R/S ITB, RS-29 and/or LACC Form, as determined in the sole, reasonable discretion of DSF.

               (8) Where a given BOE site(s) is under the direct care custody and control of the Board of Education, all approvals for Services pertaining to construction, alteration and/or installation work or any reconstruction, re-alteration and/or re-installation work shall involve only the Chancellor, his/her designee(s) and/or DSF. Where the Board leases and/or licenses a site(s) where any Services are to be rendered, the Contractor does hereby acknowledge, stipulate and agree that the lease(s) and/or license agreement(s) covering the affected BOE site(s) shall control and govern the Contractor's Services and activities at the affected BOE site(s). The Contractor does hereby acknowledge, stipulate and agree that most, if not all, BOE leases and license agreements contain provisions requiring prior approval by the landlord and/or licensor for any and all Services involving
          construction,    alteration   and/or    installation   work   or   any


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          reconstruction,  re-alteration  and/or  re-installation  work  on  the leased and/or licensed premises. The Contractor shall make every reasonable effort to cooperate with the Board to secure any and all necessary prior approvals from landlord and/or licensors including, but not necessarily limited to, supplying copies of the Scope of Work and any and all drawings, schematics, and fully articulated and detailed written plans including, but not necessarily limited to,
          materials,   labor   and   methods   of   construction,    alteration,
          installation, reconstruction, re-alteration and/or re-installation in such formats and with such content as any given landlord(s) and/or licensor(s) shall reasonably require. The Contractor shall comply fully and faithfully with any and all special instructions by a given
          landlord(s)   and/or  licensor(s)  for  the  performance  of  Services
          involving   construction-related  work  at  any  given  leased  and/or licensed BOE site(s). Furthermore, the Contractor shall allow each affected landlord and/or licensor to inspect the Contractor's work at each affected leased and/or licensed BOE site(s).

               (9) The Contractor and its employees, subcontractors and subcontractor employees shall perform all Services involving initial construction, alteration and/or installation work and/or any reconstruction, re-alteration and/or re-installation work at each given school site in the least physically destructive and pedagogically intrusive manner reasonably possible. In particular, the Contractor's attention is drawn to BOE rules, regulations, procedures and policies regarding asbestos and lead paint in school buildings as well as fire safety and other safety aspects of school buildings, which the Contractor shall follow in every respect. The Contractor shall familiarize itself and its employees, subcontractors and subcontractor employees with all applicable BOE rules, regulations, procedures and policies regarding asbestos and lead paint in school buildings as well as fire safety and other safety aspects of school buildings. Upon the Contractor's written request, DSF shall furnish copies of all applicable BOE rules, regulations, procedures and policies.

               (10) Hazardous and Other Wastes. At each BOE site, the Contractor
                    --------------------------
          shall furnish and utilize adequate apparatuses to render any and all wastes generated during the course of the provision of the Services capable of disposal through conventional means by neutralizing any and all hazardous substances contained therein, in accordance with all applicable Federal, State, City of New York and BOE laws, rules, regulations, policies and guidelines. If any such wastes such as, but not limited to, friable asbestos, are not capable of being neutralized in a cost effective manner, the Contractor shall arrange for disposal in a manner that both conforms with all applicable Federal, State, City of New York and BOE laws, rules, regulations, policies and guidelines and minimizes any potential for exposure to such wastes by BOE employees, pupils and invitees. If the Board possesses the capability and funding to dispose of any such wastes, the Board shall


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          have the option, on a case-by-case and site-by-site  basis, to arrange for the disposal of all or any portion of any such wastes. If the Board elects to exercise this option for any one or more instances at any one or more BOE sites, DSF shall provide written notification to the Contractor to release the Contractor from responsibility for disposal in the given instance(s) at the given school site(s). Any release from responsibility for waste disposal shall apply only to the instance(s) and the BOE site(s) specifically expressed in each such written notification. Until receipt of each such written notice from the Board, if any, the Contractor shall remain liable to comply with all waste disposal requirements expressed in this Agreement.

               (11) Contractor's  Performance of Construction-Related  Work. The
                    -------------------------------------------------------
          following terms, conditions and specifications shall given the Contractor's performance of all Services involving initial and/or supplemental construction, alteration and/or installation work or reconstruction, re-alteration, re-installation, repair and/or maintenance work at each given BOE site.

                    (a) The Board, at its reasonable discretion,  shall have the right to inspect the progress of all initial and/or supplemental construction, alteration and/or installation work or reconstruction, re-alteration, re-installation, repair and/or maintenance work at each BOE site and will submit any objections in writing promptly following such inspections.

                    (b) The work shall be  substantially  complete when each and all of the following conditions shall exist or shall have been fulfilled:

                         (i) the  work,  including  all major  items of  initial
                    and/or supplemental construction, alteration, installation, re-construction, re-alteration, re-installation, repair and/or maintenance which the Contractor must perform, as set forth in the Proposal, have been substantially but not entirely complete and all building and utility systems are operative and in normal working order; and,

                         (ii) all governmental permits, approvals and certificates, as and if applicable, have been obtained by the Contractor, including all supporting certificates and/or documentation pertaining thereto, have been issued; and,

                         (iii) the  uncompleted  work does not unduly  interfere
                    with the Board's ability to use the affected BOE site for normal school purposes; and,

                         (iv) the  premises  around  each  work  site  have been
                    cleaned as follows: the interior shall be broom clean and the sidewalks, curbs, driveways, grounds and passageways, adjoining and/or appurtenant to each affected BOE site shall be free and clear of dirt, debris, rubbish or any other obstruction.



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        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
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                    (c) When the  Contractor  believes that the  conditions  set forth in Paragraph 4(K)(11)(b)(i-iv) have been satisfied at each given BOE site, the Contractor shall submit to the Board in writing a statement that, in the Contractor's opinion, all the work at a given school site has been substantially completed and that the Contractor has fulfilled all the requirements of Paragraph 4(K)(11)(b)(i-iv) (hereinafter expressed as "notice of substantial completion"). Further, the Contractor shall compile and submit to the Board for its review, together with said notice, a punch list of all uncompleted minor items of the work at each such BOE site and the expected date of completion of such items.

                    (d) The Board shall inspect each BOE site within twenty (20)
               business days of receipt of written notice of substantial completion and shall report in writing to the Contractor either
               (i) the Board agrees that Paragraph 4(K)(11)(b)(i-iv) has been fulfilled and that the work at a given BOE site is substantially complete, or (ii) the Board disagrees with the Contractor, in which case the Board shall specify in writing in what ways the Contractor has failed to fulfill the requirements of Paragraph 4(K)(11)(b)(i-iv). In such event, the Contractor shall
               immediately   commence   correction(s)   of  the  problem(s)  and
               diligently proceed with continuity to complete said work (hereinafter expressed as "corrections"). The Contractor shall notify the Board in writing when said corrections are complete (hereinafter expressed as "notice of corrections"). The Board shall have ten (10) business days to inspect corrections and raise objections in writing (hereinafter expressed as "response") to the Contractor's notice of corrections. The Board retains the right to inspect the premises at any time during this process. The process of notice, response and corrections at each BOE site may be repeated until the Board agrees that the work is substantially complete. If the Board fails to respond to the Contractor's notice that corrections have been completed and the work at each given BOE site are substantially complete, such work will be deemed by the parties to be substantially complete, as of the date of the Contractor's most recent notice of corrections plus ten (10) business days.

                    (e) The Board shall have eight (8) weeks  after  substantial completion of the work at each given BOE site to add such minor items as it deems to be uncompleted to the punch list prepared by the Contractor. The Contractor shall commence and diligently complete all uncompleted items listed on such punch list.



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                    (f) The Contractor  does hereby covenant that the work to be performed by the Contractor and all parts thereof including, but not limited to, masonry, drilling, electrical equipment and systems, installations and fixtures, pipings and fittings shall be new and constructed in a good workmanlike manner and shall be in good working order and condition. The Contractor does hereby warrant the masonry, drilling, installation, fixtures, electrical systems, etc., all parts thereof, and all work performed by the Contractor to be in good working order for one year after substantial completion, except damage caused by the improper use by the Board. If warranties or guarantees covering the Services are available from suppliers, manufacturers, or builders, and are equal to or longer in duration than the time specified herein, the Contractor shall secure such warranties or guarantees for the Board's benefit. The Contractor shall deliver to the Board all warranties or guarantees from its subcontractors, suppliers and other sources within thirty (30) days of substantial completion of the work at each give school site or at such other time during the course of the Services as the Chancellor, his/her designee(s) and/or DSF shall specify in writing, such delivery to be a condition precedent to the Contractors use of each given school site.

                    (g) The Contractor shall obtain all permits, special permits and variances necessary for any construction-related work specified heretofore and in the Proposal; provided, however, the Board shall be responsible to obtain such permits, if any, as shall be required for the operation of equipment subsequent to final completion of the work. Upon written request to DSF, the Board shall provide reasonable assistance to the Contractor to obtain any necessary permits, special permits and/or variances.

          (L) Contractual  Oversight  Administrator for Each  School/Office Site
              ------------------------------------------------------------------
     for  Inspection  and Approval of  Non-Construction  Related  Services.  The
     ---------------------------------------------------------------------
     Chancellor or his/her designee(s) shall appoint at least one contractual oversight administrator for each school or other location where Services are to be performed and/or delivered. For each appointment of a contractual oversight administrator(s) for each such school or other location, the
     Chancellor's designee(s) shall arrange for the completion of the "Contractual Oversight Administrator Appointment Form," which is hereby made a part of, and incorporated into, this Agreement as "Attachment G." Upon completion of each Contractual Oversight Administrator Appointment Form, the Chancellor or his/her designee(s) shall (1) check the appropriate box for approval and place his/her signature on the appropriate line for approval, (2) make a copy of the form for the CSD10 contract file, (3) make a copy of the form and transmit it to the Contractor for the Contractor to place in the Site File, and (4) return the original form to the school principal.


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        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
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          (M)   Inspection   and   Approval  of  Audio,   Video,   Computer  and
                ----------------------------------------------------------------
     Telecommunications Hardware, Software, Peripherals and Other Equipment. The
     ----------------------------------------------------------------------
     Board may withhold acceptance of, or reject, any item(s) of audio, video, computer and telecommunications hardware, software, peripherals and other equipment and Services (herein occasionally expressed as "item[s]") to be delivered to, and installed at, each BOE site that is found, upon inspection, not to conform to the terms, conditions and specifications of this Agreement. The exercise by the Board of the right of inspection shall in no way whatsoever be deemed as a waiver by the Board of any warranties or of the Contractor's obligation to deliver items that conform to the terms, conditions and specifications of this Agreement.

               (1) For each item of audio, video, computer and telecommunications hardware, software, peripherals and other equipment and Services to be delivered to, and installed at, each BOE site, the CSD10 site's contractual oversight administrator(s) shall perform an inspection to ascertain the complete and operable nature of such goods. The Contractor shall cooperate fully with each contractual oversight administrator by furnishing and/or performing at least, but not necessarily limited to, the following: (a) a copy(ies) of an inventory check list of all items to be delivered to each affected school and/or studio site including, but not necessarily limited to, each piece of equipment, each piece of electrical wiring needed to accompany each piece of equipment, instruction manuals, each piece of software, each warranty certificate, and so forth, which the contractual oversight administrator(s) shall promptly certify in writing to the Chancellor's designee(s) as complete and in apparent good working order; (b) a clear estimation of where, when and how the entire system at each school shall be installed and made fully operable, which the contractual oversight administrator(s) shall promptly confirm in writing to the Contractor with a copy to the Chancellor's designee(s); and, (c) a complete operational demonstration after the Contractor has finished the complete installation, programming and set up of the system(s) at each BOE site, the completion and satisfactory/unsatisfactory nature and extent of which the contractual oversight administrator(s) shall promptly certify in writing to the Chancellor's designee(s).

               (2) The Contractor shall have five (5) business days from receipt of each contractual oversight administrator's written confirmation, as expressed in the immediately preceding paragraph, to furnish in writing to the Chancellor's designee(s) any corrections and/or clarifications to each contractual oversight administrator's said written confirmation. The Contractor may not begin to use any given school site until the following shall have occurred: (a) each


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          contractual  oversight  administrator  shall  have  sent a copy of the inventory check list for each given BOE site to the Chancellor's designee(s) with a written certification that every item of equipment has been delivered in complete and good working order; (b) the
          Chancellor's   designee(s)   shall  have   received  a  copy  of  each
          contractual  oversight  administrator's  written  confirmation  of the
          Contractor's   installation   procedure   estimation;   and,  (c)  the
          Chancellor's   designee(s)   shall  have   received  a  copy  of  each
          contractual oversight administrator's written certification that the Contractor's operational demonstration of the system(s) at each BOE site has been complete and satisfactory.

               (3) Each item and/or component part thereof that is customarily labeled and/or identified must have securely affixed thereto the original, unmutilated label(s) and/or marking(s) of the manufacturer, distributor and/or other supplier, as applicable. The Contractor's failure and/or refusal to comply with this requirement shall be deemed to be sufficient cause for rejection of the affected item(s) and/or component part(s) thereof. In cases where a label(s) and/or marking(s) are required by any applicable law, rule, regulation, policy and/or guideline, such label(s) and/or marking(s) must be affixed to each item and/or component part thereof--even if such labeling and/or marking necessitates the repetition of such labeling and/or marking upon numerous identical items and/or component parts--delivered under this Agreement.

          (N) Deliveries.  Except where otherwise  stipulated in this Agreement,
              ----------
     the Contractor shall make deliveries only between the hours of nine o'clock in the forenoon (9:00 A.M.) and four o'clock in the afternoon (4:00 P.M.) on BOE school calendar days, except in cases of deliveries to the CSD10 offices when the days shall include all BOE business days. At its option, the Board may consent to receive deliveries during hours or on days outside those expressed in the immediately preceding sentence, provided that such permission is expressed in writing and furnished reasonably in advance of the date and time of delivery. The Contractor must obtain verification of delivery of each item or component part thereof from the appropriate contractual oversight administrator(s), and no deliveries shall be deemed to have been received by the BOE unless the packing documents or shipping receipt accompanying each such item or component part thereof shall have been signed by the said appropriate contractual oversight administrator(s).

          (O) Product and  Service  Warranties.  At the time each item of audio,
              --------------------------------
     video, computer and telecommunications hardware, software, peripherals and other equipment and Services is delivered to, furnished to, and/or installed at each BOE site, the Contractor shall obtain, transfer and deliver to the Board of Education all warranties and guarantees from suppliers, subcontractors and/or materialmen with respect to each said item and/or component part thereof. The Contractor shall complete each warranty and/or guarantee application or registration form in such a manner so that each such warranty and/or guarantee shall inure to the benefit of the Board of Education. Furthermore, the Contractor does hereby warrant and guarantee


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        ----------------------------------------------------------------

     that, throughout the Term (hereinafter expressed as "Warranty Period"), each such item and component part thereof shall be free from any defects and/or faulty workmanship and, under normal use and service, shall perform in accordance with the terms, conditions and specifications expressed in the Proposal, any other publication(s) issued by the Contractor with respect to any such items and/or component parts thereof, and/or any publication issued by the supplier, developer and/or manufacturer of any such items and/or component parts thereof. For all intents and purposes under this Agreement, the Warranty Period for each item of audio, video, computer and telecommunications hardware, software, peripherals and other equipment and Services to be delivered to, furnished to, and/or installed at each BOE site shall commence on the date that the Chancellor's designee(s) shall receive each contractual oversight administrator's written certifications as heretofore required.

          (P) Product and Services Support,  Maintenance and Repair.  During the
              -----------------------------------------------------
     Warranty Period, the Contractor shall be responsible to supply, deliver, furnish, provide, render, equip, perform, install and otherwise fulfill the requirements of the continued support for each item of audio, video, computer and telecommunications hardware, software, peripherals and other equipment and Services to be delivered to, furnished to, and/or installed at each school or office site. The term "continued support" is hereby defined to include, but shall not be limited to, maintenance, repair and/or replacement of each item and/or component part thereof, ongoing user training, and the installation and/or incorporation of state-of-the-art improvements and/or engineering, as developed, into and for each item of audio, video, computer and telecommunications hardware, software, peripherals and other equipment and Services to be delivered to, furnished to, and/or installed at each school or office site. The Contractor shall furnish such continued support, as maintenance, throughout the Term including, but not limited to, the Original Period, the Additional Periods, if any, and any further renewal and/or extension periods of this Agreement. The Contractor shall make available to the Board maintenance and ongoing technical support for each item of audio, video, computer and telecommunications hardware, software, peripherals and other equipment and Services to be delivered to, furnished to, and/or installed at each school or office site. The Contractor shall itself maintain, or shall have access to, an adequate inventory or stock of each item and component parts thereof to make necessary repairs and/or replacements of such items and/or component parts thereof within seventy-two (72) hours of receipt of written notice from the Board pertaining to a problem. Paragraph 2 to the contrary notwithstanding, CSD10 shall be responsible to pay for any continued support during the Warranty Period, which continued support shall be occasioned by the negligent improper misuse and/or abuse of the IVC/DLS equipment by BOE employees, students, volunteers and/or invitees that shall render any warranty unenforceable. The preceding sentence shall not apply to repairs and/or replacements occasioned by normal wear and tear.


                                    Page 23
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        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
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          (Q)  Repair  and  Maintenance  of  Hardware,   Peripherals  and  Other
               -----------------------------------------------------------------
     Equipment after the Warranty  Period.  After the expiration of the Warranty
     ------------------------------------
     Period for any given item or component part thereof, the Contractor shall provide maintenance and repair service for each item of audio, video, computer and telecommunications hardware, software, peripherals and other equipment and Services delivered to, furnished to, and/or installed at each BOE site. Such repair and maintenance service is more fully described in the Proposal. As heretofore expressed at Paragraph 2, the Contractor shall bear any and all costs for repair and maintenance service charges at its sole cost and expense, except that CSD10 shall be responsible to pay for any repairs after the Warranty Period, which repairs shall be occasioned by the negligent improper misuse and/or abuse of the IVC/DLS equipment by BOE employees, students, volunteers or invitees. The exception contained in the
     preceding   sentence  shall  not  apply  to  repairs  and/or   replacements
     occasioned by normal wear and tear.

          (R) With respect to all of the continuing support, maintenance, repair and replacement provisions contained in this Agreement, the Contractor does hereby stipulate and agree that all of the IVC/DLS audio, video, computer and telecommunications hardware, software, peripherals and other equipment shall experience extensive use by both CSD10 and the Contractor under normal circumstances. Therefore, the Contractor does hereby stipulate and agree it will be ordinary, reasonable and necessary in the regular course of its performance of this Agreement for the Contractor to provide regular periodic continuing support, maintenance, repair and replacement of all the IVC/DLS audio, video, computer and telecommunications hardware, software, peripherals and other equipment throughout the Term.

          (S) Training Services.  For all general and particular  purposes,  the
              -----------------
     following terms, conditions and specifications shall govern the Contractor provision of training under this Agreement.

               (1) At no cost to the Board, the Contractor shall provide first quality in-service training workshops, courses, lectures, demonstrations and materials to forty (40) CSD10 administrative, pedagogical and support employees throughout the first year that each item of audio, video, computer and telecommunications hardware, software, peripherals and other equipment and Services is in use at school and other BOE sites. The Contractor shall make available such in-service training workshops, courses, lectures, demonstrations and materials on a schedule to be set at the reasonable discretion of the Chancellor's designee(s). At its sole option, the Contractor may elect at any time during the Term to offer in-service training workshops, courses, lectures, demonstrations and materials to additional CSD10 administrative, pedagogical and support employees. Each of the Contractor's training courses shall be not more than sixteen (16) fours in duration.



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               (2) During the Term beyond the first year period,  the Contractor shall furnish such BOE employee training as necessary to ensure that a minimum of forty (40) BOE/CSD10 employees are proficient in the effective operation of the Contractor's equipment, materials and supplies.

               (3) In the event that the Contractor shall fail and/or refuse to comply with the training requirements specified in this Agreement, the Chancellor or his/her designee(s) for general contractual oversight may, at his/her option, cancel the balance of the Term upon sixty (60) days advance written notice to the Contractor. If the Chancellor or his/ her designee(s) for general contractual oversight shall exercise the option in the preceding sentence, the Contractor shall have the option within sixty (60) calendar days from receipt of such cancellation to retain all right, title and interest in all of the IVC/DLS equipment that it shall have installed in any BOE school site (except for the IVC/DLS equipment installed at CSD10 headquarters) and to remove such equipment from BOE school sites at its sole cost and expense, which cost and expense shall include the complete repair and restoration of all affected BOE school premises to their good conditions as if the Contractor's occupancy shall have never occurred. If the Contractor shall fail and/or refuse to perform the repair and restoration work expressed in the preceding sentence to the reasonable satisfaction of the Chancellor or his/her designee(s), the Contractor does hereby agree and warrant that it shall not remove any of the IVC/DLS equipment that it shall have installed any BOE school sites; and, the Contractor does hereby stipulate and agree that, upon its departure from an affected BOE school site(s) without having effected the said satisfactory repair and restoration work, all right, title and interest to the IVC/DLS equipment located in all BOE school sites shall pass from the Contractor to the BOE without the necessity of any further action by the parties.

     (T) Transfer of Ownership upon Expiration of the Term. At the expiration of the fourth Additional Period of the Term, all right, title and interest in the IVC/DLS equipment, software, peripherals, materials and supplies and all other goods, commodities and supplies that the Contractor shall have installed at BOE school, office or other locations shall transfer from the Contractor to the Board of Education, and the Board of Education shall be the sole owner of all such IVC/DLS equipment, software, peripherals, materials and supplies and all other goods, commodities and supplies. If the Contractor shall add and/or upgrade any units of IVC/DLS equipment, software, peripherals, materials and supplies and/or replace any of the same with enhanced, modernized and/or updated units of at least the same utility, then all right, title and interest in the affected units shall be and remain in the Contractor until the expiration of the fifth Additional Period of the Term, whereupon all right, title and interest in the affected units of IVC/DLS equipment, software, peripherals, materials and supplies shall transfer from the Contractor to the Board of Education, and the BOE shall be the sole owner of all such IVC/DLS equipment, software,


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peripherals, materials and supplies. If for any reason whatsoever the Contractor shall materially default in its performance of this Agreement or shall cease educational operations at the BOE sites,<F5> all right, title and interest in the IVC/DLS equipment, software, peripherals, materials and supplies and all other goods, commodities and supplies that the Contractor shall have installed at BOE school, office or other locations shall transfer from the Contractor to the Board of Education, and the Board of Education shall be the sole owner of all such IVC/DLS equipment, software, peripherals, materials and supplies and all other goods, commodities and supplies. If for any reason the right, title and interest in any of the IVC/DLS equipment, software, peripherals, materials and supplies shall not transfer from the Contractor to the BOE at the expiration or other termination of this Agreement, the Contractor shall have the option within ninety (90) calendar days of any such expiration or other termination of this Agreement to remove the same at its sole cost and expense. If the
Contractor  shall  elect  to  remove  any  such  IVC/DLS  equipment,   software,
peripherals, materials and supplies, then the Contractor must repair and restore any affected BOE real and personal property to its good, serviceable condition as if the Contractor's installation shall have never occurred. If the Contractor shall fail and/or refuse to perform the repair and restoration work expressed in the preceding sentence to the reasonable satisfaction of the Chancellor or his/her designee(s), the Contractor does hereby agree and warrant that it shall not remove any of the IVC/DLS equipment that it shall have installed any BOE school sites; and, the Contractor does hereby stipulate and agree that, upon its departure from an affected BOE school site(s) without having effected the said satisfactory repair and restoration work, all right, title and interest to the IVC/DLS equipment located in all BOE school sites shall pass from the Contractor to the BOE without the necessity of any further action by the parties.

     (5) SPECIAL PROVISIONS TO ELIMINATE FEDERAL,  STATE AND LOCAL SALES, EXCISE
         -----------------------------------------------------------------------
AND USE  TAX  PAYMENTS.  The  Board  and the  Contractor  do  hereby  stipulate,
----------------------
acknowledge and agree that the Board of Education is a municipal corporation as defined under the Education Law and the General Construction Law of the State of
                  -------------         ------------------------
New York, and that the BOE is thereby exempt from the payment of Federal, State and/or local sales, excise and/or compensating use taxes, as provided under the U.S. Internal Revenue Code and the Tax Law of the State of New York. Therefore,
--------------------------         -------
the Contractor shall have the opportunity to eliminate all payments of such taxes for otherwise taxable goods, supplies, equipment, services, and so forth that the Contractor shall purchase, lease and/or otherwise lawfully acquire in the performance of the Services under this Agreement.

-------------------
<F5> The phrase  "...or shall cease  educational  operations  at the BOE sites,"
shall not include any cessation of educational operations arising from a reduction(s) or elimination(s) of funding to the BOE that curtails or eliminates a Beacon School(s). In addition, the said phrase shall not include any act(s) of commission by the BOE and/or CSD10 that causes or allows the cessation of the Contractor educational operations at the BOE sites.



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          (A) The Board of Education does hereby appoint,  designate and approve the Contractor to be and to act as the Board's official agent for the purchase, lease and/or other forms of lawful acquisition of any and all goods, commodities, materials, supplies, equipment, hardware, software, services, and so forth that the Contractor shall reasonably and ordinarily need to perform the Services under this Agreement. It is intended between the parties that this agency appointment shall be limited strictly to the purposes of the Contractor's performance of the Services under this particular Agreement and for no other purposes. In furtherance thereof, the Board shall furnish to the Contractor a letter on official BOE letterhead stationery of the said agency appointment that the Contractor shall utilize in all of its purchases, leases and/or other forms of lawful acquisition from the Contractor's suppliers, sellers, lessors, lenders, consultants, subcontractors and other sources. The said letter of official agency appointment is hereby made a part of, and incorporated into, this Agreement as "Attachment H."

          (B) In the event that any of the Contractor's subcontractors shall make any purchases, leases and/or other forms of lawful acquisition on the Contractor's behalf pursuant to this Agreement, the Contractor may require such subcontractors to use their best reasonable efforts to seek and obtain the appropriate sales, excise and/or use tax exemptions. In furtherance thereof, the Board shall furnish to the Contractor, upon written request, a letter on official letterhead stationery of the purchasing agency appointment of each such subcontractor and/or subcontractor employee that the said person and/or entity shall utilize in all of his/her/its purchases, leases, bartering, borrowing and/or other forms of lawful acquisition from any affected suppliers, sellers, lessors, lenders and other sources.

          (C) Whereupon the Contractor shall need such an agency appointment letter(s) for any of its and/or subcontractor employees and/or whereupon the Contractor shall need any assistance, advice or modification(s) regarding its agency appointment letter(s), the Contractor shall provide written notice of such request to Michael P. Coneys, Esq., Attorney, (or to his successor), Board of Education of the City of New York, Office of Legal Services, 110 Livingston Street, Room 920, Brooklyn, New York 11201-5068; telephone (718) 935-3608; fax (718) 935-3625; e-mail
     MCONEYS@NYCBOE.NYCENET.EDU.

     (6)  OWNERSHIP  OR  RELATIONAL  CHANGES.  Subsequent  to  execution of this
          ----------------------------------
Agreement, the Contractor shall be obligated to notify the Chancellor or his/her designee(s) in writing within ten (10) calendar days in the event of a change(s) in any of the following: (A) beneficial owners (including, without limitation, parent and over-parent entities), limited or general partners, silent or apparent partners, major shareholders (more than ten percent stock ownership), elected or appointed officials, officers and/or directors of the Contractor; (B) subsidiary and/or affiliated entities that are directly or indirectly involved in the performance of this Agreement; (C) consultants, subconsultants and/or subcontractors directly or indirectly involved in the performance of this Agreement; (D) transfer payees or payment assignees; and, (E) any relationship that might involve or create a conflict of interest.



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     (7) CONTRACTOR'S  REPORTS. The Contractor shall comply fully with all Board
         ---------------------
requests for fiscal, programmatic, progress, and any and all other types of reports. Progress reports shall include, but shall not be limited to, the names and numbers of school sites served, the type(s) of service(s) provided, the date(s) of the service(s), attendance and, where applicable, achievement data. The Contractor shall provide all reports in the format(s) and frequency(ies) reasonably determined by the Chancellor or his/her designee(s).

     (8) INSURANCE.  The following terms,  conditions and  specifications  shall
         ---------
prescribe and govern the Contractor's obligations with respect to insurance for all general and particular intents and purposes under this Agreement, all else to the contrary notwithstanding.

          (A) The Contractor shall obtain all required insurance coverage from insurers licensed by the New York State Superintendent of Insurance to do business in New York State. Not later than thirty (30) days after the date of execution of this Agreement and before the start of any of the Services under this Agreement, the Contractor shall submit to CSD10 evidence of the insurance specified herein together with all supporting documentation reasonably deemed necessary by the Chancellor or his/her designee(s). The Contractor shall arrange with its carrier(s) to have the Board and CSD10 appear as additional insured parties on every policy and certificate of insurance for all required coverage. The Contractor shall not obtain or use any insurance policy(ies) or contract(s) for purposes of this Agreement that contains any endorsement exclusions relating to an additional insured's negligence, relating to the maintenance, use and operation of an additional insured's realty or personalty, or relating to any other activities by an additional insured that arise from, or in the context of, this Agreement. The Contractor shall transmit one (1) copy each of all insurance policies and certificates of insurance to the Board of Education of the City of New York, Community School District 10, One Fordham Plaza, Bronx, NY 10458, Attention: Ms. Irma Zardoya. The Board's receipt of such policies and certificates shall be a condition precedent to any payment by the Board to the Contractor under this Agreement. Furthermore, the Contractor shall transmit an informational copy of this Agreement to its insurance carrier(s) together with a cover letter(s)--the cover letter(s) shall identify the Contractor's insurance policy(ies) and/or account number(s)--that alerts and informs the carrier(s) of the existence of this Agreement and the particular insurance provisions contained herein. The Contractor shall maintain the hereinafter prescribed levels of insurance coverage throughout the Term of this Agreement (including, but not limited to, original, additional, renewal and extension periods).

               (1) The Contractor shall obtain comprehensive general liability insurance coverage for property damage and personal injury (including,


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        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
        ----------------------------------------------------------------

          but not limited to death, sickness, disease and impairment), caused directly or indirectly by any negligent act(s) of commission or omission of the Contractor and/or the Contractor's agents, servants, employees, owners (including, without limitation, parent and over-parent entities), partners (including, without limitation, general, limited, silent and apparent partners), directors, officers, elected or appointed officials, members, subcontractors, subcontractor employees, volunteers, invitees, licensees, designees, assigns or any other representatives. The liability limit for personal injury (including, but not limited to, death, sickness, disease and impairment) shall be not less than One Million United States Dollars ($1,000,000.00) per occurrence, and the liability limit for property damage shall be not less than Two Hundred Fifty Thousand United States Dollars ($250,000.00) per occurrence.

               (2) The Contractor shall obtain employer's liability insurance with coverage limits of not less than One Million United States Dollars ($1,000,000.00) per occurrence.

          (B) Worker's  Compensation  Insurance.  The Contractor  shall maintain
              ---------------------------------
     Worker's Compensation insurance in the manner and amount(s) as prescribed by law. The Contractor shall not begin any services and/or work in, on and/or about the Board's real property until having filed a valid certificate of insurance for Worker's Compensation coverage with the Chancellor's designee(s).

          (C) Required Rider Provisions.  The Contractor shall ensure that every
              -------------------------
     policy for all of the insurance coverage required pursuant to this Agreement shall contain the following provision via a rider attached to every such policy:

               (1) Any and all notices that the insurer(s) shall provide to the Board shall be addressed to the Chancellor or his/her designee(s) at "Board of Education of the City of New York, Community School District 10, One Fordham Plaza, Bronx, NY 10458, Attention: Ms. Irma Zardoya.

               (2) The Contractor shall transmit prompt notice of each coverable accident or occurrence to the Contractor's appropriate insurer(s) with such notice transmittal to occur not later than required under the Contractor's insurance policy(ies) or contract(s). The Contractor shall transmit notice of each coverable accident or occurrence to the Chancellor or his/her designee(s) within five (5) school calendar days of the affected accident or occurrence.

               (3) The Contractor's insurance policy(ies) or contract(s) shall not be terminated, revised, modified or otherwise changed unless the affected insurer(s) shall have provided at least thirty (30) days advance written notice to the Chancellor or his/her designee(s) regarding such termination, revision, modification or other change. If an insurer(s) notifies the Board of the termination of any required


                                    Page 29
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          coverage,  the Contractor shall provide written evidence,  e.g., a new certificate of insurance,  before the effective date contained in such
          notice(s)  that  the  affected   insurance  coverage  has  been  fully
          replaced. If an insurer(s) notifies the Board of any non-termination revision, modification or other change that causes the Contractor's insurance coverage to be out of compliance with the requirements of this Agreement, the Contractor shall cure such non-compliance before the effective date contained in such notice(s).

          (D) The minimum coverage limit amounts and types of insurance coverage expressed in this Agreement shall not be construed in any manner whatsoever to limit the nature and/or extent of the Contractor's responsibility and liability under this Agreement to protect, defend, indemnify and hold harmless the Board as hereinafter provided.

     (9)  INDEMNIFICATION.  The Board and the Contractor do hereby  acknowledge,
          ---------------
stipulate and agree that each party shall be solely responsible for each party's own acts and omissions as well as the acts and omissions of each party's own agents, servants, employees, owners (including, without limitation, parent and over-parent entities), partners (including, without limitation, general, limited, silent and apparent partners), directors, officers, elected or appointed officials, members, subcontractors, subcontractor employees, volunteers, invitees, licensees, designees, assigns or any other representatives. The Contractor shall defend, indemnify and hold harmless the Board, CSD10 and the City of New York from and for any and all claims, damages and any and all other forms of liability arising from, or in connection with, any negligent act(s) of commission and/or omission of the Contractor and/or the Contractor's agents, servants, employees, owners (including, without limitation, parent and over-parent entities), partners (including, without limitation, general, limited, silent and apparent partners), directors, officers, elected or appointed officials, subcontractors, subcontractor employees, volunteers, invitees, licensees, designees, assigns or any other representatives. Likewise, the Board shall defend, indemnify and hold harmless the Contractor from and for any and all claims, damages and any and all other forms of liability arising from, or in connection with, any negligent act(s) of commission and/or omission of the Board and/or the Board's pupils, parents, agents, servants, employees, directors, officers, elected or appointed officials, members, contractors, contractor employees, volunteers, invitees, licensees, designees, assigns or any other representatives.

     (10)  SECURITY   CLEARANCE.   (A)  The  Contractor   does  hereby  consent,
           --------------------
acknowledge and agree that, in the discretion of the Chancellor or his/her designee(s), the Contractor's employees, subcontractors and subcontractor employees engaged in the performance of this Agreement may be subject to security and/or health clearance procedures administered by the Board including, without limitation, fingerprint checks. The Chancellor or his/her designee(s) shall determine whether and to what extent any one or more of the Contractor's employees, subcontractors and subcontractor employees subject to security and/or health clearance procedures shall be denied access to New York City Public School pupils, parents, staff and/or supervisors for security, health and/or other reasons.


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     (B) If the  Chancellor or his/her  designee(s)  denies access to any one or more of the Contractor's employees, subcontractors and subcontractor employees, the Contractor does hereby consent and agree to abide by the following:

          (1) The Board shall notify the Contractor and the individual(s) and/or entity(ies) of the specific grounds for the decision and will afford the individual(s) and/or entity(ies) an opportunity to present information on his/her/its own behalf; and,

          (2) Immediately upon notification, the Contractor shall remove and bar the affected individual(s) and/or entity(ies) from any contact with New York City Public School pupils, parents, staff and/or supervisors in the course of the performance of this Agreement, unless and until the decision is reversed or modified; and,

          (3) Immediately, the Contractor shall assign another employee(s), subcontractor(s) and/or subcontractor employee(s) to fulfill the duties and responsibilities of the removed individual(s) and/or entity(ies) in connection with the performance of this Agreement, unless and until the decision is reversed or modified.

     (C) The Contractor shall be solely obligated to bear the costs of all security and/or health clearance procedures that involve fees or other costs for any and all persons and/or entities required to undergo such procedures. The Contractor shall make no demand for, nor be entitled to receive, any additional compensation of any kind for any and all fees and costs for clearance procedures as well as any and all costs arising from the debarment of any one or more of its employees, subcontractors and subcontractor employees under these security and/or health clearance procedures.

     (11)  CONFIDENTIALITY.  (A) The  Contractor  does hereby agree and covenant
           ---------------
that any and all questionnaires and other forms, documents and/or work papers, which the Contractor and/or its consultants, subconsultants and/or subcontractors use to elicit information pursuant to the Agreement from Board teachers, administrators, employees, pupils, pupil parents and/or guardians, and/or other pupil family members shall not contain any personally identifiable or traceable information, data, marks or images.

     (B) The Contractor and/or its subcontractors, if any, shall adhere in every respect to the law, Board policy and the Chancellor's regulations concerning confidentiality of pupil records. The Contractor shall submit to the Board all information and data that the Contractor and/or its consultants, subconsultants and/or subcontractors collect pursuant to this Agreement.



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     (12)  CHANCELLOR'S  DESIGNEES.  The  Chancellor's  designee(s)  for general
           -----------------------
contractual oversight shall be Irma Zardoya, CSD10's Community Superintendent, or her successor, whom the Board shall designate from time to time with written notice to the Contractor. For the particular purpose(s) of approvals and decisions under this Agreement by the Board's Division of School Facilities (herein expressed as "DSF"), there shall be a second, additional Chancellor's designee, namely, Patricia Zedalis, the Board's Chief Executive for School Facilities, or her successor, and/or such other person(s) as the Board shall designate from time to time with written notice to the Contractor. For the particular purpose(s) of security and health clearance procedures under this Agreement, there shall be a third, additional Chancellor's designee, namely, Howard Tames, the Board's Executive Director of the Division of Human Resources, or his successor, and/or such other person(s) as the Board shall designate from time to time with written notice to the Contractor. In the event of conflicting instructions from two or more of the Chancellor's designees, the Contractor shall make a written request for conflict resolution to the Chancellor's Board of Review, Board of Education of the City of New York, 65 Court Street, Room 811, Brooklyn, New York 11201-4954, Attention: Arthur H. Avedon; Tel.: (718) 935-2936; Fax: (718) 935-5403.

     (13) BOARD'S AUTHORITY.  The supervisory and disciplinary  authority of the
          -----------------
Board, the Chancellor, community superintendents, principals and other Board managerial employees over the staff, pupils and facilities of the City School District of the City of New York shall not be diminished in any manner nor to any extent whatsoever by this Agreement.

     (14) NO FEE CHARGING. The Contractor shall not charge fees to, nor seek any
          ---------------
payment and/or compensation of any kind whatsoever from, Board employees for the Services that the Contractor provides under this Agreement, except for BOE employees who take any of the Contractor's proprietary educational courses. The same shall apply equally to the Contractor's employees, subcontractors and subcontractor employees.

     (15) BOARD APPROVAL. The Contractor does hereby acknowledge,  stipulate and
          --------------
agree  that  any  and all  materials  and/or  resources  to be  utilized  in the performance  of this  Agreement  may be  subject  to the prior  approval  of the
Chancellor, his/her designee(s), and/or the contractual oversight administrator(s) for the particular BOE site(s).

     (16)  CONSENT  TO  JURISDICTION,  CHOICE OF LAW,  VENUE AND  ADMINISTRATIVE
           ---------------------------------------------------------------------
REMEDIES.  (A) The  BOE  and the  Contractor  do  hereby  acknowledge,  consent,
--------
stipulate warrant and agree that any and all claims, actions, appeals, proceedings and/or special proceedings against the BOE and/or the City of New York arising under this Agreement and/or related in any way or to extent whatsoever thereto shall be heard and determined either in the courts of the

                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
        ----------------------------------------------------------------

United States located in the City of New York (hereinafter expressed as "Federal Court[s]"), the courts of the State of New York located in the City and the County of New York (hereinafter expressed as "State Court[s]"), or the courts of the City and Counties of New York located in the City and County of New York (hereinafter expressed as "City Court[s]"). Furthermore, the Board and the Contractor do hereby acknowledge, stipulate, consent, warrant and agree that this Agreement and any and all claims, actions, appeals, proceedings and/or special proceedings arising therefrom shall be governed solely by the laws of the State of New York. To effect this agreement and intent, the Board and the Contractor do hereby expressly acknowledge, stipulate, consent, warrant and agree as follows:

          (1) If the Board and/or the City of New York shall initiate any claim, action, appeal, proceeding and/or special proceeding against the Contractor in Federal Court, State Court or City Court, service of process may be made upon the Contractor either in person, wherever the Contractor may be found, or by certified mail addressed to the Contractor at its last known address as the Contractor shall have provided it to the Board in writing;

          (2) With respect to any claim, action, appeal, proceeding and/or special proceeding in State Court or City Court between the Board and/or the City of New York, on the one hand, and the Contractor, on the other hand, the Contractor does hereby waive and relinquish any rights it might otherwise have (a) to move to dismiss on grounds of forum non conveniens,
     (b) to remove to Federal Court, and/or (c) to move for a change of venue to a State Court or a City Court outside of New York County;

          (3) With respect to any claim, action, appeal, proceeding and/or special proceeding in a Federal Court located in the City of New York between the Board and/or the City of New York, on the one hand, and the Contractor, on the other hand, the Contractor does hereby waive and relinquish any rights it might otherwise have to move to transfer the claim, action, appeal, proceeding and/or special proceeding to a Federal Court outside of the boundaries of the City of New York; and,

          (4) If the Contractor shall institute, commence, file or otherwise start any claim, action, appeal, proceeding and/or special proceeding against the BOE and/or the City of New York in a court other than in the City and State of New York (or any claim, action, appeal, proceeding and/or special proceeding in a State Court or a City Court in any venue other than New York County), the Contractor shall consent, upon request by the BOE and/or the City of New York, either to a transfer of the claim, action, dispute, appeal, proceeding and/or special proceeding to a court of competent jurisdiction located in the City and State of New York (or in any claim, action, appeal, proceeding and/or special proceeding in a State Court or a City Court, to a court of competent jurisdiction within the venue of New York County) or, if the Contractor shall consent, to dismiss any such claim, action, appeal, proceeding and/or special proceeding

                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
        ----------------------------------------------------------------

     without prejudice with the allowance that the Contractor may thereafter reinstitute the claim, action, appeal, proceeding and/or special proceeding in a court of competent jurisdiction located in the City and State of New York (or in any claim, action, appeal, proceeding and/or special proceeding in a State Court or a City Court, in a court of competent jurisdiction within the venue of New York County).

     (B) The Board and the Contractor do hereby acknowledge, stipulate, consent, warrant and agree that, before seeking any judicial intervention, ruling, determination, judgment, order, relief, temporary restraining order, preliminary or permanent injunction, award, review, appeal or any other remedy at law or in equity in any Federal Court, State Court or City Court pertaining to any claim, dispute, interpretational disagreement or any other matter, issue, right and/or obligation arising under this Agreement, the Contractor and/or the Board must first exhaust all administrative review, adjudication and/or alternative dispute resolution procedures and remedies available under the Bylaws of the Board of Education of the City School District of the City of New York, particularly
Article 8 entitled, "Contracts," Section 8.3 entitled, "[Chancellor's] Board of Review," as the same is currently, or may hereafter be, amended, updated, revised or otherwise lawfully changed. The Board and the Contractor do hereby acknowledge, stipulate, consent, warrant and agree further that they shall be bound in all respects and for all general and particular intents and purposes by the rules, regulations and procedures of the Chancellor's Board of Review, as such rules, regulations and procedures are currently, or may hereafter be, amended, updated, revised or otherwise changed as well as by any and all rulings, judgments, determinations, findings, orders, relief, temporary restraining orders, preliminary and/or permanent injunctions, awards or any other remedies at law or in equity as issued by the Chancellor's Board of Review, whether the same shall or may be preliminary, provisional, interlocutory, final or otherwise. Whereupon the Board or the Contractor shall institute, commence, file or otherwise start any claim, action, appeal, proceeding and/or special proceeding against the other party and/or against the City of New York in any Federal Court, State Court or City Court before the exhaustion of all administrative procedures and remedies of the Chancellor's Board of Review, the Board or the Contractor shall consent, upon a request from the other party, i.e., the defendant, respondent or appellee party, to dismiss such court or other non-Chancellor's Board of Review claim, action, appeal, proceeding and/or special proceeding without prejudice with the allowance that the Board or the Contractor may reinstitute such claim, action, appeal, proceeding and/or special proceeding before the Chancellor's Board of Review.

     (17)  INCORPORATION OF ADDITIONAL  TERMS & CONDITIONS.  For all general and
           -----------------------------------------------
particular intents and purposes, the Board's standard "Terms and Conditions" are hereby incorporated into, and made part of this Agreement as "Attachment I."

     (18) ORDER OF GOVERNANCE.  To the extent that any inconsistency(ies) exists
          -------------------
between any provision(s) of this document and any provision(s) of Attachments A, B, C, D, E, F, G, H and/or I, this document shall have complete supremacy and shall prevail and govern in every case and for all general and particular

                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
        ----------------------------------------------------------------

intents and purposes. In descending order, the order of governance is hereby established as follows: first this document, then Attachment A, then Attachment B, then Attachment I, the Attachment D, then Attachment E, then Attachment F, then Attachment G, then Attachment H, and finally Attachment C.

                     [NO FURTHER TEXT APPEARS ON THIS PAGE.]

                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
        ----------------------------------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day, month and year first above written.


BOARD OF EDUCATION OF                         EDUCATIONAL VIDEO
THE CITY SCHOOL DISTRICT OF                   CONFERENCING, INCORPORATED
THE CITY OF NEW YORK



By: /s/ Burt Sacks                    for     By: /s/John J. McGrath
    --------------------------------              -------------------------
             Chancellor                             Dr. John J. McGrath
                                                    President


Approved as to legal sufficiency:



By: /s/ Michael P. Coneys
    -------------------------------
       BOE Office of Legal Services


Approved as to description of services, benefits to CSD10, and use of CSD10 school facilities:



By: /s/ Irma Zardoya
    -------------------------------
       Community Superintendent
       Community School District No. 10

                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
        ----------------------------------------------------------------





                        BOARD OF EDUCATION ACKNOWLEDGMENT
                        ---------------------------------

STATE OF NEW YORK }
CITY OF NEW YORK  }      scilicet:  Brooklyn Heights
COUNTY OF KINGS   }

On this 14th day of  July, 1999,  before me  personally  came one Burton
Sacks, to me known and known to me to be the Chief Executive for Community School District Affairs, Monitoring & Municipal Relations of the BOARD OF EDUCATION OF THE CITY SCHOOL DISTRICT OF THE CITY OF NEW YORK, to execute the foregoing Agreement for and on behalf of the BOARD OF EDUCATION OF THE CITY SCHOOL DISTRICT OF THE CITY OF NEW YORK; and, Burton Sacks attested that he was duly authorized by the Chancellor of the BOARD OF EDUCATION OF THE CITY SCHOOL DISTRICT OF THE CITY OF NEW YORK to execute the foregoing Agreement for and on behalf of the BOARD OF EDUCATION OF THE CITY SCHOOL DISTRICT OF THE CITY OF NEW YORK; and, Burton Sacks acknowledged that he did indeed execute the foregoing Agreement for and on behalf of the BOARD OF EDUCATION OF THE CITY SCHOOL DISTRICT OF THE CITY OF NEW YORK.

                      /s/ Katherine Schiavarelli
                     --------------------------------------
                     NOTARY PUBLIC OR COMMISSIONER OF DEEDS

KATHERINE SCHIAVARELLI
Notary Public, State of New York
       No. 01S06020442
  Qualified in Kings County
Commission Expires 11-15-19


                            CONTRACTOR ACKNOWLEDGMENT
                            -------------------------


STATE OF NEW YORK     }
CITY OF YONKERS       }        scilicet:  ___________________
COUNTY OF WESTCHESTER }

On this 13 day of  July,  1999,  before me personally came one Dr.
John J. McGrath, to me known and known to me to be the President of EDUCATIONAL VIDEO CONFERENCING, INC., to execute the foregoing Agreement for and on behalf of EDUCATIONAL VIDEO CONFERENCING, INC.; and, the same Dr. John J. McGrath attested that he was duly authorized by the governing body of EDUCATIONAL VIDEO CONFERENCING, INC., to execute the foregoing Agreement for and on behalf of EDUCATIONAL VIDEO CONFERENCING, INC.; and, the same Dr. John J. McGrath acknowledged that he did indeed execute the foregoing Agreement for and on behalf of EDUCATIONAL VIDEO CONFERENCING, INC.


                      /s/ Kristine E. Crotty
                     --------------------------------------
                     NOTARY PUBLIC OR COMMISSIONER OF DEEDS


KRISTINE E. CROTTY
Notary Public, State of New York
       No. 4994838
   Qualified in Putnam County
Commission Expires April 13, 2000

                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
        ----------------------------------------------------------------



              Contractual Oversight Administrator Appointment Form
            (Print or type all information unless otherwise directed)

CSD10 School/Office:  __________________________________________________________
Street Address:  _______________________________________________________________
City, State & Zip Code: ________________________________________________________
Telephone Number: (____)________________   Fax Number:(____)____________________

I,  ________________________________,  the  principal  or office  manager of the above expressed CSD10 school or office site do hereby appoint the hereinafter named Board of Education employee to serve as the Contractual Oversight Administrator for the hereinafter designated site(s) under the "CSD10 Video Conferencing & Telecommunications Services Agreement" for the period hereinafter specified. This appointment shall continue solely at my pleasure until such time as I shall notify the Chancellor's designee of any change in the appointment.


                                   ---------------------------------------------
                                                   (Signature)


                                   ---------------------------------------------
                                                   (Date)


Full Name of Contractual Oversight Administrator: ______________________________ Regular Title: _________________________________________________________________
Employment Location: ___________________________________________________________
Street Address:  _______________________________________________________________
City, State & Zip Code: ________________________________________________________
Telephone Number: (____) ______________  Fax Number: (____) ____________________

School or Other Site(s) of Appointment: ________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

********************************************************************************

The appointment of the named Contractual Oversight Administrator is hereby:

                                                     Approved     _____
                                                     Disapproved  _____

Date: __________   Chancellor's Designee Signature: ____________________________

                   Designee's Printed Name: ____________________________________

                                                                    Attachment H
                                                                    ------------

                                 July 15, 1999


M  E  M  O  R  A  N  D  U  M
----------------------------


TO:            Suppliers/Sellers/Lessors to Educational Video Conferencing, Inc.

FROM:          Michael P. Coneys, Attorney
               Office of Legal Services, Commercial Law Unit

SUBJECT: Appointment of Educational Video Conferencing, Inc., as special purchasing agent for the limited purposes of the BOE Video Conferencing & Telecommunications Services Agreement.

--------------------------------------------------------------------------------

     Please be advised that, pursuant to a formal municipal corporate resolution and an attendant contract, the Board of Education of the City of New York
("BOE") has appointed Educational Video Conferencing, Inc. ("EVC"), 35 East Grassy Sprain Road, Yonkers, New York 10710, to be and to act as an official agent on behalf of the New York City Public School System for the limited purposes of making and effecting purchases, leases and other forms of lawful acquisition of goods, commodities, materials, supplies, equipment, labor, and services, etc., for purposes of the resale of such items and services to the BOE as part of a BOE agreement with EVC to furnish goods, materials and services for a school-based video conferencing and telecommunications program.

     For purposes of Federal, State and local sales, excise and compensating use taxes, please be advised that the BOE is a tax exempt municipal corporation, school district and political subdivision as defined under the U.S. Internal Revenue Code, 26 U.S.C. Section 4221, et seq., the New York State Tax Law,
Section 1116, et seq., the New York State Education Law, Section 2551, and the New York State General Construction Law, Section 66(1). For your information, please use BOE Tax Exempt Identification 69-0210637. Thus, all otherwise taxable purchases, leases, and other forms of lawful acquisition by EVC for purposes of this BOE program should be exempted from the collection of sales, excise and/or compensating use taxes, because EVC is acting as an agent on the BOE's behalf. EVC is a reseller and not an end consumer; the BOE is the end consumer.

     Please contact me at your earliest convenience if you have any questions or comments that you wish to discuss regarding this matter. Thank you for your attention and cooperation.

MPC/m
Tel: (718)935-3608

Reference: mpc files//1998-99 contracts//OLS Log  2509//Letter 2000-

Standard Operating Procedures                          Chapter: EXTENDED USE OF
                                                                SCHOOL BUILDINGS
Financial Management Centers
Division of Business and Administration

                                                                    ATTACHMENT A

Topic:            TABLE OF CONTENTS
                  --------------------------------------------------------------


NUMBER            TOPIC
--------------------------------------------------------------------------------

       1          INTRODUCTION
       2          PERMIT PROCESSING AND COMPLETING THE PERMIT APPLICATION
       3          COMPLETING THE APPLICATION AND ACCOUNTING FOR RECEIPTS
       4          PROCESSING SPACE SHEETS AND ACCOUNTING FOR CUSTODIAL FEES
       5          REGULATIONS GOVERNING THE EXTENDED USE OF SCHOOL BUILDINGS
       6          SUMMER DAY CAMPS
       7          GUIDELINES GOVERNING FEES (DURING HOURS SCHOOLS ARE NOT OPEN)
                                                                      ---








Date:   4/90                                                    SOPM No.":  4-90

Standard Operating Procedures                          Chapter: EXTENDED USE  OF
                                                                SCHOOL BUILDINGS
Financial Management Centers
Division of Business and Administration

Topic:     2.   PERMIT PROCESSING AND COMPLETING THE PERMIT APPLICATION
           ------------------------------------------------------------

2.1 Applicants may obtain a Permit Application (Exhibit A Form PO 68) at the appropriate permit office; these include the Community School District Office, high school superintendent's office or the special education regional office, or at the school at a time and place designated by the principal (the custodian/engineer's office may not be the designated place).

2.2 After applicant for a Permit has read the Board of Education's regulations (refer to Topic 5), the applicant completes the Permit form. Permits must be made out in the name of an organization.

2.3 The holder of a Permit must agree to observe the rules and regulations contained in this Chapter, and to conform to all applicable laws and regulations governing the extended use of school buildings. The Permit holder shall exercise the utmost care in the use of school premises and property; make good any damage arising from the occupancy of any part of school premises; and save harmless the Board of Education from any claim, loss or damage incurred by the Board by reason of any act or omission on the part of the holder, its members, officers, employees, and agents, and any person using the premises by invitation or with the permission of the holder.

2.4 A Permit Application must be submitted to the appropriate permit office or school (at a time and place designated by the principal) one month before the date being requested. An approval or denial of
            ---------
            the Permit will be returned to the school and applicant two weeks prior to the activity date.

2.5 After the Permit Application is completed, it will be sent to the custodian/engineer for determination of availability of space and required staff. The Permit Application is then forwarded to the principal for review and approval of the requested date. Once approved, the Permit Application is forwarded to the appropriate permit office for determination of the charge and final approval by the Superintendent or his designee.

2.6 The applicant should contact the district office processing the Permit within five working days of submitting the Permit to
                            ----
            ascertain the final determination of fees to be charged. If charges are applicable, the applicant must send a certified check or money order made payable to the Board of Education for the full amount, to the appropriate permit office (include the Permit number on the check). Checks drawn on New York City Agency accounts need not be
                                                                          ---
            certified.  No Permit will be issued until all  applicable  fees are
                        --------------------------------------------------------
            paid in full.
            ------------
Date:   4/90                                                    SOPM No.":  4-90

Standard Operating Procedures                          Chapter: EXTENDED USE  OF
                                                                SCHOOL BUILDINGS
Financial Management Centers
Division of Business and Administration

Chapter:   EXTENDED USE OF SCHOOL BUILDINGS
           ---------------------------------------------------------------------

Topic:     2.   PERMIT PROCESSING AND COMPLETING THE PERMIT APPLICATION
           ---------------------------------------------------------------------

           2.11.3 When admission fees are charged, including pre-sale of tickets, or donations are to be solicited or accepted, or any fund-raising activity is to take place, the applicant must state on the Permit Application:

                    -   the admission fee (if applicable); and

                    -   the name of the  organization  designated as beneficiary
                        of  the  proceeds   resulting   from   admission   fees,
                        solicitations or donations.

           2.11.4 The following must be attached to the Permit Application prior to final approval and retained by the appropriate Permit Office:

                    - A letter on official stationery from the charitable or educational organization that is to receive the proceeds stating that it approves of the fund-raising function and will use the proceeds for recognized charitable or educational purposes. The letter must be specific about the nature of these purposes (e.g., providing a Senior Citizens Program);

                    - A brief listing of expenditures and projected profits by the applicant organization; and

                    - A New York State Tax Exempt Approval Form (For Non-Board of Education organizations).

2.12 Any Permit holder requesting a refund and/or change in the terms of the original Permit shall file an "Amendment or Refund Application" (Exhibit B Form PO 301). When signed by the custodian engineer and principal, this form will be forwarded to the High School Permit Office, Special Education Permit Office or the Community School District Permit Office, for approval. This form shall be available at the Community School District High School Office, Special
            Education Office or the desired school at a place and time designated by the principal. All questions regarding refunds are to be directed to the appropriate permit office.

            NOTE: The Permit holder must notify the school at least twenty-four (24) hours in advance of the scheduled date and time of use to cancel or change the terms of the Permit to avoid being charged applicable fees.

Date:   4/90                                                    SOPM No.":  4-90

Standard Operating Procedures                          Chapter: EXTENDED USE  OF
                                                                SCHOOL BUILDINGS
Financial Management Centers
Division of Business and Administration

Chapter:    EXTENDED USE OF SCHOOL BUILDINGS
            --------------------------------

Topic:      3.  COMPLETING THE APPLICATION AND ACCOUNTING FOR RECEIPTS
            ----------------------------------------------------------

3.3 The applicant must contact the district office processing the Permit within five working days of submitting the Permit to ascertain the
                   ----
            fees to be charged. If charges are applicable, the applicant must send a certified check or money order made payable to the Board of Education for the full amount to the district office (include the Permit number on the check). Checks drawn on New York City agency accounts need not be certified. No Permit will be issued until all
                                              ----------------------------------
            applicable fees are paid in full.
            --------------------------------
3.4         NO PERMIT SHALL BE CONSIDERED APPROVED:

            3.4.1 UNLESS IT BEARS THE SIGNATURE OF THE HIGH SCHOOL SUPERINTENDENT, CITYWIDE SPECIAL EDUCATION SUPERINTENDENT OR DISTRICT SUPERINTENDENT, OR THAT OF THEIR DESIGNEE AS APPROPRIATE; AND

            3.4.2       UNTIL RECEIVED BY THE APPLICANT.

            Where Permits (originals) require checks, the Permit Office shall affix the checks to the Cash Receipts Form and forward them to the Central Business Office in the Division of Business and Administration with a copy of the permit (see item 3.5.1).

3.5 The person designated, pursuant to item 1.3, by the Community Superintendent, Executive Director of High Schools or Executive Director of Special Education will distribute 5 copies of the permit as follows:

            3.5.1 Where Permits require checks, a copy to the Central Business Office;

            3.5.2       A copy retained for the FMC's records; and

            3.5.3       Remaining  copies  to the  Principal,  who will send the
                        appropriate   copies  to  the  applicant  and  custodian
                        engineer, and keep a copy in his files.

Date:   4/90                                                    SOPM No.":  4-90

Standard Operating Procedures                          Chapter: EXTENDED USE  OF
                                                                SCHOOL BUILDINGS
Financial Management Centers
Division of Business and Administration

Chapter:    EXTENDED USE OF SCHOOL BUILDINGS
            --------------------------------

Topic:      4.  PROCESSING SPACE SHEETS AND ACCOUNTING FOR CUSTODIAL FEES
            -------------------------------------------------------------

4.6         The custodian engineer will then do the following:

            4.6.1       Complete the heading of the Space Sheet;

            4.6.2       Sign  at  the  top  of  Space  entitled   "Signature  of
                        custodian/engineer;"

            4.6.3 Forward Copy 1 to the Bureau of Non-Pedagogic Payroll, Custodial Payroll Unit;

            4.6.4       Retain Copy 2 for his records; and

            4.6.5 Forward Copy 3 to the official designated by the Community School District Superintendent, Executive
                        Director of High Schools, or Executive Director of Special Education (see item 1.3).

4.7 For every payroll cycle, the Custodial Payroll System will generate a detailed accounting report reflecting the total amount of labor costs. The Community School District, Division of High School Permit Office or Division of Special Education Permit Office reconciles the charges in conjunction with the Custodial Payroll Unit.

Date:   4/90                                                    SOPM No.":  4-90

Standard Operating Procedures                          Chapter: EXTENDED USE  OF
                                                                SCHOOL BUILDINGS
Financial Management Centers
Division of Business and Administration

Chapter:    EXTENDED USE OF SCHOOL BUILDINGS
            --------------------------------

Topic:      5.  REGULATIONS GOVERNING THE EXTENDED USE OF SCHOOL FACILITIES
            ---------------------------------------------------------------


5.7 Organizations requesting space where fund-raising or solicitation or acceptance of donations will take place, must observe the specific rules outlined in 2.11.

5.8 School premises may not be used for commercial purposes, except for flea market operations authorized pursuant to Regulation of the Chancellor, A-650.

5.9 No outside organization or group may be allowed to conduct religious services or religious instruction on school premises after school. However, the use of school premises by outside organizations or groups after school for the purpose of discussing religious material or material which contains a religious viewpoint or for distributing such material is permissible.

5.10 Classrooms and offices must be left in the same condition in which they were found. Desks, displays, papers, etc., shall not be disturbed.

5.11 Masking tape, plastic tape and similar substances shall not be used to affix materials to painted surfaces or chalkboards.

5.12 Where services by Board of Education employees are required by these regulations, the applicant organization is responsible for all charges incurred.

            5.12.1 When shop rooms, home economics rooms, or similar rooms with special equipment are required, a licensed Board of Education teacher must be assigned.

            5.12.2 Where kitchen equipment is to be used in the preparation of food, an Office of School Food and Nutrition Services employee must be assigned.

            5.12.3 For the use of audio-visual equipment, public address systems, stage lighting, pianos and similar items, prior approval of the principal must be obtained in writing, with a copy attached to the Permit Application. Only Board of Education assigned persons may operate school equipment.

            5.12.4 For the use of swimming pools, one Board of Education licensed swimming teacher or a licensed Board of Education teacher with current American Red Cross Water Safety Instructor's certification must be assigned for every 25 pool participants. All persons participating in pool activities must have their head and shoulders above the water at the shallow end of the pool. No more than 40 persons may utilize the pool at any one time. The appropriate Department of Health regulations regarding the use and operation of swimming pools must be observed.

Date:   7/93                                                    SOPM No.":  3-93

Standard Operating Procedures                          Chapter: EXTENDED USE  OF
                                                                SCHOOL BUILDINGS
Financial Management Centers
Division of Business and Administration

Chapter:    EXTENDED USE OF SCHOOL BUILDINGS
            --------------------------------

Topic:      5.  REGULATIONS GOVERNING THE EXTENDED USE OF SCHOOL FACILITIES
            ---------------------------------------------------------------

5.24 Permits cannot be extended beyond midnight unless special permission has been granted by the Community School District or High School or Citywide Special Education Superintendent, as applicable.

5.25 No group or organization which invites members of the public to a meeting in a school facility may exclude persons on the basis of race, religion or any other impermissibly discriminatory reason.

5.26 Permits are not transferable. Organizations receiving a Permit may not transfer a portion of the premises covered by the Permit to another organization or group.

5.27 Organizations may not use the address of school premises as a mailing address.

5.28 THE CENTRAL BOARD OF EDUCATION OR COMMUNITY SCHOOL BOARD MAY REVOKE A PERMIT FOR VIOLATION OF THE RULES AND REGULATIONS CONTAINED IN THIS CHAPTER OR ANY OTHER APPLICABLE LAWS AND REGULATIONS.

Date:   7/93                                                    SOPM No.":  3-93

Standard Operating Procedures                          Chapter: EXTENDED USE  OF
                                                                SCHOOL BUILDINGS
Financial Management Centers
Division of Business and Administration

Chapter:    EXTENDED USE OF SCHOOL BUILDINGS
            --------------------------------

Topic:      7.  GUIDELINES GOVERNING FEES
            -----------------------------

GUIDELINES  GOVERNING  FEES FOR THE  EXTENDED USE OF SCHOOL  FACILITIES  (DURING
--------------------------------------------------------------------------------
HOURS SCHOOLS ARE NOT OPEN).
----------------------------

7.1         Fee Schedule Organizations
            --------------------------

            The organizations listed below shall be charged the fees as stated in the most current "Fee Schedule," available from the appropriate Permit Office of the Office of School Facilities. All other organizations are categorized as cost schedule organizations (see item 7.2).

            7.1.1       Local Adult Groups,  which include local tenants groups,
                        ------------------
                        taxpayer associations, drama clubs, local merchant associations, senior citizens groups, and local chapters of tax-exempt organizations using the school facilities for non-fund raising purposes;

            7.1.2       Local Youth Groups,  including  scouts,  little leagues,
                        ------------------
                        teen clubs, etc;

            7.1.3       Government  Organizations,  which include federal, state
                        -------------------------
                        and city organizations and programs (e.g., Parks Department, Police and Fire Departments, Board of Elections, etc.); and

            7.1.4       Board of Education related groups or activities.
                        ------------------

7.2         Cost Schedule Organizations
            ---------------------------

            The following organizations shall be charged a supplemental fee of at least 10%. However, where two or more organizations request simultaneous use of premises, the applicable fees and space charges may be shared.

            7.2.1       Use  of  school   facilities  for  non-public   employee
                                                           ---------------------
                        recreation;

            7.2.2       Unions,     professional    societies,    and    similar
                        --------------------------------------------------------
                        organizations;
                        -------------

            7.2.3       Non-Board  of  Education-related  educational  agencies,
                        -------------------------------------------------------
                        including private schools and universities; and

            7.2.4       Social  Service   Agencies  which  charge  a  membership
                        --------------------------
                        registration, or other fee and use the school facilities in the absence of their own facility. These include local "Y"s, settlement houses, and similar agencies.

Date:   7/93                                                    SOPM No.":  3-93

                                                                    ATTACHMENT C

                    PROPOSAL ATTACHMENT TO BOARD OF EDUCATION
                             OF THE CITY OF NEW YORK
                  CSD10 VIDEO CONFERENCING & TELECOMMUNICATIONS
                  ---------------------------------------------
                               SERVICES AGREEMENT
                               ------------------
                                      with
                      EDUCATIONAL VIDEO CONFERENCING, INC.
                      ------------------------------------

Ms. Irma Zardoya, Superintendent of Community School District Ten of the City of New York and Dr. John J. McGrath, President of Educational Video Conferencing, Inc., hereby agree to the following Proposal:

I.       Physical  description  of  video  conferencing  equipment:  Please  see
         ---------------------------------------------------------
         Attachment "A" for the physical description of four room-based videoconferencing units to be placed in the middle schools and on the desktop videoconferencing unit to be placed in the Superintendent's office.

         A.       EVC      will      provide       H.320/H.323       interactive
                  videoconferencing/distance   learning   stations   using  ISDN
                  high-speed IP over cable modems and DSL.

         B. Said equipment shall be in place on or before August 1, 1999.

II.      Telecommunications Systems: Pursuant to the terms and conditions of the
         --------------------------
         Agreement, EVC will have the flexibility to choose the type of telecom transport lines which may change, from time to time, depending upon availability, cost and state-of-the-art connectivity considerations. At present, either three ISDN-BRI lines (384kbs or higher) or the equivalent or higher bandwidth telecom over high-speed internet service via cable modem or DSL.

         A. EVC will have the flexibility to change telecom transport methods, at no cost to the Board of Education, so long as the bandwidth and quality is equal to or better than set forth above.

         B. Said telecommunications equipment shall be in place on or before August 1, 1999.

III.     Scholarships:  EVC will provide one full-time  scholarship for a year's
         ------------
         study (thirty undergraduate credits) for every one hundred students who register for college courses at District Ten sites.

IV.      Training  Services:   EVC  will  instruct  up  to  forty  District  Ten
         ------------------
         administrators and/or faculty on the proper use of videoconferencing equipment. The instruction will be sixteen hours in duration given in two sessions at times mutually agreed upon by District Ten and EVC. Instruction will be at District Ten facilities using the videoconferencing equipment. Please see Attachment "B" for sample training manual.

                             Portion of ATTACHMENT C

                     Containing Product Information Omitted

                                                                    ATTACHMENT D

                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
                          DIVISION OF SCHOOL FACILITIES

                           INSTRUCTIONS TO BIDDERS FOR
                           ---------------------------
                        REQUIREMENT AND SERVICE CONTRACTS
                        ---------------------------------

 1.    BIDS
       ----
       Sealed Bids will be received by the Director, Division of School Facilities Board of Education of the City of New York at his office 28-11 Queens Plaza North, Room 606, Borough of Queens until 2 P.M. on the advertisement date appearing in the City Record.

 2.    TIME OF PERFORMANCE
       -------------------
       The proposed contract is for the period commencing three days from the date of PURCHASE ORDER or Notice to Begin Work issued to the contractor in accordance with schedule specification. The Board of Education maintains the right to terminate the Contract at any time in accordance with terms and conditions as outlined in Article 74 of the contract.

 3.    INTENT AND SCOPE
       ----------------
       This Contract is intended to cover, during the period of the contract, the services outlined in the Schedule Specification which is annexed hereto.

 4.    CONTRACT DOCUMENTS EXAMINATION BY BIDDERS
       -----------------------------------------
       Bidders must examine the contract drawings, if any, the specifications and the REQUIREMENT/SERVICE CONTRACT (Form of Agreement), and satisfy
                -----------------------------
       themselves as to the quality of the work, and from personal examination of the locations of the proposed work and the surroundings thereof, make their own estimate of the facilities and difficulties attending the performance and completion of the proposed work. No bidder shall at any time, dispute or complain of the quantity of the work required, nor of the difficulties encountered nor assert that there was any misunderstanding in regard to the quantity or quality or kind of materials to be furnished or work to be done.

                ALL CONTRACTORS, SUBCONTRACTORS AND WORKERS WORKING IN ANY SCHOOL BUILDING DESCRIPTION MUST BE PREPARED TO FURNISH PROOF OF IDENTITY UPON DEMAND AND TO WEAR IDENTIFICATION IF REQUESTED TO DO SO BY THE PRINCIPAL OR OTHER SCHOOL AUTHORITIES.

       If any person contemplating submitting a bid for the proposed contract is in doubt as to the TRUE MEANING, OR BELIEVES THAT THERE IS AN ERROR DISCREPANCY, INCONSISTENCY, INDEFINITE DESCRIPTION, OR AN IMPOSSIBILITY OF PERFORMANCE, of any part of plans, specifications or other proposed contract documents, he MAY SUBMIT to the Director a written request for an interpretation thereof. The person submitting the request will be responsible for its prompt delivery. Any and all interpretations and any such supplemental instructions will be in the form of written Addenda to the Specifications which if issued, will be mailed to all prospective bidders (at the respective addresses furnished for such purposes) not later than three days prior to the date fixed for the opening of bids. Failure of any bidder to receive any such addendum shall not relieve any bidder from any obligation under his bid as submitted. All Addenda so issued shall become part of the Contract documents.

5.     FORM OF BID
       -----------
       a. Bidders shall make their bid upon the form prescribed by the Director, a copy of which, with the proper envelope in which to enclose the bid, can be obtained upon application therefore at Room 606, 28-11 Queens Plaza North, Long Island City, New York, 11101.

Revised November 1, 1996                                         R/S ITB

                           PAGE -2- OF ORIGINAL MISSING


Revised November 1, 1996                                         R/S ITB

                     (bb) execution by such bidder of the Contract, and the furnishing of the Performance Bond and Payment Bond if such bonds are specified and required in the contract documents.

              4. If the bidder to whom the contract is awarded refuses or neglects to execute the same and to furnish the required bonds within 5 days after notice from the Secretary of the award, the amount of his bid deposit, or as much thereof as may be applicable to the amount of the award made to him shall be forfeited. The bidder shall also be liable for and agrees to pay the City on demand, the difference between the price bid by him and the price for which such contract shall be subsequently relet, including the cost of such reletting, if any, less the amount of his deposit. No plea of mistake in a bid shall be available to the bidder for the recovery of his deposit or release from his bid bond or as a defense to any action based upon the neglect or refusal to execute a contract.

       c. Any statement or declaration made by the bidder found to be untrue will be sufficient cause for forfeit of his bid security by the Board of Education.

7.     SECURITY FOR CONTRACTS - PAYMENT BONDS
       --------------------------------------
       Within 10 days after issuance of a Proceed Order in an amount $50,000 or more, the contractor shall execute and deliver to the Division of School Facilities (DSF) a Labor and Material Payment Bond issued by a Surety Company which is (1) licensed to do business in the State of New York and
       (2) approved by the DSF. Licensed Surety Companies are listed in the "Directory of Insurance Companies Licensed in New York State" which is published by the New York State Insurance Department. Bonds shall be submitted in such form as shall be prescribed by DSF, copies of which are provided with the Ccontract documents. Each such bond shall be in penal sum of at least 100% of the Contract amount of the work to be furnished; provided, however, that more than one Licensed Surety may be utilized to provide the required coverages where permitted by the Comptroller of the City of New York.

       During the performance of the work, the contractor shall have the responsibility of immediately adjusting the penal sum of the Bond to
                           -----------
       cover 100% of the increased value of any amended Proceed Order for any individual project.

       Where the initial value of the Proceed Order for an individual project was less than $50,000, but later, subsequent to issuance of an amended Proceed Order, is or exceeds $50,000, the bonding requirement shall apply.

8.     QUALIFICATION OF BIDDER
       -----------------------
       a. Before any award of contract is made, the successful bidder will be required to submit documentation satisfactory to the Director, Division of School Facilities (DSF), that he has:

              1. A business history in the same or a related construction or building maintenance field for at least one year prior to the filing of the application.

                    Any additional or enhanced bidder qualifications that are specified in the "Schedule Specification" shall be deemed to amend the provisions of this Article.

              2. The skill and experience, as well as the necessary facilities, organization and demonstrated reliability to do the work in the trade(s) for which qualification is sought and within the time period specified in the bid documents.

              3.    Net liquid  assets  available to fund the project upon which


Revised November 1, 1996                                         R/S ITB
                    he is bidding in an amount equal to 25% of the first $25,000 of the amount bid, plus 15%. of the next $100,000, plus 10% of the next $900,000, plus 5% of the remainder of the amount bid. As part of the qualification documentation, the contractor shall be required to submit a Certification from a Certified Public Accountant (C.P.A.) or a Licensed Public Accountant in conformance with such guidelines as shall be established by the Contractors Qualification Section of DSF.

              4. Satisfactorily performed to final completion, a minimum often contracts of a similar type and nature in the trade(s) for which qualification is sought. The monetary value of the ten contracts shall be as follows:

                    a)  Two  contracts  valued  at  $30,000  or  more
                    b)  Three contracts valued at $20,000 or more
                    c)  Five contracts valued at $10,000 or more

                    At the  discretion  of the Director,  a  combination  of the
                    above   may  be   considered   experience   sufficient   for
                    qualification.

                    A minimum of five of the above contracts must have been performed as the prime contractor. If any of the ten contracts were not performed as the prime contractor, but rather, as a subcontractor, then all pertinent information necessary to make contact with both the prime contractor and
                                                                             ---
                    the owner of the premises must be provided. This information shall include complete names, titles, addresses and telephone numbers.

                    Any additional or enhanced bidder qualifications that are specified in the "Schedule Specification" shall be deemed to amend the provisions of this Article.

              5. All required license(s)in order to be in full compliance with the licensing and regulatory provisions of the Administrative Code of the City of New York which shall include, but not be limited to; a Master Plumber License in conformity with Sections 26-131, 26-138 and 26-142; and a Master Electrician License in conformity with Section 27-3013.

               6. If, after investigation, the bidder is found to have complied with the above qualifications, he shall be considered eligible for award of contract, and be permitted to bid for similar work for one year from the date of such qualification. However, the contractor will be required to submit a financial statement satisfactory to DSF for each subsequent year, in order to continue eligibility status.
              7. The Board may require that the bidder maintain a permanent place of business, and, along with the qualifications described above, will take into consideration whether or not he has previously failed to perform contracts properly or complete them on time; is in a position to undertake the contract; or has without just cause, neglected the payment of bills or otherwise disregarded his obligations to subcontractors, suppliers or employees.

              8. The foregoing should not be interpreted to prevent the DSF or the Board of Education from rescinding eligibility status for good cause.

Note 1:       The term "he" and "bidder" as used in this Article  shall apply to
------
              the firm or corporation, which shall include the principal or executive or "responsible person" or supervisor-in-charge in active control of such firm or work, or person who, either individually or as a principal or executive of the firm or corporation, has satisfactorily completed the contract(s).

Revised November 1, 1996                                         R/S ITB

Note 2:       Documentation    evidencing    satisfaction   of   the   foregoing
------
              qualifications must be provided to the Chief Executive for School Facilities or his/her designee. The adequacy of such documentation shall be within the discretion of the Chief Executive, whose determination shall be final, binding and conclusive upon the bidder.

Note 3:       The requirements  stated in this article supersede those listed in
------
              the Contractor's Application for Registration as a Responsible and Eligible Bidder, Part 1, paragraph (c).

9.     REJECTION OF BIDS
       -----------------
       a.  The Board of Education reserves the right to reject any or all bids.

       b. No award will be made to a bidder who shall fail to submit the qualification statement setting forth the facts required to be set forth, or a bidder whose statements set forth in such qualification statement are found to be untrue.

       c. Any statement or declaration made by the bidder found to be untrue, will be sufficient cause for rejecting his bid.

       d. The Board may reject any bid which does not conform to the requirements of these "Instructions to Bidders". The Board, however, reserves the right, if it is in their interest to do so, to waive informalities in a bid, or failure to comply with all requirements of these instructions.

       e. The Board may reject any bid upon their determination that it is submitted by an irresponsible bidder.

       f. If more than one bid submitted by a bidder is under consideration for award of contract by the Board and the bidder is able to meet the qualifications of Para. 8 for some, but not all such contracts, the Board will determine which contract or contracts shall be awarded him and which of his bids should be rejected because of inability to meet the qualifications required by Par. 8.

10.    EXCISE TAX
       ----------
       Bidders are hereby notified that they are exempt from payment of the Manufacturer's excise taxes for material purchased for the exclusive use of the City of New York or any of its agencies, provided that the Manufacturer has complied with the Rules and Regulations of the Commissioner of Internal Revenue.

11.    CONTRACT AWARD
       --------------
       The Board of Education will either award the contract or reject all bids. Award, if any, will be made to the lowest responsible bidder complying with the terms of the proposal and the contract documents, as determined by the Board of Education.

12.    NO TEXT.

13.    NO TEXT.

14.    NO TEXT.

15.    NO TEXT.


Revised November 1, 1996                                         R/S ITB

16.    WAGE RATES
       ----------
       If the work of this  contract is covered by the  provisions  of Labor Law
       Sections  220  (Labor  Upon  Public   Works)  or  Section  230  (Building
       Services), the following provision(s) shall apply:

       The Office of the Comptroller of the City of New York has certified wage rates, which rates have been established by him pursuant to the laws of the State of New York. These wage rates are posted in the Bid Room. The Contractor and every sub-contractor on contracts shall post in a prominent place on the site of the work a legible statement of all wage rates as specified to be paid for the various classes of mechanics, working men or laborers employed on the work.

17.    OPEN MARKET ORDERS
       ------------------

       When the amount of an award does not exceed $15,000, Open Market Orders may be issued and the contractor warrants that it can and will perform the order without making any assignment of the monies due or to become due. In the event an Open Market Order is issued, the contractor shall be bound by the terms of Contract No. I.

18.    INSURANCE
       ---------
       In accordance with the Contract, the contractor must obtain and maintain separate insurance for Public (General) Liability and Owners'
       (Contractors') Protective Liability. The insurance companies must be approved by the Director and licensed by the State of New York to issue such insurance. The required policies coverages and their liability limits are presented below. These requirements supercede any reference to insurance in the Standard Specifications.

                         LIABILITY LIMITS FOR CONTRACTS
                         ------------------------------

TYPE OF POLICY      POLICY COVERAGE      ABOVE $100,000.  IF $ 100,000. OR LESS
--------------------------------------------------------------------------------
PUBLIC (GENERAL)      Bodily Injury and  $4,000,000.      $1,000,000.
LIABILITY             Property Damage    per project      per project

OWNERS'(CONTRACTOR'S) Bodily Injury and  $1,000,000.      $500,000.
PROTECTIVE LIABILITY  Property Damage    per project      per project

--------------------------------------------------------------------------------

WORKER'S COMPENSATION - Statutory Requirements

--------------------------------------------------------------------------------

FIRE, MALICIOUS MISCHIEF - Value of contract as per Article 40, Section 1 of the Contract.

--------------------------------------------------------------------------------

19.    LIQUIDATED DAMAGES (See Specification)
       ------------------

20.    WITHDRAWAL  OF BIDS PRIOR TO CONTRACT  AWARD
       --------------------------------------------
       After  the  opening  of  bids,  a  request  by a bidder  to the  Board of

Revised November 1, 1996                                         R/S ITB

       Education for consent to the withdrawal of his bid will be considered only under the following terms and conditions:

a. Where a unilateral error or mistake is discovered in a bid, such bid may be withdrawn after a showing of the following:

       (1) The mistake is known or made known to the Board, prior to the awarding of the contract or within three days after the opening of the bid, whichever period is shorter. Any request must be sent by registered mail and must be postmarked no later than 72 hours following the opening of the bid. Request received after 72 hours of the bid opening shall be rejected. The bidder shall have the right to appeal this decision directly to the Chancellor's Board of Review.

       (2) The price bid was based on an error of such magnitude that enforcement would be unconscionable.

       (3) The bid was submitted in good faith and the bidder submits credible evidence that the mistake was a clerical error as opposed to a judgment error.

       (4) The error in the bid is actually due to an unintentional and substantial arithmetic error or an unintentional omission of a substantial quantity of work, labor, material, or services made directly in the compilation of the bid, which unintentional arithmetic error or unintentional omission can be clearly shown by objective evidence drawn from inspection of the original work paper, documents or materials used in the preparation of the bid sought to be withdrawn.

       (5) It is possible to place the Board, in the same position as before the withdrawal.

b. Unless otherwise required by law, the sole remedy for a bid mistake in accordance with this provision shall be withdrawal of that bid and the return of the bid bond or other security, if any, to the bidder. Thereafter, the Board may, in its discretion, award the contract to the next lowest bidder or rebid the contract. Any amendment to or reformation of a bid or a contract to rectify such an error or mistake therein is strictly prohibited.

c. All requests will be referred to the Board of Review. Its decision shall be final.

d. Bidders requesting consent to the withdrawal of bids shall make available to the Director and the Board of Review all work sheets, summary sheets and other data requested as pertinent to its inquiry. Failure to make available data requested will result in refusal of consent to the withdrawal of bids.

e. Whenever any bidder or Contractor requests consent of the Board of Education to the withdrawal of his bid, the Board of Education may grant such request in any case which it deems just and proper, but such request shall be made and such consent to withdraw shall be accepted by the bidder upon the express condition that said bidder shall be excluded from bidding again on the same item or proposal. Should any bidder request the withdrawal of more than one bid in any twelve month period, he shall be disqualified from bidding on Board of Education work for a period of one year from the date of the second request.

f. Withdrawal of bid is permissible for contracts requiring bid security in accordance with paragraph 6 after 45 days from date of bid opening, provided such withdrawal is made prior to contract award.

g.     Withdrawal  of bid is  permissible  for  contracts  not    requiring  bid
                                                           ---
       security after 60 days from date of bid opening, provided such withdrawal is made prior to contract award.

Revised November 1, 1996                                         R/S ITB

h. Except for the circumstances described in subparagraphs 20(f) and 20(g), where requests shall not be referred to the Board of Review, any requests for a Withdrawal of Bid must be accompanied by a certified check made payable to the Board of Education, Administration of Business Affairs, to defray the cost of the Board of Review proceeding. Such checks shall be in the amount of five hundred dollars ($500.00) for bids of fifty thousand dollars ($50,000.00) or greater. Where the bid is less than fifty thousand dollars ($50,000.00), a two hundred and fifty, dollar ($250.00) check is required. Such fees are non-refundable.

21.    OTHER THAN REGULAR HOURS:
       -------------------------
       Contractor requesting and receiving permission from the Director to perform work in buildings under the jurisdiction of the Board of Education on Saturday, Sunday, Holiday and other than regular hours of duty on business days are required to pay the Board of Education for the duly authorized extra service entailed compensation in accordance with the following schedule:

       a.     After 5:00 P.M. on business day - $26.00/hour.

       b.     Saturday, Sunday and Holiday - $26.00/hour; $104.00 minimum.

       For this purpose holidays are as follows: NEW YEAR'S, MEMORIAL, INDEPENDENCE, LABOR, COLUMBUS, ELECTION, VETERANS', THANKSGIVING, CHRISTMAS , LINCOLN'S, WASHINGTON'S, MARTIN LUTHER KING, JR.'S BIRTHDAY, GOOD FRIDAY, ROSH HASHANAH AND YOM KIPPUR.

       c. Before 7:45 A.M. on Saturdays and before 7:45 A.M. on all regular business days during summer, Christmas and Easter Vacation periods $26.00 per hour pro-rated.

       d. When several Contractors are working at school at the same time of the day hereinbefore stated each Contractor will pay the Custodian-Engineer, Custodian or Cleaner-in-charge his share of fee which will be derived by dividing the Custodian Compensation Fee per hour or Minimum Fee by the number of Contractors at work. Custodian-Engineer, Custodian or Cleaner-in-charge will keep an hourly record of number of Contractors at work and their names.

       e. For keeping the schools open for the benefit of Contractors for purposes or in a manner not clearly covered in the foregoing schedule and schedule conditions, the Chancellor and the Administrator of Business Affairs shall be empowered to apply the most equitable rate or rates.

       f. Contractor shall not pay the Custodian anything in excess of the above Schedule of Payments.

22.    OVERTIME WORK
       -------------
       The Contractor is hereby advised that the Board of Education reserves the right to order and pay for overtime work when a delay occurs provided such delay is not the fault of the Contractor. Such overtime work shall not be authorized until the following steps have been taken:

       1.     The  Contractor   shall  obtain  PW  Form  30   (Application   for
              Dispensation) from the Sate of New York Dept. of Labor, Bureau of Public Work.

       2. After filling out this form in duplicate the Contractor shall submit it to the authorized representative of the Board of



Revised November 1, 1996                                         R/S ITB

              Education for Certification of that section of the form which states that the described public work project is of an important nature and that a delay in carrying it to completion would result in serious disadvantage to the public.

       3. The Contractor shall submit the certified forms to the Industrial Commissioner of the New York State Labor Department for
              determination that such an emergency does in fact exist as provided in sub-division 2 of Section 220 Labor Law.

       4.     If  the   Industrial   Commissioner   approves  he  will  issue  a
              Certificate of Emergency (PW Form 31 -Notice of Determination) to the Contractor with a copy to the Board of Education.

       5. Upon receipt of this certificate, the Contractor is authorized to proceed promptly. For each such emergency, the Contract price will be adjusted in accordance with the provisions of the Contract.

23.    EQUAL OPPORTUNITY REQUIREMENTS FOR CONTRACTORS
       ----------------------------------------------
       The attention of all bidders is particularly directed to the various provisions set forth in the contract documents with respect to providing equal employment opportunity, prohibiting discrimination in employment, soliciting of minority subcontractors, and providing on-the-job training programs.

       This contract is subject to the NYC Charter, Chapter 35, Section 814 (k) for employment agencies, and by signing this Contract, the Contractor agrees that it shall not discriminate against employees or applicants for employment pursuant to federal, state or local law.

       A.   Pre-Award Conference
            --------------------
            Prior to the award of contract to the low bidder, and if requested by the Office of Equal Opportunity, such bidder shall attend a pre-award conference to be held in the Office of Equal Opportunity of the Board of Education for the purpose of acquainting him with the statutory and contractual requirements and what specific measures shall constitute an acceptable program of Affirmative Action.

       B.   Program of Affirmative Action
            -----------------------------
            1. The low bidder for the contract, prior to the award thereof, shall submit to the Director of the Office of Equal Opportunity of the Board of Education a policy letter known as a Program of Affirmative Action.

            2. The term "Program of Affirmative Action" (hereinafter referred to as P.A.A.) means a written plan formulated by a contractor which includes an analysis of employment, at all levels and in all categories and aspects of its work force, which indicates at which levels and in what categories and aspects, if any, the contractor is deficient in the utilization of minority groups and contains goals and timetables toward the attainment of which the contractor's good faith effort must be directed to correct those deficiencies.

            3. The P.A.A. shall apply to all Board of Education contracts except that, with regard to contracts under $50,000, the Director of the Office of Equal Opportunity shall be authorized to make such modifications as may be appropriate in the individual case.

            4. The low bidder's P.A.A. with respect to the affirmative action to be taken by him in connection with equal employment opportunity, will be considered by the Board of Education in its determination as to whether a numerical low bidder is entitled to award of this contract.


Revised November 1, 1996                                         R/S ITB

            5. The low bidder's written P.A.A. must be submitted to the Director of the Office of Equal Opportunity within 15 days after the bid opening. The Director of the Office of Equal Opportunity acting for the Chancellor shall be the judge of the Program's acceptability.

            6. In the event the low bidder fails to submit an acceptable written P.P.A. within the said 15 days, the Director of Equal Opportunity may recommend that the low bid be rejected, the amount of the bid deposit be forfeited, and that the low bidder be disqualified from bidding on Board of Education work for a period of one year.

            7.  NO TEXT

            8. Nothing herein shall be interpreted or enforced as requiring the use of quotas in hiring.

            9.  An acceptable P.A.A. shall also include the following:

                a.   NO TEXT

                b. Written evidence or other proof which shows that minority subcontractors have been solicited and given an equal opportunity to submit proposals and that such proposals have been given equal consideration for award. The Office of Equal Opportunity, Board of Education, shall maintain a list of minority contractors which have satisfied the requirements of the Board of Education for competence and financial responsibility.

                c. A commitment that the low bidder understands and will comply with the requirement to submit monthly equal opportunity-contractor workforce reports to the Office of Equal Opportunity, Board of Education.

                d. Commitment to good faith efforts to participate in programs for rapid advancement to full journeyman pay scale of minority employees who by training and/or experience can perform the duties of a qualified journeyman.

                e. The P.A.A. shall specify the unions or other employee organizations from which the contractor anticipates obtaining workers in each building and construction trade, and shall include commitments to good faith efforts to seek to affect, directly or through its contractor's association or other employer organization, programs by such unions or organizations to advance trainees to journeyman status when they successfully complete their course of training and programs to accept new minority apprentices at the rate of no less than one minority apprentice to every three non-minority apprentices.

                f. Unless otherwise exempted by the Board of Education all facilities of the Contractor, including any which are in any respect separate and distinct from activities of the contractor related to the performance of the contract shall be equally subject to these provisions.

                g.   The P.A.A. or portions thereof,  shall be submitted on such
                     forms  as  shall  be   provided  by  the  Office  of  Equal
                     Opportunity, Board of Education.

                h. The P.A.A. shall include a commitment to submit to the Office of Equal Opportunity, Board of Education, a separate P.A.A. of the form and substance specified in subdivisions(a.) through (g.) hereof, for each subcontractor(s),vendor(s)or supplier(s)prior to its approval by the Board of Education. Such submissions for subcontractors, vendors or suppliers must be submitted to the Director of the Office of Equal Opportunity by the prime contractor and approved at least 30 days prior to their signing of a contract with subcontractors, vendors or suppliers. This requirement includes subcontractors, vendors or suppliers regardless of their tier.

Revised November 1, 1996                                         R/S ITB

                i. Unless otherwise exempted by the Board of Education, no specific good faith commitment, including goals of minority, manpower utilization, contained in the P.A.A. shall be acceptable which is not at least equal to any such commitment contained in the most recent previous affirmative action program, if any, of the contractor.

C.     Requirement After Award of Contract:  In addition to a written P.A.A. the
       -----------------------------------
       prime contractor shall:

       1. File and also cause its subcontractors to file equal opportunity-compliance workforce reports monthly with the Office of Equal Opportunity, Board of Education. The Office of Equal Opportunity may require weekly or bi-weekly reports from any one specific contractor or subcontractor as it deems advisable.

              Such compliance workforce reports shall indicate the following:

              a. The percentage of work completed on the Contractor's construction project (s).

              b.     The   subcontractors   of  every   tier   working   on  the
                     contractor's construction project (s).

              c. The total number of workers and the total number of minority workers during the specified period in each building and construction trade, including separate statistics for journeymen, apprentices and trainees.

              d.     Explanations for any current or anticipated departures from
                     the  total  manpower   utilization  or  minority   manpower
                     utilization projected in the contractor's P.A.A.

              e. Any and all efforts made to recruit individuals from minority groups.

              f. All other policies or practices of the Contractor affecting compliance.

       2. Cooperate with civil rights groups and responsible community organizations concerned with the need for representative numbers of minority group workers in the building and construction trade industry.

       3. Hire minority group members from other sources should the union with which he has a collective bargaining agreement be unable or unwilling to supply them.

       4. Secure from his subcontractor(s),vendor(s)or supplier(s)P.A.A. and other general requirements described above as applying to the contractor. No subcontractor shall be given an order to proceed until his P.A.A. is received and approved by the Director of the Office of Equal Opportunity.

D.     Sanctions and Remedies
       ----------------------

       It is agreed that if the Contractor does not comply with equal opportunity provisions herein stated, as solely determined by the Board of Education, the Contractor's contract may be cancelled, terminated, or suspended in whole or in part and the Contractor may be declared ineligible for further Board of Education contracts and/or subject to such other sanctions as may be imposed and remedies invoked by the Board of Education in its discretion. Contractors shall be responsible for the compliance of their subcontractor(s), vendor(s) or supplier(s). Failure of its subcontractor(s), vendor(s) or supplier(s) to comply with the provisions hereof or with non-discriminatory contractual provisions, shall be grounds for the imposition of sanctions and remedies against a Contractor. Such sanctions and remedies include the authority of the Office of Equal Opportunity to halt scheduled payments to Contractors who fail to comply with the provisions hereof.

E. For information concerning the Board of Education's policy or questions pertaining to Equal Employment Opportunity, bidders may consult with the Office of Equal Opportunity of the Board of Education.

24.    LOCALLY BASED ENTERPRISE (LBE) PROGRAM
       --------------------------------------
       The Board requests voluntary compliance with the requirements of Administrative Code, 6-108.1 and the regulations promulgated thereunder. No construction contract will be awarded unless and until the Board has evaluated efforts made by Contractor in attempting to comply with these requirements.

       Be advised that for mayoral agencies:

       a. If any portion of the contract is subcontracted, not less than ten percent of the total dollar mount of the contract shall be awarded to locally based enterprises ("LBEs"); except, where less that ten percent of the total dollar amount of the contract is subcontracted, such lesser percentage shall be so awarded.

       b. No Contractor shall require performance and payment bonds from LBE subcontractors.

       c.     No  Contract  shall  be  awarded   unless  the  Contractor   first
              identifies in its bid:

              (1) the percentage, dollar amount and type of work to be subcontracted: and

              (2) the percentage, dollar amount and type of work to be subcontracted to LBEs.

       d. Within ten calendar days after notification of low bid, the apparent low bidder shall submit an "LBE Participation Schedule" (Form LBE-A1) to the contracting agency. If such schedule does not identify sufficient LBE subcontractors to meet the requirements of Administrative Code, 6-108.1, the apparent low bidder shall submit documentation of its good faith efforts to meet such requirements.

              (1) The "LBE Participation Schedule" (Form LBE-A1 ) shall include:

                     (a) the name and address of each LBE that will be given a subcontract,

                     (b) the percentage, dollar amount and type of work to be subcontracted to the LBE, and

                     (c)    the  dates  when  the  LBE  subcontract   work  will
                            commence and end.

              (2) The following documents shall be attached to the "LBE Participation Schedule" (Form LBE-A 1):

                     (a) verification letters from each subcontractor listed in the "LBE Participation Schedule" (Form LBE-A 1), stating that the LBE will enter into a formal agreement for work, (Form LBE-A2)

                     (b)    certification   documents   of  any   proposed   LBE
                            subcontractor which is not on the LBE certified list, and

                     (c) copies of the certification letter of any proposed subcontractor which is an LBE.

              (3) Documentation of good faith efforts to achieve the required LBE percentage shall include as appropriate but not be limited to the following:

                    (a)     attendance at pre-bid  meetings,  when  scheduled by
                            the   agency,   to  advise   bidders   of   contract
                            requirements;

                    (b) advertisement where appropriate in general circulation media, trade association publications, and small business media of the specific subcontracts that would be at least equal to the percentage goal for LBE utilization specified by the contractor;

                    (c)     written   notification  to  associations  of  small,
                            minority and women contractors soliciting specific subcontracts;

                    (d) written notification by certified mail to LBE firms that their interest in the contract is solicited for specific work items and their estimated values;

                    (e) demonstration of efforts made to select portions of the work for performance by LBE firms in order to increase the likelihood of achieving the stated goal;

                    (f) documented efforts to negotiate with LBE firms for specific subcontracts including at a minimum:

                            (i) The names, addresses and telephone numbers of LBE firms that were contacted,

                            (ii) A description of the information provided to LBE firms regarding the plans and specifications for portions of the work to be performed,

                            (iii) Documentation showing that no reasonable price can be obtained from LBE firms,

                            (iv) A statement of why agreements with LBE firms were not reached;

                    (g) a statement of the reason for rejecting any LBE firms which the contractor deemed to be unqualified; and

                    (h) documentation of efforts made to assist the LBE firms contacted that needed assistance in obtaining required insurance.

       e. Unless otherwise waived by the agency head with the approval of the Office of Economic and Financial Opportunity, failure of a proposed contractor to provide the information required by paragraphs c and d above may render the bid non-responsive and the contract may not be awarded to the bidder. If the contractor states that it will subcontract a specific portion of the work, but can demonstrate that despite good faith efforts it cannot achieve its required LBE percentage for subcontracted work until after award of contract, the contract may be awarded subject to a letter of compliance from the contractor stating that it will comply with Administrative Code, 6-108. l and subject to approval by the agency head. If the contractor has not met its required LBE percentage prior to award, the contractor shall demonstrate that a good faith effort has been made subsequent to award to obtain LBEs on each subcontract until it meets the required percentage.

       f. When a bidder indicates prior to award that no work will be subcontracted, no work may be subcontracted without the prior approval of the agency head, which shall be granted only if the contractor, in good faith, seeks LBE subcontractors at least six weeks prior to the start of work.

Revised November 1, 1996                                         R/S ITB

       g. The contractor may not substitute or change any LBE which was identified prior to award of the contract without the permission of the agency head. The contractor shall make a written application to the contracting agency head for permission to make such substitution or change, explaining why the contractor needs to change its LBE subcontractor and how the Contractor will meet its LBE subcontracting requirement. Copies of such application must be served on the originally identified LBE by certified mail, return receipt requested, as well as the proposed substitute LBE. The agency head shall determine whether or not to grant the contractor's request for substitution.

                         END OF INSTRUCTIONS TO BIDDERS


Revised November 1, 1996                                         R/S ITB

                        SUPPLEMENTARY GENERAL CONDITIONS
                        --------------------------------

S.1      SCOPE
         -----

         These Supplementary General Conditions supersede requirements under General Conditions of the Standard Specifications where in conflict with same; otherwise they supplement General Conditions of the Standard.

S.2      TORCH BURNING OPERATIONS
         ------------------------

         A. All torch burnig operations utilizing oxygen or other combustible gases shall be performed in strict accordance with
               F.P.  Directive 3-60,  dated  June  29,  1960,   specifying  Fire
               Department Rules and Regulations for issuance of permits for storage and use of oxygen and combustible gases during temporary and emergency torch burning operations together with the following additional precautionary measures:

               1. No oxygen combustible gas cylinders shall be stored on premises.

               2. Each oxygen or other combustible gas work area shall be separated from other areas of premises and a qualified fire guard shall be maintained on duty to insure aforementioned separation. Separated, as used herein, shall mean a temporary barricade to prohibit entrance by unauthorized persons.

               3. After all oxygen and combustible gas operations have been completed, a qualified fire guard shall be continued on duty for a total of 1 1/2 hours during which time he shall make three (3) complete inspections, at half hour intervals, of entire work area for purpose of detecting fire.

               4. The use of liquefied petroleum gases in occupied places of assembly is strictly prohibited.

         B. Contractor must notify Area Office of intention to proceed with any torch burning and obtain permission from an Area Office representative before proceeding.

         C. Each contractor performing torch burning operations shall apply and obtain Fire Department permit before commencing such work. Also, each torch burning operator shall carry on their person, at all times, a current certificate of fitness issued by Fire Department to perform this type of work.

         D. Fire guard shall be stationed in work area at all times during torch burning operations and thereafter as indicated above.

         E. Cost of all permits, certificates, fire guards, barricades, etc., required in connection with torch burning operations shall be borne by the Contractor at no additional cost to the Board.

S.3.     CLEAN-UP
         --------
         Upon completion of his work, each Contractor shall thoroughly clean-up all dirt resulting from his work as required to restore work areas to the state of cleanliness existing before work began. In general cleaning requirements are limited to the removal of rubbish, spatters, stains, smears, foot tracks, etc. However, where work that causes the dissemination of dust has been performed, cleaning requirements shall include, in addition to the aforementioned operations, all other operations necessary to remove the dust. Also, in performing dust creating work, the Contractor shall provide dust tight enclosures and foot mats to minimize the spread of dust and foot marks.

Revised November 1, 1996                                         R/S ITB

         (Note: This final clean-up is in addition to the required daily removal of rubbish) Also, Contractor shall protect drains and fixtures from clogging due to work under this Contract and is hereby required to clean all drains, fixtures, traps, etc., found to be clogged because of his neglect.

S.4      NO TEXT.

S.5      CORRESPONDENCE
         --------------
         All correspondence regarding work of this Contract shall indicate the school number or name, the contract number, specification number and, where issued, the Dept. of Water Supply, Gas and Electricity number.

S.6      WORK IN CORRIDORS AND STAIRHALLS
         --------------------------------
         All such work shall be performed in accordance with requirements of N.Y.C. Fire Dept. rules and regulations governing obstruction of these locations.

S.7      INTENT
         ------
         Except as otherwise specified, the Contractor shall provide all articles, materials, operations of methods listed, mentioned or scheduled herein, including all labor, materials, equipment and incidentals necessary and required for their completion.

S.8      TRAFFIC COORDINATION
         --------------------
         Contractor shall schedule and perform work on or near streets so as to limit restriction of traffic lanes to minimum consistent with safety and requirements of work being performed. Also, Contractor shall make maximum effort to expedite flow of traffic past any unavoidable restriction. Also, during peak traffic periods, Contractor shall avoid obstructing any traffic lane required for free flow of peak traffic, except in cases of outmost emergency. Also, Contractor shall protect areas he has restricted to traffic with warning devices and barriers to alert oncoming drivers and to permit orderly adjustment of traffic in advance of road restriction.

S.9      RUBBISH REMOVAL FOR RELATED CONTRACTS UNDER SAME COVER
         ------------------------------------------------------
         A. Except as otherwise noted, Contractor for Item 1 shall provide receptacles of adequate size and number in handy locations throughout interior of premises to receive general interior rubbish resulting from work of all items. Also, Contractor Item I shall remove from premises contents of all general interior rubbish receptacles and shall provide all labor and trucking necessary for collection and removal of such rubbish from premises. Also, Contractor for Item 1 shall broom clean areas around each receptacle at end of each day's work.

         B.    Contractor for each Item shall collect and remove from premises.

               1. All pipes, fittings, conduits, wiring, duct work, radiators, fixtures, equipment, sheet metal, roofing, windows, and other specific rubbish resulting for his work.

               2. All rubbish of any type and description, resulting from his work in boiler rooms, equipment rooms and fan rooms.

               3. All rubbish of any type description resulting from any and all of his exterior work. Also, Contractor for each Item shall collect all remaining rubbish resulting from his work and deposit same in receptacles provided by Contractor for
                    Item 1.


Revised November 1, 1996                                         R/S ITB

         C. Rubbish shall not be thrown down dumbwaiters, dust chutes, and other shafts or shall rubbish be thrown from windows, roofs, and other points above grade. Also accumulated rubbish shall be removed from the premises at the end of each day's work.

S.10     START OF WORK
         -------------
         Each Contractor shall give the Area Manager and School Custodian 48-hour advance written notice of his intention to commence work. Notification shall include the date on which work will begin, the nature of the work to be performed, the number of workers who will participate in the work, and the expected date of completion of the work covered by the notice.

S. 11    LICENSE, PERMITS, ETC.
         ----------------------
         Each Contractor shall obtain all licenses, permits, etc., required from public agencies having jurisdiction over his work and shall keep such documents properly posted at premises at all times during the performance of the work covered by these documents.

S.12     GUARANTEES
         ----------
         Each Contractor shall submit the application for final payment all manufacturer's guarantees and warranties for new equipment installed under his contract. Contractor shall include in these documents the names and addresses of the local firms required to service the guaranteed equipment. The Contractor shall obtain all manufacturer's guarantees and warranties of all equipment and materials required by this contract in the name of the Board and shall deliver same to the Board.

S.13     NOISE CONTROL
         -------------
         A. The contractor is hereby advised that the work of this contract shall be performed in compliance with all applicable provisions of Local Law 57, New York City, Noise Control Code effective September 1, 1972.

         B. Without restricting the generality of the foregoing, the Contractor's attention is directed to the following specific provisions of this Code which is applicable to construction and related work in and around school buildings as follows:

         Section 1403.3-3.01
         -------------------
         No person shall make, continue or cause or permit to be made or continued any unnecessary noise.

         Section 1403.3-4.01
         -------------------
         Any act in violation of the provisions of this Article of the code is deemed to be in violation of Article 111 of the code, without any way limiting the generality of the provisions of Article 111 of the code.

         Section 1403.3-411 Construction Activities
         ------------------------------------------
         Except as otherwise provided in this section, no person shall engage in or permit any person to be engaged in construction activities in any zone other than on weekdays between the hours of 7 A.M. and 6 P.M. Subject to provisions of Section 3.01 of the code, an agency of the City of New York authorized under the Administrative Code to issue permits or licenses authorizing construction activities may, in the case of urgent necessity in the interest of public safety, issue variance from the provisions of a sub-division of this section with respect in any such construction activity. Such variance may be granted for an initial period of up to three days and may be renewed for periods of three days or less while such urgent necessity continues. Such variance shall be clearly marked on such license or permit and shall be prominently posted at the site of such construction activities by the permittee or licensee. A copy of such marked license or permit shall be promptly forwarded to the Board. In the case of an emergency,


Revised November 1, 1996                                         R/S ITB
         construction activities directly connected with the abatement of such emergency may be undertaken without a variance as herein provided for a period of not to exceed twelve hours from the commencement of such construction during which time application for a variance hereunder shall be made.

         Section 1403.3.4.13 Construction Devices
         ----------------------------------------
         Except as provided in Article V of this code, no person shall operate or use or cause to be operated or used a construction device in such a way as to create unnecessary noise.

         Section 14.3.B-4.19 School. Hospitals. Courts
         ---------------------------------------------
         No person shall cause or permit the creation of any unnecessary noise through the use of any device on any street adjacent to any school or court while the same is in session, or adjacent to any hospital.

         Section 14,03.3-5.21 Paving Breakers
         ------------------------------------
         To be operated only within the allowable sound levels indicated in the code.

     C. The Contractor is required to comply with all registration requirements issued under Section 1403.2.09 for air compressors and/or paving breakers used in the performance of the work of this Contract.

     D. It shall be the responsibility of each Contractor to obtain a copy of the aforementioned Noise Control Code and acquaint himself with the applicable provisions and comply therewith in the performance of all work of this contract. Copies of this Code may be obtained at the City Record Sales Office: 2213 Municipal Building, New York, NY 10007.

S.14     ASBESTOS REGULATIONS
         --------------------
         All contractors are on notice that effective April 1, 1987, new City Local Laws become effective for all actual and potential asbestos work and handling. Contractors must become familiar with the Local Laws and applicable regulations published by the New York City Department of Environmental Protection. Copies of Local Law 76/85, Local Law 70/86, and applicable regulations, as published in the City Record, may be obtained from:

                  City Books, Room 2223, Municipal Building, One Centre Street, New York, New York 10007

         or from the Division of School Facilities in the Environmental Health and Safety Section. Other Asbestos regulations, as issued by the Department of Environmental Protection, will be effective on the date as required by law.

         Since the regulations may effect the work of the contract, all contractors are advised to become familiar with the requirements.

         Questions regarding the Local Laws and regulations should be directed to: Department of Environmental Protection, Licensing and Certification Unit, Asbestos Control Program at: 59-17 Junction Blvd., Corona, NY 11368 (718) 595-3648.

         or to the Environmental Health and Safety Section of the Division of School Facilities (718)391-6475.


Revised November 1, 1996                                         R/S ITB

S.15     SECURITY - CONTRACTOR EMPLOYEE IDENTIFICATION
         ---------------------------------------------

         The contractor shall provide photo identification badges for all his employees and, in addition, require that any and all sub-contractors provide same for their employees.

         The badges are to be worn on outer clothing and be conspicuously displayed at all times while present on Board of Education premises.

         The badge is to include the Contractor's name, the employee's name, social security number, date of birth, height and weight along with a photograph of the employee.

         The contractor is hereby notified that any employee of the Board of Education shall have the right to inspect the badge. If the
         Contractor's employee refuses to display or produce a badge for examination, the Regional Manager of Maintenance shall be notified, and the contractor may be directed to remove his employee from the premises until such time as he is able or willing to produce said badge.


                    END OF SUPPLEMENTARY GENERAL CONDITIONS


Revised November 1, 1996                                         R/S ITB

BOARD OF EDUCATION OF THE CITY OF NEW YORK
RAMON C. CORTINES, Chancellor                                       ATTACHMENT F
--------------------------------------------------------------------------------
OFFICE OF THE CHANCELLOR
110 Livingston Street - Brooklyn, NY 11201

            Video Systems
         53rd Avenue
Rego Park, NY 11374-2837

Attention:

            Re: AGREEMENT TO PERFORM WORK AT PS ____, Queens
                _______Avenue, Flushing, NY 11358
                Installation of Suspended Microphone System in the Auditorium

Dear Ms.           :

     The Division of School  Facilities (DSF)  acknowledges the request from Mr.
              ,  Principal of the referenced school, to Mr.          , Director,
Office of Administration, for permission to install a suspended microphone system in the school auditorium. The request states that the funding for the work is provided by the Parent Teacher Association (PTA). It is understood that the funds are used appropriately.

                     Video Systems (VS) has been selected by Mr.              to
perform the referenced work and shall be paid for this work by Mr.
from the           funds.  The DSF, the Board of  Education  and the City of New
York, shall not be responsible for payment for this work.

     The work shall conform to the following criteria:

     - The contractor shall provide all equipment, material and labor required to install the suspended microphone system in the auditorium.

     - It is recommended that the pulleys for the microphones be suspended from the bottom chord of existing open bar steel joists. Black iron channel framing for hung ceiling shall not be used for suspending microphones and pulleys.

     - All cable shall be run in continuous lengths, inside approved raceways. Microphone cables shall be an approved type, two conductor rubber covered, shielded, 'BELDEN' or equal.

     -    The minimum size wire shall be #12 AWG, type THHN.

     -    All face plates shall be installed with non-tamperable type screws.

     -    There shall be no roof penetrations.

             Video Systems                      Re: Agreement to Perform Work at
             1994                                   PS-     Queens

     - Number 700 metal raceway shall be utilized for any exposed wiring in the auditorium. Surface mounted floor raceway shall not create a trip hazard for students.

     - All conduits shall be 3/4" rigid, painted with two (2) coats of rust-proof paint, color to match surroundings. Metal raceway light brown in color shall not be painted, unless directed to do so. Existing conduits may be used where code permits.

     - Low voltage cables may be run exposed in hung ceilings, crawl spaces using Board of Education Standard and NYC Codes. Power cables and low voltage cable shall not be combined in the same conduit.

     - All control devices, switches and panels shall be labeled. Panel directories shall be updated (typed entry).

     - Contractor shall supply custodian-engineer with all necessary documents and guarantees for equipment installed, and a receipt for any school equipment removed from the premises for alteration or repairs.

     - Contractor shall patch and paint any areas damaged while performing work.

     - It is estimated that all work shall be completed within one month of starting work.

     As used in the conditional approval hereafter, the word "you" applies equally to you, your contractors and sub-contractors, employees, your suppliers, your deliverers and any person entering school premises on your behalf or under your contract or direction.

     Our conditional approval to work within, upon and above Board of Education property is subject to the following conditions:

     1. You shall check with the Custodian-Engineer of the school before starting work. You shall adhere to the rules and regulations incumbent upon a Board of Education contractor, while on school property, and perform work within regular hours. Any work on Saturday, Sunday, Holiday or other than regular hours of duty on business days requires compensation to the Custodian in accordance with the current custodial fee schedule.

     2. You shall perform all operations with valid permits and licenses of most recent edition of the Electrical Code of the City of New York, and with the Board of Education's 1984 Electric Work and Lighting Fixtures Standard Specifications, 25th Edition, including all later revisions and additions. All your equipment or supplies on Board of Education property is your responsibility for security and protection;

     3. You shall submit a sketch and written explanation detailing all specific locations, where you might cut or drill into walls (floors, or ceilings of your work areas, which will allow a site-specific asbestos survey to be performed. At this time, DSF is

                                               Re:  Agreement to perform work at
                    1994

     As used in the conditional approval hereafter, the word "you" applies equally to you, your contractors and sub-contractors, employees, your suppliers, your deliverers and any person entering school premises on your behalf or under your contract or direction.

     Our conditional approval to work within, upon and above Board of Education property is subject to the following conditions:

     1. You shall check with the Custodian-Engineer of the school before starting work. You shall adhere to the rules and regulations incumbent upon a Board of Education contractor, while on school property, and perform work within regular hours. Any work on Saturday, Sunday, Holiday or other than regular hours of duty on business days requires compensation to the Custodian in accordance with the current custodial fee schedule.

     2. You shall perform all operations with valid permits and licenses of most recent edition of the Electrical Code of the City of New York, and with the Board of Education's 1984 Electric Work and Lighting Fixtures Standard Specifications, 25th Edition, including all later revisions and additions. All your equipment or supplies on Board of Education property is your responsibility for security and protection;

     3. You shall submit a sketch and written explanation detailing all specific locations, where you might cut or drill into walls (floors, or ceilings of your work areas, which will allow a site-specific asbestos survey to be performed. At this time, DSF is relying on the New York City School Construction Authority (NYCSCA) to perform the asbestos survey and give certification of asbestos clearance certification from the NYCSCA. You will be informed of the NYCSCA survey results when it becomes available to us. All asbestos regulations as promulgated by the DSF and the Department of Environmental Protection (DEP) are included by reference.

     4. You shall erect temporary barricades if and where directed by the custodian or principal to separate your work areas and prevent disruption to students or academic activities. All your employees, contractors or sub-contractor's employees shall wear visible photo identification badges which must be displayed on their outer clothing, and the employees may be challenged by a Board personnel to provide identification or leave the school. Your employees must stay within access and work areas agreed upon by the custodian, school security and yourself;

     5. You shall fully protect your work site. You shall notify the Inspection Unit to assign a representative who shall determine, with you, special protective measures that shall be taken. You shall broom clean your debris from the school on a daily basis. You shall coordinate your work schedule to protect students. You shall fully restore any damages caused by your operations, clean up and remove all your final debris. You shall request and conduct a completion review with the Inspection Unit representative and obtain a sign-off at the end of your work;

                                               Re:  Agreement to perform work at
                    1994

     6.   Further, that you shall provide:

          a) Insurance protecting the work against loss and damage by fire, windstorm, hail, explosion, riot attending a strike, civil commotion, aircraft, vehicles, smoke, vandalism and malicious mischief, such insurance made payable to the Board;

          b)   Owner's Protective  Liability  Insurance Policy for Bodily Injury
               -----------------------------------------------
               and Property Damage to protect the Board and the City against claims for bodily injury, including death, and property damage, which may arise from your contractor's and sub-contractor's operation (Bodily Injury and Property Damage, $1,000,000). Such
                         ------------------------------------------------
               insurance policy must be issued by companies satisfactory to DSF and licensed by the State of New York to issue such insurance and shall insure the Board as additional insured and shall contain by
               --------------------------------------------
               rider annexed to such policies, the following provisions:

               [1] Notice under the policy by the Insurance Company should be addressed to the Secretary of the Board of Education and delivered to the Division of School Facilities;

               [2] Notice of accident should be given by the Insured to Insurance Company within sixty (60) days after such claim shall be filed with the said Secretary;

               [3] Notice of claim against the Insured shall be given to the Insurance Company within sixty (60) days after such claim shall be filed with the said Secretary;

               [4] The policy shall not be cancelled, terminated or modified by the company unless written notice is sent thirty (30) days prior by Registered Mail to the contractor and the insured (Board), addressed to the Director, Office of Administration, nor shall it be cancelled, terminated or modified by the contractor without the written consent of the Director, Office of Administration;

               [5] The presence of engineers, inspectors or personnel of the Board of the City on the site of the work performed under your contract shall not invalidate the policy of insurance;

               [6] The policy shall not be invalidated by reason of any violation of any of the terms of any policy issued by the Insurance Company and to the Contractor.

          c) All policies of insurance and notices shall be submitted to the Director, Office of Administration, attention Contract Compliance Section. All policies must remain effective for the complete duration of your operations, andInsurance Policies required under

                                               Re:  Agreement to perform work at
                    1994

               items 6a and 6b shall contain by the rider annexed to such policies, provision of 6b [1], [4], [5] and [6].

     7. You, and your sub-contractors agree to hold the Board of Education and its officers, employees, agents and representatives harmless from any and all liability or damages to persons, including death, or property arising out of any work connected with your undertaking these construction operations;

     8. You shall submit all documents and information required herein, to the attention of Gary Sheth, Contract Compliance Section, Room 800, 28-11 Queens Plaza North, Long Island City, NY 11101, for review and consideration;

     9. After you have been advised that the preceding has been satisfied, you shall provide a two-day written notification of the intended starting date to our:

                         Division of School Facilities
                                Inspection Unit
                             44-46 Vernon Boulevard
                           Long Island City, NY 11101
                          Telephone No. (718) 349-5600

     10. When the work is satisfactorily completed, fill out, sign and date the enclosed Certificate of Completion of Work and have it countersigned by the inspector from the Inspection Unit, DSF. Return the certificate to Mark J. David, Director for Administration (Acting), Division of School Facilities.

                                               Re:  Agreement to perform work at
                    1994

     If the foregoing meets with your approval, please have the appropriate party as authorized by you sign where indicated below, and return the signed copy.

     Thank you for your cooperation in this matter.

                                  Sincerely,


                                  Mark J. David
                                  Director for Administration (Acting)
                                  Division of School Facilities

AGREED TO AND ACCEPTED:

By: _________________________________________________
     Signature               Title                  Date

MJD:GS:ymb

cc:      Robert Buxbaum
         Richard Quinn
         J. Kirby Coughlin
         Rod Luccioni
         Floyd Daniels
         Gary Sheth
         Edward Pelisson - Inspection Unit
                             - Principal
         Custodian
         Files

                                               Re:  Agreement to perform work at
                    1994


                        CERTIFICATE OF COMPLETION OF WORK

I/We, ______________________, certified that the work is completed as of (Contractor's Name)

___________________________,  per  the  agreement  and in  accordance  with  the
          (Date)

requirements of the Division of School Facilities (DSF).


        __________________________                  ________________________
         (Signature of Contractor)                           (Date)

--------------------------------------------------------------------------------

     The referenced work has been inspected and approved as satisfactorily completed


______________________                                  ________________________
(Inspection Unit, DSF)                                  (Date)


c:      Mark J. David
        Gary Sheth
                     - Principal
        Custodian

                                                                    ATTACHMENT G

                   BOARD OF EDUCATION OF THE CITY OF NEW YORK
        CSD 10 VIDEO CONFERENCING & TELECOMMUNICATIONS SERVICES AGREEMENT
        -----------------------------------------------------------------
              Contractual Oversight Administrator Appointment Form
              ----------------------------------------------------
            (Print or type all information unless otherwise directed)

CSD10 School/Office:____________________________________________________________

Street Address:_________________________________________________________________

City, State & Zip Code:_________________________________________________________

Telephone Number:  (___) __________________   Fax Number:  (___)________________


I, ______________, the principal or office manager of the above expressed CSD10 school or office site do hereby appoint the hereinafter named Board of Education employee to serve as the Contractual Oversight Administrator for the hereinafter designated site(s) under the "CSD10 Video Conferencing & Telecommunications Services Agreement" for the period hereinafter specified. This appointment shall continue solely at my pleasure until such time as I shall notify the Chancellor's designee of any change in the appointment.

                                                  ____________________________
                                                          (Signature)


                                                  ____________________________
                                                             (Date)

Full Name of Contractual
   Oversight Administrator:_____________________________________________________

Regular Title:__________________________________________________________________

Employment Location:____________________________________________________________

Street Address:_________________________________________________________________

City, State & Zip Code:_________________________________________________________

Telephone Number:  (___) __________________   Fax Number:  (___)________________


School or Other Site(s) of Appointment:_________________________________________
________________________________________________________________________________
________________________________________________________________________________

********************************************************************************

The appointment of the named Contractual Oversight Administrator is hereby:

                                                          Approved      [   ]
                                                          Disapproved   [   ]

Date: _____________   Chancellor's Designee Signature:__________________________

                      Designee's Printed Name:__________________________________

                                                                    Attachment H
                                                                    ------------


                                  July 13, 1999

MEMORANDUM
----------

TO:       Suppliers/Sellers/Lessors to Educational Video Conferencing, Inc.

FROM:     Michael  P. Coneys,  Attorney
          Office of Legal Services, Commercial Law Unit Office

SUBJECT:  Appointment  of  Educational  Video  Conferencing,  Inc.,  as  special
          purchasing   agent  for  the   limited   purposes  of  the  BOE  Video
          Conferencing & Telecommunications Services Agreement.

--------------------------------------------------------------------------------

     Please be advised that, pursuant to a formal municipal corporate resolution and an attendant contract, the Board of Education of the City of New York
("BOE") has appointed Educational Video Conferencing, Inc. ("EVC"), 35 East Grassy Sprain Road, Yonkers, New York 10710, to be and to act as an official agent on behalf of the New York City Public School System for the limited purposes of making and effecting purchases, leases and other forms of lawful acquisition of goods, commodities, materials, supplies, equipment, labor, and services, etc., for purposes of the resale of such items and services to the BOE as part of a BOE agreement with EVC to furnish goods, materials and services for a school-based video conferencing and telecommunications program.

     For purposes of federal, state and local sales, excise and compensating use taxes, please be advised that the BOE is a tax exempt municipal corporation, school district and political subdivision as defined under the U.S. Internal Revenue Code, 26 U.S.C. Section 4221, et seq., the New York State Tax Law,
Section 1116, et seq., the New York State Education Law, Section 2551, and the New York State General Construction Law, Section 66(1). For your information, please use BOE Tax Exempt Identification No. 69-0210637. Thus, all otherwise taxable purchases, leases, and other forms of lawful acquisition by EVC for purposes of this BOE program should be exempted from the collection of sales, excise and/or compensating use taxes, because EVC is acting as an agent on the BOE's behalf. EVC is a re-seller and not an end consumer; the BOE is the end consumer.

     Please contact me at your earliest convenience if you have any questions or comments that you wish to discuss regarding this matter. Thank you for your attention and cooperation.

MPC/m
Tel: (718) 935-3608

Reference: mpc files/1998-99 contracts//OLS Log No. 2509//Letter 2000-

                                                                    ATTACHMENT I

                              TERMS AND CONDITIONS

1.   Definitions
     -----------

     A. Words used in this Agreement shall have their ordinary meanings in the English language, except that scientific, technical, specialized or foreign words shall be given their appropriate scientific, specialized or foreign meanings, and definitions specifically provided elsewhere in the Agreement shall apply.

     B. The following words, names and titles shall have the following meanings:

          (1) "The Board" means the Board of Education of the City School District of the City of New York.

          (2)  "The City" means the City of New York.

          (3) "Board of Review" means the Board of Review established by the Board's bylaws.

          (4) "Contract Budget Detail" means the document attached to and incorporated into the Agreement explaining and limiting how funds paid hereunder are to be expended by the Contractor.

          (5)  "The  Comptroller"  and "The  Commissioner  of Finance"  mean the
               Comptroller  and  the   Commissioner  of  Finance  of  the  City,
               respectively.

          (6)  "The Chancellor" means the Chancellor of the Board.

          (7) "The Secretary" and "Assistant Secretary" mean the Secretary and Assistant Secretary of the Board, respectively.

          (8) "Approved," "Required," "Directed," "Specified," "Designated" or "Deemed Necessary," unless otherwise expressed, mean approved, required, directed, specified, designated, or deemed necessary, as the case may be by the Chancellor or his designee.

          (9) "Completion" means full and complete compliance with every requirement of the Agreement by the Contractor as certified by the Chancellor or his designee.

          (10) "Final Payment" means (i) the payment or refund by the Board or City of any moneys which exhausts the amount of money made available under the Agreement or (ii) any payment marked "Final Payment."

2.   Captions
     --------

     The headings of this Agreement, the paragraphs, and subparagraphs of the Agreement, and of any attachments, are included solely for convenience and reference, and they shall not be used in any way to interpret this Agreement.

3.   Conditions Precedent
     --------------------

     This Agreement shall not become  effective or binding upon the Board until:
     (1) it shall have been Approved as to Legal Sufficiency by the Office of Legal Services of the Board; (2) executed by the Chancellor; and (3) the Comptroller shall have issued a certificate indicating there remains unexpended and unapplied a balance of the appropriation or fund applicable hereto sufficient to pay the estimated expense of performing the Agreement as certified by the Board. A Requirement Agreement for an extended period will require an endorsement upon the Agreement from time to time as services and/or items and materials are ordered, of the sufficiency of the appropriation applicable towards the payment for said services and/or materials as and when ordered. (Rev. 5/96)

4.   Compliance with Laws
     --------------------

     In connection with the performance of this Agreement, the Contractor shall comply with all applicable laws, rules and regulations. The parties hereto agree that every provision of law required to be inserted herein be deemed a part hereof. It is further agreed that if any such provision is not inserted or is incorrectly inserted, through mistake or otherwise, this Agreement shall be deemed amended so as to comply strictly with the Law.

5.   Unlawful Provisions Void
     ------------------------

     If this Agreement contains any unlawful provisions or portions thereof, they shall be deemed deleted from the Agreement and the remainder of the Agreement shall remain in full force and effect. If the deletion of such provision frustrates the purpose of this Agreement, either party may make application to the Board of Review for relief. (Rev. 1/83)

6.   Religious Activity Prohibited
     -----------------------------

     There shall be no religious worship, instruction, proselytizing, or other religious activity in connection with the performance of this Agreement.

7.   Political Activity Prohibited
     -----------------------------

     No Board property provided to the Contractor hereunder for the purposes of this Agreement shall be used for any political activity or to further the election or defeat of any candidate for public office. As used herein the term "Board property" shall include, but not be limited to, supplies, work sites, funds advanced and services.

8.   Publication and Publicity
     -------------------------

     The Contractor or anyone employed by the Contractor may not publish the results of its participation or findings in the performance of this Agreement without the prior written approval of the Chancellor or his designee. All approved publications shall acknowledge that the program is supported by funds from the Board. Five true copies of each approved publication shall be furnished to the Board without charge. (8/29/88)

9.   Copyright
     ---------

     If the Contractor or anyone employed by the Contractor shall write, record or otherwise produce copyrightable material within the scope or in furtherance of this Agreement, the Board shall be considered the author for purposes of copyright, renewal of copyright, and termination of copyright and, unless expressly waived in a written instrument signed by the Chancellor or his designee, the owner of all of the rights comprised in the copyright. (6/88)

10.  Patents
     -------

     Any invention or discovery arising out of or developed in furtherance of this Agreement shall be promptly and fully reported to the Board. The Board shall have the exclusive right to apply for patent protection on such invention or discovery and to determine how the rights in said invention or discovery, including rights under any patent issued thereon, shall be disposed of and administered.

11.  Accounting for Property
     -----------------------

     If any property is acquired by the Contractor with funds provided by the Board under this Agreement, the property shall be deemed purchased by the Board for the use of the Contractor during the term of the Agreement shall be permanently embossed "Property of New York City Board of Education" and shall be returned to the Board, at the Contractor's expense, within thirty
     (30) days after the end of said term, unless the Contractor is otherwise notified in writing by the Chancellor or his designee. (6/21/88)

12.  Non-Reimbursable Expenses
     -------------------------

     The following items may not be claimed as a direct or indirect cost of the Services provided under this Agreement:

     a.   rental expense of apartments;
     b.   interest on loans;
     c.   penalties for delinquent filing of tax returns;
     d.   political or charitable contributions;
     e.   advertising and promotions;
     f.   legal expenses;
     g.   key-man life insurance premiums;
     h. federal, state and city income taxes, state and city franchise taxes, and any costs for the preparation of such tax returns;

     i.   expenses incurred in preparing for operations;

     j. cost of employee meals and lodging except when traveling outside the City and pursuant to the Contract Budget Detail of this Agreement;

     k.   entertainment, gratuities, and any other items of a personal nature;

     l. long distance telephone calls unless directly related to the services provided under the terms of this Agreement;

     m. any expense not ordinary, necessary or reasonable in the performance of the Agreement.

13.  Limitation on Overhead
     ----------------------

     Notwithstanding any provision of this Agreement to the contrary, the Contractor shall be reimbursed for overhead costs equal to the lesser of either (1) the amount specified in the Contract Budget Detail of this Agreement or (2) the amount calculated by multiplying the total direct labor cost plus fringe benefits stated in the Contract Budget Detail of this Agreement by a fraction, the numerator of which shall be the total of all the Contractor's overhead costs during the term of this Agreement for all operations, and the denominator of which shall be the total of all of the Contractor's direct labor costs plus fringe benefits during the Term of this Agreement for all operations.

14.  No Extra Compensation
     ---------------------

     The Contractor shall not seek, ask for, demand, sue for or recover, as extra compensation or otherwise, any sum for labor, materials or Services other than the compensation agreed upon and fixed.

15.  Invoices and Payments
     ---------------------

     The Contractor shall furnish proof of performance with each invoice, and shall comply with all Board requirements concerning the manner in which invoices are to be submitted. The Contractor shall not be entitled to demand or receive full or partial payment, until each and every one of the provisions of this Agreement is complied with, and the Chancellor or his designee shall have given written certification to that effect. Nothing contained herein shall be construed to affect the right hereby reserved by the Board to reject the whole or any portion of the performance, should said certification be inconsistent with the terms of this Agreement, or otherwise erroneously given.

16.  Cancellation of Grant Funding
     -----------------------------

     If the goods or Services to be provided hereunder are to be paid for, in whole or in part, by means of grant funding received by the Board from federal, state, city or private sources, the obligation to pay the Contractor shall be subject to the continuing availability of said funding. The Board shall notify the Contractor within five (5) business days from the date the Board receives written notice of the cancellation of grant funding, in whole or in part, whereupon the Contractor may cease further performance of this Agreement to the extent said performance would not be supported by grant funding. However, the Board may, at its option, require completion of performance of this Agreement by the Contractor upon giving written assurance, signed by the Chancellor or his designee, within fifteen
     (15) business days of the date the Board receives written notice of such cancellation, that the completed performance of this Agreement shall be supported by other available funds.

17.  No Estoppel
     -----------

     The Board, City, and their respective departments, divisions and offices, shall not be precluded or estopped by a statement or document issued by or on behalf of the Board or the City, from indicating the true value of Services performed and supplies furnished by the Contractor or by any other person pursuant to or as a result of this Agreement, or from indicating that any such return or certificate is untrue or incorrect in any particular, or that the Services performed and supplies furnished or any part thereof do not in fact conform to the provisions of the Agreement. Notwithstanding any such statement or document, or payment in accordance therewith, the Board and the City shall not be precluded or estopped from demanding and recovering from the Contractor such damages as may be sustained by reason of the Contractor's failure to comply with the provisions of this Agreement.

18.  Acceptance of Final Payment
     ---------------------------

     Receipt and negotiation by the Contractor, or by any person claiming under this Agreement, of the Final Payment hereunder, notwithstanding whether such payment be made pursuant to any judgment or order of any court, shall constitute a general release of the Board from any and all claims and liability for anything done, furnished or relating to the labor, materials, or services provided, or for any act of omission or commission of the Board or its agents and employees. Said release shall be effective against the Contractor and the Contractor's representatives, heirs, executors, administrators, successors, and assigns.

19.  Claims - Limitation of Action
     -----------------------------

     No action at law or equity shall be maintained by the Contractor, its successors or assigns, against the Board on any claim based upon or arising out of this Agreement, or out of anything done in connection with this Agreement, unless such action shall be commenced within six (6) months after the date of filing of the voucher for final payment hereunder or within six (6) months of the required completion date for the services performed hereunder, whichever is sooner. None of the provisions of Article 2 of the Civil Practice Law and Rules shall apply to any action against the Board arising out of this Agreement.

20.  Notices
     -------

     The Contractor's address stated on page 1 of this Agreement is hereby designated as the place where all notices, letters or other communications directed to the Contractor shall be served, mailed or delivered. Any notice, letter or other communication directed to the Contractor and delivered to such address, or sealed in a post-paid wrapper and deposited in any post office box regularly maintained by the United States Postal Service, shall be deemed sufficient service thereof upon the Contractor. Said address may be changed at any time by an instrument in writing, executed and acknowledged by the Contractor and delivered to the Chancellor's designee. Nothing herein contained shall be deemed to preclude or render inoperative personal delivery of any notice, letter or other communication, written or oral, to the Contractor. Whenever it shall be necessary or required to prove the delivery of any notice, an affidavit describing such delivery shall be conclusive evidence of such delivery.

21.  Amendments and Waivers
     ----------------------

     A. This Agreement may be amended by a written instrument signed by an authorized officer for the Contractor, and by the Chancellor or his designee. No amendment materially affecting the substance hereof shall be effective unless approved by a Resolution of the Board, and a copy of said resolution is attached to the amendment and incorporated therein.

     B. No waiver by the Board of any term or condition hereof shall be effective unless in writing and signed by the Chancellor or his designee. Any waiver shall be specifically limited to its terms, and shall not be deemed applicable to subsequent like circumstances.

     C.   Any purported oral amendment or waiver shall be void.

22.  Suspension of Deliveries
     ------------------------

     The Chancellor or his designee, may postpone, delay, or suspend the delivery of the goods or Services, or any part thereof, without additional compensation to the Contractor. In such event, (A) the time established for performance by the Contractor of any duty during the Term of this Agreement may, at the Contractor's option, be extended for the number of days the Contractor was delayed by said suspension, postponement, or delay provided the Term is not thereby extended; however, (B) the Term may, at the Board's option, be extended for the number of days the Contractor was delayed by said suspension, postponement, or delay.

23.  Cancellation
     ------------

     A. If the Contractor violates any provision of this Agreement, the Chancellor or his designee may pursue any legal or equitable remedies available to the Board. In addition, the Chancellor or his designee may seek to have the Contractor declared in default by the Board of Review pursuant to Article 8 of the Bylaws of the Board of Education. In the event that the Board of Review shall determine the Contractor to be in default, the Board may cancel this Agreement and shall thereafter be relieved of all liability hereunder. Upon a finding of default in violation of this contract by the Board of Education's Board of Review, the Contractor shall be deemed not responsible and disqualified from bidding for a period of four years, unless in such finding of default, a lesser penalty is imposed by reason of mitigating circumstances.

     B. In the event of breach of this Agreement by the Contractor, the Board shall have the right to cancel and terminate said Agreement, and the
          Contractor shall be liable to the Board for any additional cost of completion of the within services, the Board's other costs in connection with the termination, reletting and completion of the services. All such costs, along with any liquidated damages for delay provided herein, may be assessed by the Board against the Contractor and deducted by the Board from payment to be made to the Contractor under this or any other Agreement at any time between the Contractor and the Board or City. In the event that said costs exceed all sums owed at the termination date of this Agreement, the Contractor shall pay the amount of such excess to the Board upon notice from the Board of said amount, and in the event that said costs and liquidated damages are less than the sum payable under this Agreement as if same had been completed by the Contractor, the Contractor shall forfeit all claims to the difference to the Board. If the Board undertakes to secure the services or any part thereof under this section of the Agreement, the certificate of the Chancellor or his designee indicating the amount of services secured, the cost and excess cost, if any, of completing this Agreement, and the amount of liquidated damages hereunder, shall be conclusive and binding upon the Contractor, its assigns and all other claimants.

24.  Board Determination
     -------------------

     The Chancellor or his designee shall in all cases determine the acceptability of the labor, materials, or Services which are delivered pursuant to this Agreement, including but not limited to their quality, delivery, and condition, and shall in all cases decide every question which may arise relative to the performance of this Agreement. The Contractor may not rely upon, and the Board shall not be bound by, any explanations, determinations or other statements by or from the Board which are not in writing and signed by the Chancellor or his designee.

25.  Investigations
     --------------

     25.1 The Contractor agrees to cooperate fully and faithfully with any investigation, audit or inquiry conducted by a State of New York (State) or City of New York (City) governmental agency or authority that is empowered directly or by designation to compel the attendance of witnesses and to examine witnesses under oath, or conducted by the governmental agency that is a party in interest to the transaction, submitted bid, submitted proposal, contract, lease, permit, or license that is the subject of the investigation, audit or inquiry.

     25.2(a) If any person who has been advised that his or her statement, and any information from such statement, will not be used against him or her in any subsequent criminal proceeding refuses to testify before a grand jury or governmental agency or authority empowered directly or by designation to compel the attendance of witnesses and to examine witnesses under oath concerning the award of, or performance under, any transaction, agreement, lease, permit, contract, or license entered into with the City, the State, or any political subdivision or public authority thereof, or the Port Authority of New York and New Jersey, or any local development corporation within the City, or any public benefit corporation organized under the laws of the State of New York; or,

     25.2(b)   If  any  person  refuses  to  testify for a reason other than the assertion of his or her privilege against self-incrimination in an investigation, audit or inquiry conducted by a City or State governmental agency or authority empowered directly or by designation to compel the attendance of witnesses and to take testimony under oath, or by the governmental agency that is a party in interest in, and is seeking testimony concerning the award of, or performance under, any transaction, agreement, lease, permit, contract, or license entered into with the City, the State, or any political subdivision thereof or any local development corporation within the City, then:

     25.3(a)   The  commissioner  or  agency  head  whose  agency  is a party in interest to the transaction, submitted bid, submitted proposal, contract, lease, permit, or license may convene a hearing, upon not less than (5) days written notice to the parties involved to determine if any penalties should attach for the failure of a person to testify.

     25.3(b)   If  any  non-governmental  party  to  the  hearing  requests   an
          adjournment, the commissioner or agency head who convened the hearing may, upon granting the adjournment, suspend any contract, lease, permit, or license pending the final determination pursuant to paragraph 25.5 below without the City and Board incurring any penalty or damages for delay or otherwise.

     25.4 The penalties which may attach after a final determination by the commissioner or agency head may include but shall not exceed:

          (a) The disqualification for a period not to exceed five (5) years from the date of an adverse determination for any person, or any entity of which such person was a member at the time the testimony was sought, from submitting bids for, or transacting business with, or entering into or obtaining any contract, lease, permit or license with or from the City and Board; and/or

          (b) The cancellation or termination of any and all such existing City and Board contracts, leases, permits or licenses that the refusal to testify concerns and that have not been assigned as permitted under this agreement, nor the proceeds of which pledged, to an unaffiliated and unrelated institutional lender for fair value prior to the issuance of the notice scheduling the hearing, without the City and Board incurring any penalty or damages on account of such cancellation or termination; monies lawfully due for goods delivered, work done, rentals, or fees accrued prior to the cancellation or termination shall be paid by the Board.

     25.5 The Commissioner or agency head shall consider and address in reaching his or her determination and in assessing an appropriate penalty the factors in paragraphs (a) and (b) below. He or she may also consider, if relevant and appropriate, the criteria established in paragraphs
          (c) and (d) below in addition to any other information which may be relevant and appropriate:

          (a) The party's good faith endeavors or lack thereof to cooperate fully and faithfully with any governmental investigation or audit, including but not limited to, the discipline, discharge, or disassociation of any person failing to testify, the production of accurate and complete books and records, and the forthcoming testimony of all other members, agents, assignees or fiduciaries whose testimony is sought.

          (b) The relationship of the person who refused to testify to any entity that is a party to the hearing, including, but not limited to, whether the person whose testimony is sought has an ownership interest in the entity and/or the degree of authority and responsibility the person has within the entity.

          (c) The nexus of the testimony sought to the subject entity and its contracts, leases, permits or licenses with the City and the Board.

          (d) The effect a penalty may have on an unaffiliated and unrelated party or entity that has a significant interest in an entity subject to penalties under 25.4 above, provided that the party or entity has given actual notice to the commissioner or agency head upon the acquisition of the interest, or at the hearing called for in 25.3(a) above gives notice and proves that such interest was previously acquired. Under either circumstances the party or entity must present evidence at the hearing demonstrating the potential adverse impact a penalty will have on such person or entity.

     25.6 (a) The term "license" or "permit" as used herein shall be defined as a license, permit, franchise or concession not granted as a matter of right.

          (b) The term "person" as used herein shall be defined as any natural person doing business alone or associated with another person or entity as a partner, director, officer, principal or employee.

          (c) The term "entity" as used herein shall be defined as any firm, partnership, corporation, association, or person that receives monies, licenses, leases, or permits from or through the City or Board or otherwise transacts business with the City or Board.

          (d) The term "member" as used herein shall be defined as any person associated with another person or entity as a partner, director, officer, principal or employee.

     25.7 In addition to and notwithstanding any other provisions of this agreement, the commissioner or agency head may in his or her sole discretion terminate this agreement upon not less than three (3) days written notice in the event the Contractor fails to promptly report in writing to the Commissioner of Investigation of the City of New York any solicitation of money, goods, requests for future employment or other benefit or thing of value, by or on behalf of any employee of the City or Board, or other person, firm, corporation or entity for any purpose which may be related to the procurement or obtaining of this Agreement by the Contractor or affecting the performance of this agreement.

26.  Reports, Inspection and Records
     -------------------------------

     A. The Contractor shall promptly provide all reports required by the Board, including without limitation, financial, program, statistical, analytical, narrative and progress reports. Unless otherwise provided herein, the final payment hereunder shall not be made until all reports have been submitted and approved by the Board.

     B. The Contractor shall, until six (6) years after completion of its services hereunder or six years after date of termination of this Agreement, whichever is later, maintain and retain complete and correct books and records relating to all aspects of the Contractor's obligations hereunder. Records must be maintained separately, so as to identify clearly the hours charged to this Agreement and be distinguishable from all other hours charged which are not related to this Agreement.

     C. The Contractor shall make its staff, and premises, books, records, operations, and Services provided under this Agreement, and those of its subcontractors, available to the Board and to any person, agency or entity designated by the Board, at any time, for program, audit, fiscal audit, inspection, observation, sampling, visitation and evaluation, and shall render all assistance and cooperation for said purposes. The Contractor agrees to attend, upon demand, any investigation conducted by the Board to produce any records and other documents required by the Board at that investigation, to cooperate with the Board, and to give sworn testimony pertaining to those documents or the subject of the investigation; provided only that the investigation, testimony, records and documents relate to the subject of the Contractor's relationship with the Board of Education. If a corporation, partnership or government agency, the Contractor agrees to require its officers, employees and partners to comply with the foregoing.

     D. In its record keeping the Contractor shall also comply with all federal, state and local laws and regulations pertaining to such records, including, without limitation, the regulations of the Comptroller, and shall require its subcontractors to do likewise.

     E. In the event that any federal, state or local government agency, or other public or private agency conducts an audit of any of the Contractor's operations which pertains directly or indirectly to the goods and services provided pursuant to this Agreement, within five
          (5) working days after receipt by the Contractor of notice of the commencement of such audit the Contractor shall give notice of such commencement to the Board; and within five (5) working days after receipt by the Contractor of a copy of any resulting interim or final audit report, the Contractor shall supply one copy thereof to the Board. (6/24/88)

27.  Non-Assignment of Contract
     --------------------------

     The Contractor shall give its personal attention to the faithful performance of this Agreement. The Contractor covenants that it will not assign, transfer, convey, sublet or otherwise dispose of this Agreement or its right, title or interest therein or its power to execute such Agreement, to any other person or corporation without the previous written consent of the Chancellor or his designee. If the Contractor in any way violates the terms of this provision, the Board shall have the right to cancel and terminate this Agreement, and the Board shall thereupon be relieved from all liability hereunder. Nothing contained herein shall be construed to affect an assignment by the Contractor for the benefit of its creditors made pursuant to the statutes of the State of New York. No right under this Agreement, or to any monies due or to become due hereunder, shall be asserted against the Board or the City in law or in equity by reason of a purported assignment of this Agreement, or any part thereof, or of any monies due or to become due hereunder, unless authorized as aforesaid.

28.  Contractor's Staff
     ------------------

     The Contractor shall employ or contract for the services of only competent workmen, consultants, independent contractors and other employees as are, or reasonably may be, necessary for the performance of the Services hereunder.

     The Contractor warrants that it shall be solely responsible for its employees' work, direction, safety and compensation. (6/84)

     The Contractor agrees to replace immediately any employee, and not engage such employee in the performance of this Agreement, if the Contractor is notified in writing that, in the opinion of either the Chancellor, a Community Superintendent, or their designees, such employee is incompetent or otherwise impedes the performance of the services hereunder.

29.  Confidentiality of Records
     --------------------------

     All personally identifiable student and staff information obtained by or furnished to the Contractor by the Board, and all reports and studies containing such information prepared or assembled by the Contractor, are to be kept strictly confidential by the Contractor and shall not be provided or disclosed to any third party without the express written permission of the Chancellor or his designee. The Contractor shall limit access to such material in its control to those of its employees performing services pursuant to this Agreement strictly on a need to know basis. The Contractor shall restrict its use of the information to its performance under this Agreement and shall return all such material to the Board upon the completion of the services herein.

30.  Testimony
     ---------

     If the project which is the subject matter of this Agreement at any time becomes involved in a proceeding, to which the Board or the City is a party, before any court, board, tribunal, panel, arbitrator, referee or agency, the Contractor shall provide such knowledgeable witnesses as the Board shall require, free of additional compensation of any kind. Nothing herein shall require the Contractor to provide testimony in any proceeding in which it is a party with interests opposed to those of the Board.

31.  No Personal Liability
     ---------------------

     Neither  the  members  of the Board  nor the  Chancellor  nor any  officer, employee, agent or representative of the Board or of the City shall be personally liable, based upon any theory of law or equity, to the Contractor or to any party claiming on behalf of or through the Contractor, under this Agreement, or by reason of any individual's actions or failure to act in any way connected with this Agreement, whether or not the action shall have been within or without an individual's scope of authority. The scope of this provision includes personal injury to any personal interest (commercial or otherwise), physical injury (including death), property damages, and any pecuniary damages where such injuries or damages result from or arise out of negligence. The Contractor further waives any and all rights to make a claim or commence an action or special proceeding, in law or equity, against any of the aforementioned individuals, and the Contractor hereby assigns its complete right, title, and interest in any such claim, action, or special proceeding to the Board. (Rev. 2/83)

32.  Indemnification
      ---------------

     The Contractor shall protect, indemnify and hold harmless the Board from any and all claims, suits, actions, costs and damages to which the Board may be subjected by reason of injury to person or property, or wrongful death, as may result of any act, omission, carelessness, malpractice or incompetence of the Contractor, or anyone employed or engaged by the Contractor, in connection with the performance of this Agreement.

33.  Conflicts of Interest
     ---------------------

     A. No non-governmental Contractor may have on its remunerative Board of Directors (or comparable body), employ or have under contract for services (1) any present full-time officer or employee of the City of New York or the Board of Education or any part-time officer or employee of the Board, or (2) any present full-time officer or employee of the City (including the Board of Education) on leave from the City or the Board or any part-time officer or employee of the Board currently on leave from the Board. The Conflicts of Interest Board may grant waivers of this provision, if an employee or officer is not involved in the Contractor's business with the City or the Board. Said waivers are discretionary and must be approved prior to the commencement of services by that individual. The Board of Education's Ethics officer must be contacted if an officer or employee wishes to request a waiver.

     B. No Board of Education officer or employee may serve as an unpaid member of a Board of Directors (or comparable body) of a non-governmental not-for-profit Contractor without the permission of the President of the Board of Education or the Chancellor. To obtain this permission, the officer or employee must contact the Board of Education's Ethics Officer. All other City officers or employees may serve as unpaid members of Boards of Directors (or comparable body) of a non-governmental not-for-profit Contractor, if the officer or employee has no involvement with the Contractor's business with the City or the Board.

     C. No officer or employee of the Board of Education, or the officer or employee's spouse/domestic partner or unemancipated child(ren) can have an ownership interest in the contractor, defined as an interest which exceeds five percent of the firm or an investment of $25,000 in cash or other form of commitment, whichever is less, and any lesser interest when the officer or employee or spouse or unemancipated child(ren) exercises managerial control or responsibility regarding any such firm.

     D. No former officer or employee of the Board may appear before the Board on behalf of a non-governmental Contractor within one year of the former officer or employee's termination of service with the Board. An appearance before the Board includes all communications with the Board. However, a former employee of the Board is not prohibited from serving on a non-governmental Contractor's Board of Directors (or comparable body), or from employment or contracting for services with the Contractor, provided that the former employee does not appear before the Board within one year of the termination of service with the Board.

     E. No former officer or employee of the City (including the Board) may have any involvement on behalf of a non-governmental Contractor with any aspect of a contract, including services under that contract, if that former officer or employee was involved substantially and personally with any aspect of that contract while employed by the City. Any former City employee whose duties for the City or the Board involved a contract shall contact the New York City Conflicts of Interest Board for clarification before having any involvement with the contract on behalf of a non-governmental Contractor or any other private interest.

     F. The Contractor warrants that, other than a bona fide employee or contractor regularly working as a sales representative for the Contractor, no person, selling agency, or other entity has solicited or secured this Agreement, or has been employed or retained to do so, for a commission, percentage, brokerage fee or contingent fee.

     G. The Contractor shall not give, and warrants that it has not given or promised to give, any gift or thing of value to a community school board member, school leadership team member or to any officer, employee or other person whose salary is payable in whole or part from Board or City funds, or other funds under this Agreement. The phrase "gift or thing of value" shall include, without limitation, money tangible goods, services, loans, promises or negotiable instruments.

     H. If the Contractor violates any provision of this paragraph, the Board may, at its option: (1) cancel and terminate this Agreement and be relieved of all liability hereunder; (2) deduct all amounts paid by the Contractor or other value given by the Contractor in violation of this paragraph from payments made or to be made to the Contractor under this or any other Agreement at any time;

     I. (3) require the refund of any funds paid hereunder; (4) any combination of the foregoing; or (5) any other action the Board deems necessary and appropriate as permitted by law. Any breach of the warranties or violation of the provisions of this paragraph shall be grounds to find the Contractor or its principals as not a responsible bidder on other Board or City contracts.

     I. Provider shall adhere to the Central Board of Education policy on Conflicts of Interest, the Chancellor's Regulations on Conflicts of Interest C-110, and the New York City Charter provisions on Conflicts of Interest which are hereby incorporated by reference as if fully attached hereto.

     J. Provider shall upon the request of the Board, complete a Conflicts of Interest Statement and Disclosure Statement. (Rev. 5/13/99)

34.  Antitrust
     ---------

     The Contractor assigns to the Board its right, title and interest in and to any claim or cause of action arising under the antitrust laws of New York State or the United States relating to the goods or Services purchased or procured by the Board pursuant to this Agreement.

35.  Merger and Choice of Law
     ------------------------

     This written Agreement constitutes the entire agreement of the parties, and no other prior or contemporaneous agreement, oral or otherwise, regarding the subject matter of this Agreement shall be deemed to exist or bind any of the parties hereto, or to vary any of the terms contained herein. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to its conflict of law rules.

36.  Participation in an International Boycott
     -----------------------------------------

     A. The Contractor agrees that neither it nor any substantially-owned affiliated company is participating or shall participate in an international boycott in violation of the provisions of the Export Administration Act of 1979, as amended, or the regulations of the United States Department of Commerce promulgated thereunder.

     B. Upon the final determination by the Commerce Department or any other agency of the United States that the Contractor or a substantially-owned affiliated company thereof, participated, or is participating, in an international boycott in violation of the provisions of the Export Administration Act of 1979, as amended, or the regulations promulgated thereunder, the Chancellor or his designee may, at his option, render forfeit and void this contract. (1/12/89)

37.  No Discrimination
     -----------------

     A. The Contractor will strictly comply with all applicable Federal, State and local laws pertaining to the subject of discrimination on any ground, as they may now read or as they may hereafter be amended.

     B. The Contractor is, and will remain, an Equal Opportunity Employer. In addition to the other requirements of this paragraph 37, the Contractor shall provide equal opportunity for all qualified persons, and shall not discriminate in employment because of race, creed, gender, color, age, sexual orientation, national origin, handicapping condition, marital status, or religion and shall promote the full realization of equal opportunity. (Rev. 9/20/88)

     C. Pursuant to the provisions of the New York State Labor Law, the Contractor agrees, in its operations performed within the State of New
          York:

          (1) That in the hiring of employees for the performance of work under this contract or any subcontract hereunder, neither the contractor, subcontractor, nor any person acting on behalf of such contractor or subcontractor, shall by reason of race, creed, color, sex or national origin discriminate against any citizen of the State of New York who is qualified and available to perform the work to which the employment relates;

          (2) That no contractor, subcontractor, nor any person on his behalf shall, in any manner, discriminate against or intimidate any employee hired for the performance of work under this contract on account of race, creed, color, sex or national origin;

          (3) That there may be deducted from the amount payable to the contractor by the state or municipality under this contract a penalty of five dollars for each person for each calendar day during which such person was discriminated against or intimidated by the contractor or subcontractor, or anyone acting on behalf of the contractor in violation of the provisions of the contract;

          (4) That this contract may be cancelled or terminated by the state or municipality, and all moneys due or to become due hereunder may be forfeited, for a second or any subsequent violation of the terms or conditions of this section of the contract;

          (5) The aforesaid provisions of this section covering every contract for or on behalf of the state or a municipality for the manufacture, sale or distribution of materials, equipment or supplies shall be limited to operations performed within the territorial limits of the State of New York; and

          (6) That the Board is, for purposes of this subparagraph C., a "state or municipality." (Rev. 11/25/96)

38.  Equal Employment Opportunity Requirements for Professional Contractors
     ----------------------------------------------------------------------

     A.   Definition  of  Terms  for   the   Implementation  of   a  Program  of
          Affirmative Action.

          The following terms, when used in this paragraph, shall have the meanings given for them.

          (1)  "Employee": Any person employed full or part-time in any capacity
               ----------
               by the Contractor or sub-contractor.

          (2)  "Minority  Groups  and  Affected  Classes":   Blacks,   Hispanics
               ------------------------------------------
               (Non-European), Asian Americans, American Indians, females and individuals with handicapping conditions.

          (3)  "Program of Affirmative Action": A detailed,  result-oriented set
               -------------------------------
               of written procedures submitted by a Contractor or sub-contractor which when implemented with conscious effort results in compliance with the Equal Opportunity Policy herein, through full utilization and equal treatment of minorities, women and individuals with handicapping conditions at all levels and in all segments of the Contractor's or sub-contractor's work force. An effective Program of Affirmative Action shall include but not necessarily be limited to, the following elements: (Rev. 9/20/88)

              (a)   Development  or   reaffirmation   of  the   Contractor's  or
                    sub-contractor's Equal Opportunity Policy;

              (b)   Dissemination of the Policy;

              (c)   Responsibility for implementation;

              (d) A survey and analysis of employment at all levels and in all categories and aspects of the Contractor's or sub-contractor's work force, which determines if and at which levels, categories, and aspects there is an underutilization of minority and female employees;

              (e) An analysis of employment policies and practices, including but not limited to seniority systems, recruitment, training, promotion, insurance and job benefits and their effects upon minorities, women and individuals with handicapping conditions;

              (f) Corrective actions taken, or to be taken, toward the elimination of any employment policy or practice having a discriminatory effect on minority group members and women; and

              (g) Description of the Contractor's efforts to engage, as sub-contractors, bona fide minority business enterprises and female enterprises.

          (4)  "Goals and Timetables": Projected levels of achievement resulting
               ----------------------
               from an analysis by the Contractor or sub-contractor of its deficiencies, and of what it can reasonably do to remedy them within a specified time period.

          (5)  "Underutilization":    Having   fewer   minorities,   women   and
               ------------------
               individuals with handicapping conditions in a particular job classification than would reasonably be expected by their availability in the appropriate labor force.

          (6)  "The Office":  The Office of Equal Opportunity of the Board.
               ------------

B.   Required Program of Affirmative Action
     --------------------------------------

     (1) The Contractor is required to identify and eliminate overt and covert discriminatory practices and implement the Program of Affirmative Action. Upon demand of the Office the Contractor shall submit to the Office a detailed written Program of Affirmative Action (hereinafter referred to as a "P.A.A."). In the event the Contractor submits a P.A.A. not acceptable to the Office, the Office will require the correction or revision of the P.A.A. to its satisfaction.

     (2) In the event the Contractor fails to submit such an acceptable P.A.A. within the time specified in the demand, the Contractor may be declared in default. The Director shall be the sole judge of the P.A.A.'s acceptability. The P.A.A. shall:

          (a) Apply to all Board of Education professional services contracts with the Contractor;

          (b) Encompass all phases of the employment process, including evaluation of job classification to ensure job relatedness, recruitment, selection, validity of examinations, retention, layoffs, seniority, assignments, training, promotion, salary and benefits;

          (c)  Fulfill the following requirements:

               (i) Include measurable goals, reasonable timetables and specific programs to be implemented by the contractor to identify and eliminate deficiencies in employment practices with respect to the underutilization of members of minority groups and members of affected classes;

               (ii) Include a statement of the present  utilization  of minority group members and women in the Contractor's work force and a projection of the minority utilization in the Contractor's work force for the life of the Contract and for at least a one-year period succeeding its completion. This statement and projection shall include present and projected (1) rates of hiring and promotion of minority group members and women in specific job categories at each wage rate within each level of employment and according to major organizational unit, and (2) percentages of minority group and women utilization in specific job categories at each wage rate within each level of employment, and according to major organizational work force;

               (iii)Include all of the Contractor's  facilities  within New York
                    City as well as those facilities located elsewhere within the continental limits of the United States;

               (iv) Specify the  union(s)  or other  employee  organizations  to which the Contractor's employees belong, and shall include commitments to good faith efforts to effect Equal Opportunity changes directly or indirectly, in programs by such unions or organizations to recruit, train, qualify or otherwise select members, if such changes are deemed necessary. The P.A.A. shall also include a copy of any agreement with an employee association which affects employment policies and practices;

               (v) Be submitted in such format as shall be specified by the Director of the Office;

               (vi) Include a  commitment  to submit to the  Director a separate
                    P.A.A., of the form (i) to (v) hereof, for each subcontractor prior to approval of the subcontractor by the Board of Education;

               (vii) Include a written evidence or proof which shows that minority entrepreneurs have been solicited and given an equal opportunity to submit proposals and that such proposals have been given equal consideration for award;

               (viii) Contain  commitments as to goals for minority and affected classes employment and adoption of equal employment practices not less strict than the commitments contained in the Contractor's most recent P.A.A. which was approved by the Office.

C.   Compliance Inspection Report
     ----------------------------

     Upon demand of the Office the Contractor shall, within the specified time, submit to the Office a Compliance Inspection Report. The completed
     Compliance Inspection Report must be returned to the Office within such time as is specified in the requisition for information accompanying the report form.

D.   Conferences
     -----------

     The Contractor shall attend such conferences as shall be required by the Office for the purpose of acquainting it with the statutory and contractual requirements and what specific measures shall constitute an acceptable P.A.A.

E.   Implementation of P.A.A.
     ------------------------

     During the Term of the Contract, the Contractor shall successfully implement the P.A.A. approved by the Office.

F.   Board of Review
     ---------------

     If, in the opinion of the Office the Contractor has breached any of the requirements of paragraphs 36 or 37 hereof it may seek to have the Contractor declared in default by the Board of Review as provided elsewhere herein. (Rev. 8/84)

     For further information concerning these rules, regulations or procedures, contractors may consult with the Office of Equal Opportunity of the Board.

39.  MacBride Principles Provisions for Board of Education Contractors
     -----------------------------------------------------------------

                         ARTICLE I. MACBRIDE PRINCIPLES

                                     PART A

     In accordance with section 6-115.1 of the Administrative Code of the City of New York, the Contractor stipulates that such Contractor and any individual or legal entity in which the Contractor holds a ten percent or greater ownership interest and any individual or legal entity that holds a ten percent or greater ownership interest in the Contract either (a) have no business operations in Northern Ireland, or (b) shall take lawful steps in good faith to conduct any business operations they have in Northern Ireland in accordance with the MacBride Principles, and shall permit independent monitoring of their compliance with such principles.

                                     PART B

     For purposes of this section, the following terms shall have the following meanings:

     "MacBride   Principles"   shall   mean   those   principles   relating   to
     nondiscrimination in employment and freedom of workplace opportunity which require employers doing business in Northern Ireland to:

     (1) increase the representation of individuals from underrepresented religious groups in the work force, including managerial, supervisory, administrative, clerical and technical jobs;

     (2) take steps to promote adequate security for the protection of employees from underrepresented religious groups both at the workplace and while traveling to and from work;

     (3)  ban provocative religious or political emblems from the workplace;

     (4) publicly advertise all job openings and make special recruitment efforts to attract applicants from underrepresented religious groups;

     (5) establish layoff, recall and termination procedures which do not in practice favor a particular religious group;

     (6)  abolish  all  job   reservations,   apprenticeship   restrictions  and
          different employment criteria which discriminate on the basis of religion;

     (7) develop training programs that will prepare substantial numbers of current employees from underrepresented religious groups for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade and improve the skills of workers from underrepresented religious groups;

     (8)  establish   procedures  to  assess,   identify  and  actively  recruit
          employees from underrepresented religious groups with potential for further advancement; and

     (9) appoint a senior management staff member to oversee affirmative action efforts and develop a timetable to ensure their full implementation.

                      ARTICLE II. ENFORCEMENT OF ARTICLE I.

     The Contractor agrees that the covenants and representations in Article I above are material conditions to this Contract. In the event the contracting entity receives information that the Contractor who made the stipulation required by this section is in violation thereof, the contracting entity shall review such information and give the Contractor an opportunity to respond. If the contracting entity finds that a violation has occurred, the entity shall have the right to declare the Contractor in default and/or terminate this contract for cause and procure the supplies, services or work from another source in any manner the entity deems proper. In the event of such termination, the Contractor shall pay to the entity, or the entity in its sole discretion may withhold from any amounts otherwise payable to the Contractor, the difference between the contract price for the uncompleted portion of this contract and the cost to the contracting entity of completing performance of this contract either itself or by engaging another contractor or contractors. In the case of a requirements contract, the Contractor shall be liable for such difference in price for the entire amount of supplies required by the contracting entity for the uncompleted term of its contract. In the case of a construction contract, the contracting entity shall also have the fight to hold the Contractor in partial or total default in accordance with the default provisions of this Contract, and/or may seek debarment or suspension of the Contractor. The rights and remedies of the entity hereunder shall be in addition to, and not in lieu of, any rights and remedies the entity has pursuant to this Contract or by operation of law. (8/92)

40.  Set-Off Rights
     --------------

     The Board shall have all of its common law, equitable and statutory rights of set-off. These rights shall include, but not be limited to, the Board's option to withhold for the purposes of set-off any moneys due and owing to the Board with regard to this Agreement, any other agreement with the Board, including any agreement for a term commencing prior to the term of this Agreement, plus any amounts due and owing to the Board for any other reason. The Board shall exercise its set-off rights in accordance with normal Board practices including, in cases of set-off pursuant to an audit, the finalization of such audit by the Board, its representatives, or the State or City Comptroller. (1/95)

41.  Non-Collusive Bidding
     ---------------------

     If this Agreement was awarded by the Board based upon the submission of bids or proposals, Contractor warrants under penalty of perjury, that its bid or price quotation was arrived at independently and without collusion aimed at restricting competition. (10/92)

42.  Non-Bidders Provision: Burma
     ----------------------------

                                    ARTICLE I

                                     PART A

     In accordance with Section 6-115 of the Administrative Code of the City of New York, the Contractor hereby covenants and represents:

     (1) That the Contractor and its affiliates shall not during the term of this contract sell or agree to sell goods or services directly to Burma, the Government of Burma, or to any entity owned or controlled by the Government of Burma;

     (2) In the case of a contract to supply goods, that none of the goods to be supplied to the City originated in Burma;

     (3) That the Contractor and its affiliates do not do business in Burma or that the Contractor and its affiliates are actively engaged in the withdrawal of their operations from Burma and will have completed such withdrawal within six months, provided, however, that if the Contractor and its affiliates have withdrawn or are so engaged in withdrawing their operations from Burma and maintain a presence in
          Burma after such six month period solely for the purpose of liquidating their business, they shall not be ineligible for that reason to make the certification provided for in this Part;

     (4) That, except as provided in section 6 of this Part, the Contractor shall not make new investments in Burma, and that if at any time during the course of the contract the Contractor acquires an entity which is doing business in Burma, the Contractor shall initiate withdrawal of its acquisition's operations from Burma;

     (5) That, except as provided in section 6 of this Part, the Contractor shall not enter into any new agreement with a Burmese entity allowing the use of its trademark, copyright or patent by such entity; furthermore, that it does not provide goods or services to any Burmese entity pursuant to any non-equity agreement;

     (6) That the provisions of sections 4 and 5 concerning investments, agreements concerning trademarks, copyrights and patents, any non-equity agreements shall not apply to ownership of or agreements with entities whose presence in Burma is for the following purposes:
          (i) the activities of religious, educational or charitable organizations; (ii) activities intended to promote the exchange of information, including the publication or sale of newspapers, magazines, books, films, television programming, photographs, microfilm, microfiche and similar materials; (iii) the gathering or dissemination of information by news media organizations; and (iv) the providing of telecommunications and mail services not involving the sale or leasing of equipment;

                                     PART B

     The following  provision  applies only to contracts for the supply of motor
     vehicles,  heavy  equipment,   electronic  data  processing  equipment  and
     software, copying machines and petroleum products:

     In order for the Contractor to be eligible to sign this rider, the Contractor must either certify or provide a certification to the Department from the manufacturer or refiner of the product to be supplied to the City that such manufacturer or refiner and its affiliates are in compliance with the terms set forth in Article I and II of this rider. Any such Contractor who signs this rider shall be deemed to be certifying with respect to such supplier or refiner unless such Contractor attaches to the contract a separate copy of this rider signed by such manufacturer or refiner. For the purposes of the certification made by or with respect to such refiner or manufacturer, the term "Contractor" as used in Articles I and II shall be deemed to refer to such manufacturer or refiner.

                                     PART C

     For purposes of this provision, the following terms shall have the following meanings:

     (1) An entity shall be considered to have "withdrawn its operations from Burma" if:

          (a) it does maintain any office, plant or employee in Burma other than for the following purposes: (i) the activities of religious, educational or charitable organizations; (ii) activities intended to promote the newspapers, magazines, books, films, television programming, photographs, microfilm, microfiche, and similar materials; (iii) the gathering or dissemination of information by news media organizations; and (iv) the providing of telecommunications and mail services not involving the sale of leasing of equipment;

          (b)  it has no investments in Burma; and

          (c) it does not provide goods or services to any Burmese entity pursuant to any non-equity agreement.

     (2) "Affiliates" of a Contractor shall mean the parent company of the Contractor, and any subsidiaries of the parent company, and any subsidiaries of the Contractor.

     (3) "Parent company" shall mean an entity that directly controls the Contractor.

     (4) "Subsidiary" shall mean an entity that is controlled directly, or indirectly through one or more intermediaries, by a Contractor or the Contractor's parent company.

     (5) "Control" shall mean holding five percent or more of the outstanding voting securities of a corporation, or having an interest of five percent or more in any other entity.

     (6)  "Entity"  shall  mean  a  partnership,   association,  joint  venture,
          company, corporation or any other form of doing business.

     (7) "Burmese entity" shall mean an entity organized in Burma, or a branch or office in Burma of an entity which is domiciled or organized outside Burma.

     (8) "Investment" shall mean the beneficial ownership or control of a controlling interest in a Burmese entity, but shall not include the purchase of securities of a Burmese entity for a customer's account.

     (9) "Non-equity agreement" shall mean a license, franchise, distribution or other written agreement pursuant to which an entity provides management, maintenance, or training services directly to a Burmese entity, or supplies goods directly to a Burmese entity for distribution by such Burmese entity, or for use as component parts in the manufacture of other goods by such Burmese entity. In addition, a "non-equity agreement" shall mean an original equipment manufacturer agreement ("O.E.M. agreement") for equipment sole by a manufacturer of computers, copiers, or telecommunications equipment, which provides for or authorizes the sale of such equipment, alone or as part of a finished product, to a Burmese entity.

            ARTICLE II: PROVISIONS RE: SECTION 138 OF THE CUSTOMS AND
                                TRADE ACT OF 1990

     The Contractor hereby covenants and represents that it and its affiliates have not within the twelve months prior to the award of such contract violated, and shall not during the period of this contract violate, the provisions of any sanctions imposed pursuant to Section 138 of the Customs and Trade Act of 1990 respecting business activity in Burma.

                  ARTICLE III: ENFORCEMENT OF ARTICLES I AND II

     A.   The  Contractor  agrees  that the  covenants  and  representations  in
          Article I above are material conditions of this contract. In the event the Department receives information that the Contractor, or a manufacturer or refiner subject to such provisions in accordance with Part B of Article I, is in violation of the provisions of such Article, the Department shall review such information and give the Contractor and any such manufacturer or refiner an opportunity to respond. If the Department finds that a violation has occurred, the Department shall have the right to terminate this contract and procure the supplies, services or work from another source in any manner the Department deems proper. In the event of such termination, the Contractor shall pay to the Department, or the Department in its sole discretion may withhold from any amounts otherwise payable to the
          Contractor the difference between the contract price for the uncompleted portion of this contract and the cost to the Department of completing performance of this contract either itself or by engaging another contractor or contractors. In the case of a requirements contract, the Contractor shall be liable for such difference in price for the entire amount of supplies required by the Department for the uncompleted term of this contract. In the case of a construction contract, the Department shall also have the right to hold the Contractor in partial or total default in accordance with the default provisions of this contract. The rights and remedies of the Department hereunder shall be in addition to, and not in lieu of, any rights and remedies the Department has pursuant to this contract or by operation of law.

     B. Upon a final determination by the United States Department of Commerce or any other agency of the United States or a court that the Contractor or a manufacturer or refiner subject to the provisions of
          Article II pursuant to the provisions of Part B of Article I, or any affiliate of the Contractor or such a manufacturer or refiner, has violated any provision of any sanctions imposed under Section 138 of the Customs and Trade Act of 1990 respecting business activity in Burma, the Department shall have the right to terminate this contract and procure the supplies, services or work from another source in any manner the Department deems proper. In the event of such termination, the Contractor shall pay to the Department, or the Department in its sole discretion may withhold from any amounts otherwise payable to the Contractor the difference between the contract price for the uncompleted portion of this contract and the cost to the Department of completing performance of this contract either itself or by engaging another contractor or contractors. In the case of a requirements contract, the Contractor shall be liable for the difference in price for the entire amount of supplies required by the Department for the uncompleted term of this Contract. In the case of a construction contract, the Department shall also have the right to hold the Contractor in partial or total default in accordance with the default provisions of this contract. The rights and remedies of the Department hereunder shall be in addition to, and not in lieu of, any rights and remedies the Department has pursuant to this contract or by operation of law. (11/13/97)

43.  Year 2000 Compliance Required
     -----------------------------

     Year 2000 compliant means information technology that accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations. Furthermore, Year 2000 compliant information technology, when used in combination with other information technology, shall accurately process date/time data if the other information technology properly exchanges date/time data with it.

     A. All computer technology provided by Contractor containing or calling on a calendar function including, without limitation, any function indexed to a CPU clock, and any function providing specific dates or days, or calculating spans of dates or days, shall record, store, process, provide and, where appropriate, insert, true and accurate dates and calculations for dates and spans including and following January 1, 2000. As part of its maintenance obligations Contractor shall consult with the Board to assure that such technology will (i) have no lesser functionality with respect to records containing dates both, or either, before or after January 1, 2000 than heretofore with respect to dates prior to January 1, 2000 and (ii) be interoperable with other technology used by the Board which may deliver records, receive records from or otherwise interact with such technology in the course of the Board's data processing.

     B. All technology heretofore provided or specified to the Board by Contractor whether hereunder or under separate agreement, if not currently capable of using or rendering date or time sensitive data or supporting interoperability in the manner described in subsection (a) above, but still under maintenance, shall be modified or replaced by Contractor with technology which provided all existing functionality and is so capable, by a date no later than September 30,1998 without incremental charge therefor. (1/12/98)

44.  Fair and Ethical Business Practices
     -----------------------------------

     A. Fair and Ethical Business Practices shall be strictly adhered to during the term of this Agreement. During the term of this Agreement, Contractor shall not:

         (1)   File with a government office or employee,  a written  instrument
               which   intentionally   contains  a  false   statement  or  false
               information;

         (2)   Intentionally falsify business records;

         (3) Give, or offer to give, money, gifts or anything of value or any other benefit to a labor official or public servant with intent to influence that labor official or public servant with respect to any of his or her official acts, duties or decisions as a labor official or public servant;

         (4) Give or offer to give, money, gifts or anything of value or any other benefit to a labor official or public servant for any reason;

         (5) Give, or offer to give, money, gifts or other benefit(s) to an official or employee of a private business with intent to induce that official or employee to engage in unethical or illegal business practices;

         (6) Knowingly participate in the criminal activities of any organized crime group, syndicate or "family," nor shall any person employed by or associated with any such organized crime "family," syndicate or group participate through criminal means in any of the business affairs of Contractor.

     B. Contractor certifies throughout the term of this Agreement, that there have been no changes in circumstances, conditions or status of Contractor's qualification(s) as reflected in Contractor Questionnaire or other such documents submitted to the Board. Any change in the information provided by Contractor in its questionnaire currently on file with the Board must be immediately reported to the Board. In addition, Contractor shall immediately notify the Board of any of the following events if it becomes known that any director, partner, officer, member or employee of Contractor, or any shareholder owning 5% of more of Contractor's membership interests:

          (1) is the subject of investigation involving any violation of criminal law or other federal, state or local law or regulation by any governmental agency; or

          (2) is arrested, indicted or named as an unindicted co-conspirator in any indictment or other accusatory instrument; or

          (3) is convicted of any felony under state or federal law and/or any misdemeanor involving a business-related crime. (10/8/98)

               BOARD OF EDUCATION - DIVISION OF SCHOOL FACILITIES

                            RS - 29 FORM OF CONTRACT
                            ------------------------
                                                                    ATTACHMENT E

                             THE BOARD OF EDUCATION
                             OF THE CITY OF NEW YORK

                          REQUIREMENT/SERVICE CONTRACT
                                       For

all the work to be performed at_________________________________________________

in accordance with Specification #______________________________________________


THIS AGREEMENT, made and entered into the _____day of _______________, in the year nineteen hundred and __________________________________

                                     BETWEEN

                 THE BOARD OF EDUCATION OF THE CITY OF NEW YORK,
                             party of the first part

                                AND (CORPORATION)

________________________________________________________________________________
a corporation organized and existing under the laws of the State of ____________ and licensed to do business in the State of New York

                                OR (PARTNERSHIP)

______________________________________ AND _____________________________________
co-partners doing business under the form name and style of

________________________________________________________________________________

                                 OR (INDIVIDUAL)

________________________________________________________________________________
doing business under the assumed name and style of


________________________________________________________________________________

                            party of the second part.



Revised November 1, 1996               -1-                      RS-29

                                   WITNESSETH

That pursuant to all State and local Laws and all By Laws, resolutions, rules and regulations of THE BOARD and THE CITY and its various departments, applicable to this contract, and in consideration of the agreements hereinafter undertaken by each of the parties hereto with the other, the parties hereto, do hereby covenant and agree for their respective successors and legal representatives as follows:

                                   DEFINITIONS
                                   -----------

ARTICLE 1. The following  words and expressions or pronouns used in their stead,
---------
shall wherever they appear in this contract be construed as follows unless a different meaning is clear from the context:

(a) "THE BOARD" means the Board of Education of the City of New York and the party of the first part to this Contract.

(b)  "THE CONTRACTOR" means the party of the second part to this Contract.

(c) "THE DIRECTOR" means the Director of the Division of School Facilities, or other person delegated by The Chancellor to supervise the work of this Contract.

(d) "THE CONTRACT COMPLIANCE OFFICER" means the person delegated by the Board of Education to administer the implementation of Article 64.

(e)  "THE CITY" means the City of New York.

(f) "THE COMPTROLLER" and "THE TREASURER" means the Comptroller and the Treasurer of the City of New York, respectively.

(g) "OTHER CONTRACTOR" means any contractor (other than the party of the second part of this Contract) who has a contract with THE BOARD for work on the building or site.

(h)  "THE   CHANCELLOR",    "THE   SECRETARY",    "ASSISTANT   SECRETARY",   and
     "ADMINISTRATOR OF BUSINESS AFFAIRS" means the following officers and employees of THE BOARD, respectively: the Chancellor, the Secretary, Assistant Secretary and Administrator of Business Affairs.

(i) "APPROVED," "DIRECTED," "DEEMED NECESSARY" unless otherwise expressed means approved, directed or deemed necessary, as the case may be, by THE DIRECTOR.

(j) "DRAWINGS" means the contract drawings of this work and all detail drawings furnished by THE DIRECTOR pertinent or supplemental thereto.



Revised November 1, 1996             -2-                            RS-29

(k) "WORK" or "WORKS" means all labor, materials, equipment, matters and things herein agreed to be furnished or done by or on the part of THE CONTRACTOR.

(l) "MATERIALS" means all material of any kind, nature and class as may be specified which becomes a part of or is used in the performance of the work together with all manufactured or prepared materials, articles, accessories, appliances, appurtenances and parts used therein or placed thereon.

(m) "COMPLETION" means full and complete compliance with every requirement of the contract as attested by THE DIRECTOR.

(n) "SPECIFICATIONS" means the combined Instructions to Bidders, Standard and Schedule Specification and amendments thereto and all the directions and requirements applying to the work as hereinafter detailed and designated under specifications. The Standard Specifications are set forth in a document separate and apart from the document which includes the Schedule Specifications.

(o)  "CONTRACT", as defined in Article 8.

ARTICLE 2.     The  residence  or place of business  given in the bid upon which
---------
this contract is founded is hereby designated as the place where all notices, letters and other communications addressed to THE CONTRACTOR shall be served, mailed or delivered. Any notice, letter or other communication addressed to THE CONTRACTOR and delivered at the above-named place, or deposited in a post-paid wrapper in any post-office box regularly maintained or authorized by the post office, shall be deemed sufficient service thereof upon and notice to THE CONTRACTOR. The place named may be changed at any time by an instrument in writing, executed and acknowledged by THE CONTRACTOR and delivered to THE
DIRECTOR. Nothing herein contained shall be deemed to preclude or render inoperative the service of any notice, letter or other communication upon THE CONTRACTOR personally.

ARTICLE 2A.    This  written  agreement  contains  all the terms and  conditions
----------
agreed upon by the parties hereto, and no other agreement, oral or otherwise, regarding the subject matter of this agreement shall be deemed to exist or to bind any of the parties hereto, or to vary any of the terms contained herein.

                                      SCOPE
                                      -----

ARTICLE 3.     THE CONTRACTOR shall and will, well and sufficiently, furnish and
---------
provide all the work and materials necessary or proper in, toward, or about the said contract according to the several plans and drawings prepared therefor, and the specifications, amendments and addenda herein contained or hereunto annexed, and such other work and materials as may be necessary or as are usually performed and furnished in connection with the above-mentioned work, so as to finish said work in a first class workmanlike manner, complete and perfect in


Revised November 1, 1996               -3-                          RS-29
every respect, to the satisfaction of THE DIRECTOR and THE BOARD, for the sum herein agreed to be paid at the times and in the manner herein specified.

ARTICLE 4.     THE CONTRACTOR shall provide and furnish, at THE CONTRACTOR's own
---------
cost and expense, any and all manner of materials, equipment, labor, scaffolding, tools, implements, molds, models, and cartage of every description necessary or proper to or for the due and faithful performance of said work, and the true and faithful execution of this contract.

ARTICLE 5.     THE CONTRACTOR shall not have work performed, nor shall he employ
---------
labor or means, in the carrying out of this contract that would in any way cause or result in a suspension, or delay of, or strike upon the work to be performed hereunder of any of the trades working in or about the premises herein described, or in or about any other building of THE BOARD or working upon any of the premises of THE CITY.

ARTICLE 6.     THE DIRECTOR  shall in all cases  determine the amount,  quality,
---------
acceptability and fitness of the several kinds of work and materials performed and delivered, which are to be paid for under this contract, and he shall determine all questions in relation to the work and the methods to be adopted and shall in all cases determine every question which may arise relative to the fulfillment of this contract, and his estimate and decision shall be final, conclusive and binding upon THE CONTRACTOR. THE DIRECTOR may delegate, in writing, powers to the Director of the Office of Plant Operation, Engineering & Maintenance, or the Deputy Director for Maintenance, or any area manager of the said Office. THE DIRECTOR may delegate powers to inspectors or other employees of THE BOARD, but no decision or statement made by such inspector or other employee affecting the extent of the work of this contract or the price to be paid therefor, or the terms of the contract, shall be authoritative unless issued in writing by THE DIRECTOR or by THE BOARD.

ARTICLE 7.     If before the final  completion of all the work of this contract,
---------
it is deemed necessary by THE BOARD to take over, use, occupy or operate any part of the completed or partly completed work, THE BOARD shall have the right to do so and THE CONTRACTOR will not in any way interfere with or object to the use, occupation or operation of such work by THE BOARD.

                           DRAWINGS AND SPECIFICATIONS
                           ---------------------------

ARTICLE 8.     The  materials  and labor to be furnished  shall in every respect
---------
conform strictly to the specifications, amendments and addenda herein contained or hereto annexed and to the plans and drawings herein mentioned, all of which, together with the advertisement for bids for this contract, the Instructions to Bidders, and the bid for the work herein contracted for including any and all additions to and modifications in any of the same issued and approved by THE BOARD, are hereby declared to form and hereby made part of this contract.


Revised November 1, 1996               -4-                          RS-29

ARTICLE 9.     The plans, drawings and specifications hereinbefore mentioned are
---------
intended to be fully inclusive and co-extensive, so that any matter or thing contained in and shown by one and not by the other shall be of the same effect as if contained in and shown by all, and shall be performed and furnished by THE CONTRACTOR without any extra charge, claim or demand whatsoever.

ARTICLE 10.    THE  CONTRACTOR  shall finish and fully complete the whole of the
----------
work in a manner described and shown in said specifications and by said plans and drawings and in accordance with such supplemental detail drawings as the specifications may require THE CONTRACTOR to furnish, when same have been duly approved by THE DIRECTOR, and in accordance with such further details and instructions as the said Director may from time to time furnish or issue for the purpose of insuring the thorough completion of the work in the most efficient manner.

ARTICLE 11.    Wherever  any article or any class of  materials  is specified by
----------
the trade name or the name of any particular patentee, manufacturer or dealer, or by reference to the catalogue of any such manufacturer or dealer, it shall be taken as intended to mean and specify the articles or materials described or any other equal thereto in quality, finish and durability, and equally as serviceable for the purpose for which it is or they are intended, as may be judged and determined by THE DIRECTOR.

                             DELIVERY OF COMPLETION
                             ----------------------

ARTICLE 12.    The Contractor shall deliver the supplies and services called for
----------
in the specifications within the period of the contract and within the delivery time specified on the order or written request, which delivery shall be in accordance with the terms of the contract, the specifications or instructions to bidders.

ARTICLE 13.    If separate  contracts shall be awarded to different  contractors
----------
for furnishing materials or performing work on one building project, each contractor must begin work when the site, building or location is ready for his work to proceed and he must coordinate his work with that of other contractors and must carry on his work in such order and manner and at such times so that the entire work of all contractors may be completed within the time specified.

ARTICLE 14.    When THE CONTRACTOR  has been delayed and cannot,  in the opinion
----------
of THE DIRECTOR, make up for such delay by speedier work, THE CONTRACTOR may be granted an extension of time, as determined by THE BOARD, for the time that he was actually and necessarily delayed by one of the following causes:

(a) Any act or omission of THE CITY or THE BOARD; or for the reason that THE CITY or THE BOARD does not own or has not obtained possession of, or the right to enter upon the land upon which the work is to be performed; or by action of THE BOARD suspending part of the work specified, should THE BOARD deem it necessary to do further work in or about the premises than is provided in this contract.


Revised November 1, 1996               -5-                          RS-29

(b) Act or omissions of other contractors, other than necessary normal interruptions, as described in Article 15.

(c) Labor strikes not caused or instituted or provoked by THE CONTRACTOR or by any of his subcontractors, agents or representatives.

(d) Emergency conditions delaying or making performance temporarily impossible or illegal.

(e) Abnormal weather as will be more particularly set forth in the second and third paragraph of Article 15.

ARTICLE 15.    If other  contracts are entered into by THE BOARD for performance
----------
of other work on the site of this contract, THE CONTRACTOR will not be entitled to any extension of time because of the necessary suspensions of and normal interruptions to his work, required to enable the other contractors to perform their work on the site, as such interruptions to or suspensions of his work were taken into consideration in fixing the time for completion.

In fixing the time for completion, proper consideration was given to delays occasioned by a reasonable or normal amount of adverse weather.

However, THE CONTRACTOR may submit for consideration of THE BOARD a request for extension of time based on excessive delays or interruptions in his work due to other contractors or abnormal weather, but such requests will not be considered unless THE CONTRACTOR submits complete data, which shall include the status of the work when the claimed delays occurred, the reason for this delay, proof as to what extent the entire job was held up by each particular delay, and, if weather conditions are involved, data from the U.S. Weather Bureau for current and past years showing recorded weather conditions.

ARTICLE 16.    THE CONTRACTOR  agrees to make no claim for damages for the delay
----------
in the performance of this contract occasioned by any act or omission to act of THE BOARD, THE CITY, or any of their representatives, and agrees that any such claim shall be fully compensated for by an extension of time to complete performance of the work as provided herein.

Neither an extension of time for any reason beyond the date fixed herein for the completion of the contract, nor the delivery and acceptance of any articles or materials, nor the performance of any work called for by this contract after the date aforesaid or after the date fixed by any extension of time for completion of the work hereunder shall be deemed a waiver by THE BOARD of the right to abrogate this contract for abandonment or delay, or of the right to enforce the other provisions of this contract, and such extension shall not be deemed an admission by THE BOARD or by THE CITY that either was responsible for any delay whatever.


Revised November 1, 1996               -6-                          RS-29

                                DAMAGES FOR DELAY
                                -----------------

ARTICLE 17.    If provided  for in the  specifications,  liquidated  damages for
----------
failure to begin or to complete the work in compliance with the terms of this Agreement shall be assessed against the Contractor in accordance with said provisions. In view of the difficulty of accurately ascertaining the loss which The Board of Education will suffer because of failure to perform and/or complete the work of this contract, liquidated damages, in the amount set forth in the specifications, are fixed and agreed upon as such liquidated damages and not as a penalty.

The Board and the Comptroller will deduct and retain out of the monies which may become due under this contract the amount of any such liquidated damages. In case the amount which may become due is less than the damage suffered by the Board, the Contractor will be liable to pay the difference upon demand by the Board.

Liquidated  damages received  hereunder are not intended to be nor shall they be
treated  as  either  a  partial  or  full  waiver  of  the   Board's   right  to
indemnification or to any other remedy provided for by the contract or by law.

Liquidated damages for failure to commence the work at the time specified in each proceed order, or for failure to complete the work within the time specified in each proceed order, if the unit does not function properly after repair, it will be considered that the CONTRACTOR did not complete the work within the time specified or for delay of the completion of the work as described in the proceed order, shall be in an amount of no less than 5% of the value of the proceed order per day.

ARTICLE 18.    (No Text)
----------

ARTICLE 19.    (No Text)
----------

ARTICLE 20.    (No Text)
----------

                                     DEFAULT
                                     -------

ARTICLE 21.    THE BOARD  shall  have the right to  declare  THE  CONTRACTOR  in
----------
default on the whole or any part of the work

1. if THE CONTRACTOR becomes insolvent; or if THE CONTRACTOR makes an assignment for the benefit of creditors pursuant to the Statutes of the State of New York; or in a voluntary or involuntary petition in bankruptcy be filed by or against THE CONTRACTOR; or if a receiver or receivers are appointed to take care of THE CONTRACTOR's property or affairs; or

2. if THE CONTRACTOR sublets, assigns, transfers, conveys or otherwise disposes of this contract other than as herein specified; or


Revised November 1, 1996               -7-                          RS-29

3. if THE CONTRACTOR fails to commence work when notified to do so by THE DIRECTOR or if THE CONTRACTOR shall abandon the work; or if THE CONTRACTOR refuses to proceed with the work when and as directed by THE DIRECTOR; or

4. if at any time THE DIRECTOR is of the opinion and shall so certify in writing to THE BOARD that

     (a) THE CONTRACTOR is or has been willfully or in bad faith violating any of the provisions of this contract, or that

     (b) the work is not or cannot be substantially completed within the time herein provided therefor; provided, however, that the possibility of timely completion is, in THE DIRECTOR's opinion, attributable to conditions within THE CONTRACTOR's control, or that

     (c) THE CONTRACTOR has not maintained a working force sufficient to complete the work within the contract time, or to complete the entire contract within a reasonable time thereafter, and has failed to increase his force when ordered to do so by THE DIRECTOR.

     (d) THE CONTRACTOR is or has been unnecessarily or unreasonably or willfully delaying the performance and completion of the work, or the award of necessary subcontracts, or the placing of necessary material and equipment orders.

ARTICLE 22.    THE BOARD will declare THE  CONTRACTOR to be in default under the
----------
provisions of Article 21 by having served upon THE CONTRACTOR a notice from the Secretary of THE BOARD signed by the Secretary or Assistant Secretary indicating that THE CONTRACTOR has been declared in default by the Board of Review acting for the Chancellor under delegation of authority. THE BOARD shall thereupon have the power to take immediate possession of and use such materials, molds, models, centers, scaffolding, planks, horses, derricks, tackle, tools, implements, power plants as may be found upon the premises and line of work and the same shall not be removed so long as the same may be needed for the work.

Upon a finding of default in violation of this contract by the Board of Education's Board of Review, the contractor shall be deemed not responsible and disqualified from bidding for a period of four years, unless in such finding of default, a lesser penalty is imposed by reason of mitigating circumstances.

ARTICLE 23.    In case THE BOARD shall declare THE CONTRACTOR in default as to a
----------
part of the work only, THE CONTRACTOR shall discontinue such part and shall in no wise hinder or interfere with any other contractors or persons whom THE BOARD may engage to complete such part of the work. THE CONTRACTOR shall continue performing the remainder of the work in conformity with the terms of the contract.

All provisions of this contract  relating to declaring THE CONTRACTOR in default


Revised November 1, 1996               -8-                          RS-29
as to the entire work shall be equally applicable to a declaration of partial default, except that THE BOARD shall be entitled to utilize for completing such part of the work only the plant, materials, equipment, tools and supplies used or intended to be used by THE CONTRACTOR on such part.

ARTICLE 24.    The BOARD, after declaring THE CONTRACTOR in default,  may direct
----------
The CONTRACTOR's surety, if there be one, to complete the contract in accordance with the terms of the Performance Bond. If the surety shall fail to complete the contract, or if there be no Surety required under the terms of the specification, The Board may have the work completed by such means and in such manner, by contract with or without public letting, or otherwise, utilizing for such purpose such of the plant, materials, equipment tools and supplies remaining on the site, as it may deem advisable.

ARTICLE 25.    (No Text)
----------

ARTICLE 26.    The expense of such completion,  as so certified by THE DIRECTOR,
----------
shall be charged against and deducted out of such monies as would have been payable to THE CONTRACTOR if he had completed the work; the balance of such monies, if any, subject to the other provisions of this contract, to be paid to THE CONTRACTOR without interest after such completion. Should the expense of such completion, so certified by THE DIRECTOR, exceed the total sum which would have been payable under the contract if the same had been completed by THE CONTRACTOR, any such excess shall be paid by THE CONTRACTOR to THE BOARD. Any such excess may also be deducted from monies due to the contractor on any other Board contracts.

                        INSPECTION, IMPROPER WORK, ETC.
                        ------------------------------

ARTICLE 27.    The work, materials, supplies, and services hereby required shall
----------
be performed and furnished according to the directions and under the supervision of The Director, subject to the provisions herein contained. Every member of The Board, the representative of The Comptroller and of the Commissioner of Investigation of The City, shall have a right at all times to visit and inspect the said work during the progress thereof.

ARTICLE 28.    THE  DIRECTOR may condemn and reject any of the work or materials
----------
found by him to be improperly performed or furnished under this contract, and require the same to be taken down and removed from the premises, and other proper work and materials to be performed and furnished instead thereof, by or at the expense of THE CONTRACTOR.


Revised November 1, 1996               -9-                          RS-29

ARTICLE 28A.   POOR PERFORMANCE PROVISION
-----------    --------------------------
                         MID-POINT AND FINAL EVALUATIONS
                         -------------------------------
                              Mid-Point Evaluation
                              --------------------
The performance by the Contractor of the specifications, scope of work etc., of this contract will be evaluated on behalf of the Board by the Field Inspector assigned to monitor the project. All projects will be evaluated at project
                                   ---------------------------------------------
mid-point,  and at final completion  (punch list items completed) or at the time
--------------------------------------------------------------------------------
the Contractor was required to finally complete the project.  An  unsatisfactory
-----------------------------------------------------------
or marginal rating on the written evaluation form will be submitted to the Contractor for response.

If, after reviewing the Contractor's response (if any) to an unsatisfactory or marginal rating on the written evaluation form, it is the judgment of the Field Inspector's supervisor that the Contractor's performance is not in compliance with the requirements of the contract, he/she will issue a written "Warning of Poor Performance" to the Contractor.

                                Final Evaluation
                                ----------------
Within thirty (30) days after final completion of the work or the time within which the Contractor was required to finally complete the work, performance by the Contractor of the specifications, scope of work, etc., of this Contract will be evaluated on behalf of the Board by the Field Inspector assigned to monitor the project. An unsatisfactory or marginal rating on the written evaluation form will be submitted to the Contractor for response.

If, after reviewing the response (if any) to an unsatisfactory or marginal rating, it is the judgment of the Field Inspector's supervisor that the Contractor's performance is not in compliance with the requirements of the contract, he/she shall advise the Board's Chief Executive for School Facilities of such fact, with recommendations.

If, after his/her review of the evaluation(s) and recommendation(s) of the Field Inspector and his/her supervisor, and the response, if any, of the Contractor, it shall be the determination of the Chief Executive that the Contractor's performance is not in compliance with the requirements of the contract, he/she shall advise the Contractor in writing that it has been determined to be a Poor Performer, and will be barred from bidding for a period of up to two (2) years from the Contractor' s receipt of notice of the determination.

Notwithstanding any other provision of this contract, a project having reached substantial completion shall not affect the operation of this provision, i.e., the Contractor may achieve substantial completion and be determined a poor performer hereunder.

The Contractor shall have the right to appeal the determination of the Chief Executive that it is a Poor Performer at a hearing before the Chancellor's Board of Review. The Contractor must request this hearing within five (5) business


Revised November 1, 1996               -10-                          RS-29
days  of  receiving  the  Determination  of  Poor  Performance  from  the  Chief
Executive.

The opportunity for the Contractor to appeal the Determination of Poor Performance to the Board of Review should be made with the understanding that the following result(s) may occur:

a. If the Board of Review accepts the Contractor's appeal and agrees with the Contractor, the Determination of Poor Performance will be rescinded.

b. If the Board of Review agrees with the Chief Executive's determination, it will issue a Board of Review decision that may, consistent with the Bylaws of the Board of Education, bar the Contractor from bidding for a period of up to two (2) years, unless in connection with its findings, a lesser penalty is imposed by reason of mitigating circumstances.

ARTICLE  29.   In case THE  CONTRACTOR  shall at any time, in the opinion of THE
-----------
DIRECTOR, neglect to faithfully carry on and perform any portion of the work required by this contract, whereby safety and proper construction may be endangered or which may not be subsequently rectified, or whereby damage and injury may result to life and property, or either, then and in every such case THE DIRECTOR shall have the right forthwith and without notice to THE CONTRACTOR to enter into and upon the work, and to make good any and all imperfect work and materials and deficiencies arising by reason of such neglect. The expense and cost thereof shall be charged against THE CONTRACTOR, and may be deducted from any payment or money which may be due or subsequently become due under this contract. The opinion and decision of THE DIRECTOR in all instances which may arise in respect to the aforesaid shall be final, conclusive and binding upon THE CONTRACTOR. No action so taken by THE DIRECTOR shall release THE CONTRACTOR from any and all consequences and damages which may have arisen, or may arise, owing to such neglect, whether willful or by omission; and THE CONTRACTOR covenants and agrees to hold THE CITY and THE BOARD harmless against and from any and all suits at law and all and every claim, damage and loss whatsoever arising therefrom.

ARTICLE 30.    Should THE  CONTRACTOR  fail to commence or perform any work,  or
----------
otherwise fail to carry out any directions consistent with the terms of this contract within three (3) days after written notice from THE DIRECTOR, THE DIRECTOR may have such work done, or materials furnished by others and deduct the cost thereof from the monies due, or to become due under the contract.

ARTICLE 31.    Should The BOARD deem it inexpedient to interrupt the progress of
----------
the work by the removal and replacement of defective or damaged work or materials, or those not in accordance with the plans and specifications, the Board shall have the right to accept the work as furnished and to deduct from the contract price an amount to be determined by The Director to cover the cost of having the defective work or materials removed or replaced, or any omitted work performed or other deviation from contract requirements corrected, by others. The Contractor will provide, furnish and deliver to the Board at his own



Revised November 1, 1996               -11-                          RS-29
cost and expense, at the times and places and in the manner and under the conditions herein contained or hereto attached, the supplies, articles, goods, wares and merchandise or services mentioned and described in the specifications, and will accept as full compensation therefor the sum set opposite the respective items or articles in the specifications herein contained or hereto attached, the said sums being the amounts at which this contract is awarded to the Contractor after the public letting thereof.

ARTICLE 32.    Coordination with other  contractors.  During the progress of the
----------
work, other contractors may be engaged in performing other work or may be awarded other contracts for additional work on this project. In that event, THE CONTRACTOR shall coordinate the work to be done hereunder with the work of such other contractors and THE CONTRACTOR shall fully cooperate with such other contractors and carefully fits its own work to that provided under other contracts as may be directed by THE DIRECTOR. THE CONTRACTOR shall not commit or permit any act which will interfere with the performance of work by any other contractor.

If THE DIRECTOR shall determine that THE CONTRACTOR is failing to coordinate his work with the work of other contractors as THE DIRECTOR has directed, then THE DIRECTOR shall have the right to withhold any payments due hereunder until THE DIRECTOR's directions are complied with by THE CONTRACTOR.

ARTICLE 33.    If THE  CONTRACTOR  notifies THE DIRECTOR in writing that another
----------
contractor on this project is failing to coordinate his work with the work of this contract as directed, THE DIRECTOR must promptly investigate the charge. If he finds it to be true, he must promptly issue such directions to the other contractor with respect thereto as the situation may require. THE BOARD shall not, however, be liable for any damages suffered by this contractor by reason of the other contractor's failure to promptly comply with the directions so issued by THE DIRECTOR, or by reason of another contractor's default in performance, it being understood that THE BOARD does not guarantee the responsibility or continued efficiency of any contractor.

ARTICLE 34.    THE CONTRACTOR  shall  indemnify and hold THE BOARD harmless from
----------
any and all claims or judgment for damages and from costs and expenses to which THE BOARD may be subjected or which it may suffer or incur by reason of THE CONTRACTOR's failure to comply with THE DIRECTOR's directions promptly; and THE COMPTROLLER shall have the right to exercise the powers reserved in Articles 30, 41, 49, 50, and 58 hereof with respect to any claims which may be made for damages due to this contractor's failure to comply with THE DIRECTOR's direction promptly.


ARTICLE 35.    Should  THE  CONTRACTOR  sustain  any damage  through  any act of
----------
omission of any other contractor having a contract with THE BOARD for the performance of work upon the site or of work which may be necessary to be performed for the proper prosecution of the work to be performed hereunder, or through any act or omission of a subcontractor of such contract, THE CONTRACTOR shall have no claim against THE BOARD for such damages, but shall have to


Revised November 1, 1996               -12-                          RS-29
recover such damage from the other contractor under the provision similar to the following provisions which have been or will be inserted in the contracts with such other contractors.

ARTICLE 36.    Should any other contractor  having or who shall hereinafter have
----------
a contract with THE BOARD for the performance of work upon the site sustain any damage through any act or omission of THE CONTRACTOR hereunder or through any act or omission of any subcontractor of THE CONTRACTOR, THE CONTRACTOR agrees to reimburse such other contractor for all such damages and to defend at his own expense any suit based upon such claim and if any judgement or claims against THE BOARD shall be allowed THE CONTRACTOR shall pay or satisfy such judgement or claim and pay all costs and expenses in connection therewith and to indemnify and hold THE BOARD harmless from all such claims.

ARTICLE 37.    THE BOARD's right to indemnification hereunder shall in no way be
----------
diminished, waived or discharged, by its recourse to assessment of liquidated damages as provided in Article 17 or by the exercise of any other remedy provided for by contract or by law.

                  CONTRACTOR'S RESPONSIBILITY, INSURANCE, ETC.
                  --------------------------------------------

ARTICLE 38.    THE  CONTRACTOR  shall at all times be liable for, and  indemnify
----------
and save harmless THE CITY and THE BOARD and their successors in office, against and from any and all claim or damage arising from, upon or by reason of the breach by THE CONTRACTOR of any covenants herein contained.

ARTICLE 39.    (No Text)
----------

ARTICLE 40.    THE  CONTRACTOR  shall  bear and be liable for all loss or damage
----------
which may happen to the said work or materials at any time prior to the completion and acceptance by THE BOARD. THE CONTRACTOR shall and will during the progress of the work protect and secure the said work and materials from damage and injury, and shall and will repair all such damage and injury, if any, and fully complete and deliver said work and materials to THE BOARD within the time herein provided and according to the terms and provisions of this contract. During the performance and up to the date of final acceptance by THE BOARD, THE CONTRACTOR must provide and maintain with companies satisfactory to THE DIRECTOR the following types of insurance:

1. Insurance protecting the work against loss and damage by fire, windstorm hail, explosion, riot attending a strike, civil commotion, aircraft, vehicles, smoke, vandalism and malicious mischief. Such insurance shall be for amounts and for periods satisfactory to THE DIRECTOR, payable, in case of loss to THE BOARD. THE CONTRACTOR shall deliver the policy or policies therefor to THE DIRECTOR. Delivery of such policy, or policies of insurance to THE DIRECTOR shall be a condition precedent to the right of THE CONTRACTOR to demand any payments hereunder. Insurance protecting the work against loss and damage by fire, shall not be required for work not subject to fire loss, such as excavation, grading, paving or demolition.


Revised November 1, 1996               -13-                          RS-29

     Notice of  Cancellation  of  Policy - The  policy  shall not be  cancelled,
     -----------------------------------
     terminated or modified by the company unless thirty (30) days prior written notice is sent by Registered Mail to THE CONTRACTOR and THE DIRECTOR, Division of School Facilities, 28-11 Queens Plaza North, Long Island City, N.Y., 11101; nor shall it be cancelled, terminated, or modified by THE CONTRACTOR without the prior written consent of THE DIRECTOR. Within twenty
     (20) days after receipt of said notice, THE CONTRACTOR shall renew the policy for the duration of the term of the contract including any time extensions granted for the completion of the contract work.

2. Insurance to comply with the Workers Compensation Law. THE CONTRACTOR shall not begin work at, about or upon the property of THE BOARD until he files with THE DIRECTOR a certificate showing compliance with the provisions of said Law. Such insurance shall be kept during the life of said contract. Contractor shall only engage subcontractors who comply with the Worker's Compensation Law.

3. Public (General) Liability Insurance for Bodily Injury and Property Damage to protect THE CONTRACTOR and his subcontractors performing work at the site from claims or damages for bodily injury, including death, as well as from claims for property damage which may arise from operations under the contract whether such operations be by himself or by any subcontractor or any one directly or indirectly employed by either of them.

     Notice of  Cancellation  of  Policy - The  policy  shall not be  cancelled,
     -----------------------------------
     terminated or modified by the company unless thirty (30) days prior written notice is sent by Registered Mail to THE CONTRACTOR and THE DIRECTOR, Division of School Facilities, 28-11 Queens Plaza North, Long Island City, N.Y., 11101; nor shall it be cancelled, terminated, or modified by THE CONTRACTOR without the prior written consent of THE DIRECTOR. Within twenty
     (20) days after receipt of said notice, THE CONTRACTOR shall renew the policy for the duration of the term of the contract including any time extensions granted for the completion of the contract work.

     The minimum dollar limit for Public (General) Liability Insurance for Bodily Injury and Property Damages shall be as stated in the Instructions to Bidders.

4. Owner's (contractors') Protective Liability Insurance Policy for Bodily Injury and Property Damage to protect THE BOARD and THE CITY against claims for bodily injury, including death, and property damage, arising from the operations of THE CONTRACTOR and his subcontractors for the limits of liability specified in the Instructions to Bidders. Such insurance policy shall insure THE BOARD and shall contain by rider annexed to such policies, the following provisions:

     (a) Notice under this policy by the Insurance Company should be addressed to The Secretary of THE BOARD, 110 Livingston St., Brooklyn, N.Y., 11201.


Revised November 1, 1996               -14-                          RS-29

     (b) Notice of accident should be given by the Insured to Insurance Company within sixty (60) days after such claim shall be filed with the said Secretary.

     (c) Notice of claim against the Insured shall be given to the Insurance Company within sixty (60) days after such claim shall be filed with the said secretary.

     (d) The policy shall not be cancelled, terminated or modified by the company unless thirty (30) days prior written notice is sent by Registered Mail to THE CONTRACTOR and THE DIRECTOR, Division of School Facilities, 28-11 Queens Plaza North, Long Island City, N.Y., 11101; nor shall it be cancelled, terminated, or modified by THE CONTRACTOR without the prior written consent of THE DIRECTOR. Within twenty (20) days after receipt of said notice, THE CONTRACTOR shall renew the policy for the duration of the term of the contract including any time extensions granted for the completion of the contract work.

     (e) The presence of engineers or inspectors of THE BOARD or THE CITY on the site of the work performed under the contract with THE CONTRACTOR shall not invalidate the policy of insurance.

     (f) The policy shall not be invalidated by reason of any violation of any of the terms or any of the terms of any policy issued by the Insurance Company to THE CONTRACTOR.

     Insurance Policies and Workers  Compensation  Policies required under Items
     (1) and (2) shall contain by rider annexed to such policies the provisions of(4) (a), (d), (e), and (f).

     All policies of insurance  shall be submitted to THE  DIRECTOR,  Attention:
     Qualification and Insurance Unit, Division of School Facilities, 28-11 Queens Plaza North, Long Island City, N.Y., 11101, for approval, prior to the start of any work.

ARTICLE 41.    (No text)
----------

ARTICLE 42.    If the  persons or  property of others  suffers  loss,  damage or
----------
injury resulting directly or indirectly from the work of THE CONTRACTOR, or his subcontractors, in their performance of this contract, or from his or their failure to comply with any of the provisions of this contract or of law, THE CONTRACTOR shall indemnify and hold THE BOARD and THE CITY harmless from any and all claims and judgments for damages and from costs and expenses to which THE BOARD or THE CITY may be subject or which it may suffer or incur by reason thereof. The provisions of this Article shall not be deemed to create any new right of action in favor of third parties against THE CONTRACTOR, THE BOARD or THE CITY.


ARTICLE 43.    THE CONTRACTOR shall assume all  responsibilities  for any claims
----------
or suits for infringements or on account of any patent rights connected with any or all of the materials, appliances, articles or systems used in the performance of this work, and shall protect THE BOARD and THE CITY and hold them harmless


Revised November 1, 1996               -15-                          RS-29
against any such claims or suits which may be brought before or after the completion of the work.

ARTICLE 43A.   The  requirement  for  insurance  pursuant  to  Article  40 shall
-----------
continue in effect until the completion of all work required under the contract, unless specific consent is given, in writing, to the termination of such insurance.


                                    PAYMENTS
                                    --------

ARTICLE 44.    This  Contract  shall not be binding  or of any force  unless THE
----------
COMPTROLLER shall indorse hereon his certificate that there remains unexpected and unapplied, as provided in Section 93c-3.0 of the Administrative Code of THE CITY, a balance of the appropriation or fund applicable thereto, sufficient to pay the estimated expense of executing this contract as certified by the officers making the same.

ARTICLE 45.    If THE CONTRACTOR  shall well and faithfully  perform and fulfill
----------
this contract and keep every covenant on his part herein contained, THE BOARD will then, but not before, pay to THE CONTRACTOR the sum of

________________________________________________________________________________

________________________________________________________________________________

______________________________ dollars $ _______________________________________

(If contract amount is divisible into separate payments for separate portions, enter the amounts in Article 48.)

ARTICLE 46.    The Board agrees to pay and the Contractor  agrees to accept,  as
----------
full consideration for the complete and satisfactory performance of the services required herein, the amount set forth in the bid.

Payment(s) shall be made after the filing with the Comptroller of voucher(s) for such payment(s). In the event any items in the billing may be questioned or disputed by the DIRECTOR, these items may be deleted from the billing until their resolution and the remainder of the billing shall be processed within the above period(s).

The Contractor shall submit numbered invoices for payment in accordance with the payment schedule established in the specifications. Such invoices shall set forth the services for which payment is requested, and approval thereof by the DIRECTOR shall be a prerequisite to payment.


Revised November 1, 1996               -16-                          RS-29

All pay shall be subject to such provisions for set off as may be set forth in this Agreement and in the Specifications attached hereto.

With each application for installment or progress payment, the Contractor shall submit a detailed schedule of the amount and value of the material installed and the work done.

The Contractor will be required to furnish proof of delivery in each instance and comply with the rules and regulations of the Board, relative to the manner in which bills, etc., shall be furnished.

Payments shall be made out of such monies as may be reserved by the Comptroller of the City of New York for the purpose herein provided.

This contract and all payments hereunder shall be subject to audit by the Board of Education and post audit by the Comptroller of the City in accordance with the New York City Charter and Administrative Code.

ARTICLE 47.    If  provision  is  specifically  made  in the  specification  for
----------
progress payments, the sum for which this Contract is awarded will be paid in installments, as the work progresses. All such installment payments or progress payments shall be based upon an estimate and certificate made by THE DIRECTOR of the materials installed and work done by THE CONTRACTOR.

ARTICLE 47A.   In accordance with the requirements of Article 70, the Contractor
-----------
shall promptly repair, replace, restore or rebuild, as the DIRECTOR may determine, any furnished work in which defects of materials or workmanship may appear or to which damage may occur because of such defects, during the one-year period subsequent to the date of final acceptance, except where other periods of maintenance and guarantee are provided for.

Notice by the DIRECTOR to the Contractor to repair, replace, rebuild or restore such defective or damaged work shall be timely, if given not later than ten (10) days subsequent to the expiration of the one ( 1 ) year period or other periods provided for herein.

If the Contractor shall fail to repair, replace, rebuild or restore such defective or damaged work promptly after receiving such notice, the DIRECTOR shall have the right to have the work done by others in the same manner as is provided for the completion of a defaulted contract and to deduct the cost thereof from the amount so deposited hereunder. The balance, if any, shall be returned to the Contractor without interest.

If the amount so deposited be insufficient to cover the cost of such work, the Contractor shall be liable to pay such deficiency on demand by the DIRECTOR.



The DIRECTOR's certificate setting forth the fair and reasonable cost of repairing, replacing, rebuilding or restoring any damaged or defective work when


Revised November 1, 1996               -17-                          RS-29
performed by one other than the Contractor shall be binding and conclusive as the amount thereof upon the Contractor.

The Contractor shall obtain all manufacturer's warrantees and guarantees of all equipment and materials required by this Contract in the name of the Board of Education of the City of New York and shall deliver same to the Board.

ARTICLE 48.    In case the contract  includes  work to be performed or materials
----------
to be furnished at or upon more than one building, for which separate prices were required in the bid, or for more than one item for which separate bids were required, final payment for each portion shall be made as specified in Article 46 without reference to the work to be performed in other portions.

ARTICLE  49.   If any claim is made against THE CITY or THE BOARD for any act or
-----------
omission of THE CONTRACTOR, THE COMPTROLLER may withhold the amount of such claim or so much thereof as he may deem necessary, as security against such claim, from any money due or to become due hereunder, until such time as the commencement of an action thereon would be barred by law or until final adjudication of such action by a Court of competent jurisdiction. THE COMPTROLLER, in his discretion, may permit THE CONTRACTOR to substitute other satisfactory security in lieu of the moneys so withheld.

If no action is commenced upon such claim within the time limited therefor by law, THE COMPTROLLER, upon written demand by THE CONTRACTOR, shall return the amount so withheld without interest.

If an action on such claim is timely commenced and the liability of THE BOARD or THE CITY, or THE CONTRACTOR, or both, shall have been established therein by a final judgement of a Court of competent jurisdiction, or if such claim shall have been admitted by THE CONTRACTOR valid, THE COMPTROLLER shall pay such judgement or admitted claim out of the moneys retained by him under the provisions of this Article, and return the balance, if any, without interest, to THE CONTRACTOR.

ARTICLE 50.    If, in the opinion of THE BOARD, THE CONTRACTOR is not proceeding
----------
with the work in accordance with the provisions of this contract, THE BOARD shall have the right to withhold out of any payments, final or otherwise, such sums as THE BOARD may deem ample to protect THE BOARD against delay or loss.

ARTICLE 51.    (No Text)
----------

ARTICLE 52.    No  certificate  given or payment made under this contract and no
----------
action by THE BOARD shall operate as, or be held to be, an admission on the part of THE BOARD or THE CITY, that this contract, or any part thereof, has been complied with, or that any detail of the work has been properly performed, in case the fact shall be otherwise, or so as to preclude any action for damages against THE CONTRACTOR, or the deduction and retention of any damages as herein provided, should the work and materials, hereby required, not be performed and


Revised November 1, 1996               -18-                          RS-29
furnished in every particular in a substantial and workmanlike manner, and of a good and proper quality, or should this contract not be faithfully executed in every respect.

ARTICLE 53.    Neither  THE CITY nor THE BOARD,  nor any  department  or officer
----------
thereof, shall be precluded or estopped by any return or certificate made or given by THE BOARD, any Director or other officer, agent or appointee of THE CITY or of THE BOARD under any provision of this agreement from showing at any time (either before or after the final completion and acceptance of the work and payment therefor pursuant to any such return or certificate) showing the true and correct amount and character of the work done and materials furnished by THE CONTRACTOR, or any other person under this agreement, or from showing at any time that any such return or certificate is untrue and incorrect or improperly made in any particular, or that the work and materials or any part thereof, do not in fact conform to the specifications; and neither THE CITY nor THE BOARD shall be precluded or estopped, notwithstanding any such return or certificate and payment in accordance therewith, from demanding and recovering from THE CONTRACTOR such damages as it may sustain by reason of his failure to comply with the specifications.

ARTICLE 54.    All works of art, including paintings, mural decorations, stained
----------
glass, statues, has reliefs and other sculpture, monuments, fountains, arches and other structures of a permanent character intended for ornament or commemoration, and every design of the same to be used in the performance of this contract, and the design of all buildings, bridges, approaches, gates, fences, lamps or structures to be erected pursuant to the terms of this contract must be approved by the Art Commission of THE CITY, prior to the erection or placing in position of the same. THE DIRECTOR will submit all required data for the approval of the Art Commission. Final payment shall not become due or payable under this contract unless and until the Art Commission shall certify that the design for the work herein contracted for has been approved by the said Commissioner, and that the same has been executed in substantial accordance with the design so approved, pursuant to Section 854 of the New York City Charter.

                               ERRORS AND CHANGES
                               ------------------

ARTICLE 55.    If the contract  documents  contain any errors,  inconsistencies,
----------
ambiguities, or discrepancies, other than omissions described in Article 9, THE CONTRACTOR shall request a decision by writing THE DIRECTOR, whose decision will be binding upon THE CONTRACTOR. If, in THE DIRECTOR's opinion, changes are required in the extent of the work included in the contract, cost adjustments therefor will be made as described in Article 56.

ARTICLE 56.    THE  BOARD,  through  THE  DIRECTOR,  reserves  the right to make
----------

changes from time to time, when it deems necessary, in the plans and specifications. THE CONTRACTOR shall submit a detailed estimate of the value of the work involved. THE DIRECTOR will determine the reasonable value of the work or material omitted from or added to the work by the aforesaid changes. The reasonable value of any work or material required to be omitted shall be deducted from and the reasonable value of extra work required to be furnished


Revised November 1, 1996               -19-                          RS-29
shall be added to the contract price. Such changes shall be in effect from the date of authorization from THE DIRECTOR.

                              ASSIGNMENTS AND LIENS
                              ---------------------

ARTICLE 57.    THE CONTRACTOR will give his personal attention constantly to the
----------
faithful prosecution of the work; he will not assign, transfer, convey, sublet or otherwise dispose of this contract, or his right, title, or interest in or to the same or any part hereof, without the previous resolution of THE BOARD consenting thereto, and a statement that such consent was given by THE BOARD endorsed by The Secretary, or Assistant Secretary of THE BOARD, upon the assignments of sub-contracts, filed in the offices of THE BOARD, and of the Treasurer; and he will not assign by power of attorney or otherwise any of the moneys to become due and payable under this contract, unless by and with the previous consent in writing of The Administrator of Business Affairs endorsed upon or attached to the assignment filed in said offices. If THE CONTRACTOR shall, without previous written consent, assign, transfer, convey, sublet or otherwise dispose of this contract or of his right, title, or interest therein, or any of the moneys to become due under this contract to any other person, firm, or corporation, this contract may, at the opinion of THE BOARD, be revoked and annulled and THE BOARD shall thereupon be relieved and discharged from any and all liability and obligations growing out of the same to THE CONTRACTOR, and to his assignee or transferee. No right under this contract, or to any moneys to become due hereunder shall exist against THE CITY or THE BOARD in law or in equity, by reason of any so-called assignment of this contract, or any part thereof, or of any moneys to grow due hereunder, unless authorized as aforesaid. Nothing herein contained shall be construed to hinder, prevent or affect an assignment by THE CONTRACTOR for the benefit of his creditors, made pursuant to the statutes of the State of New York, or of a subletting of any part of this contract in the regular course of business, which subletting has been specifically approved in advance by THE DIRECTOR in writing.

ARTICLE 58.    THE CONTRACTOR will not, at any time, suffer or permit any liens,
----------
attachments or other encumbrances, under the law of this State or otherwise, by any person or persons whomsoever, to be filed against the amount due or to become due under this contract for such work or materials, or by reason of any other claim or demand against THE CONTRACTOR; and any such lien, attachment, or other encumbrance, until it is removed or legally bonded to the satisfaction of The Treasure, shall preclude any and all claim or demand for any payment whatsoever under or by virtue of this contract

If, at any time, before or within thirty days after the whole work herein agreed to be performed has been completed and accepted by THE BOARD, any person or persons claiming to have performed any labor or furnished any material toward the performance and completion of this contract shall file with THE BOARD and with The Treasurer any such notice as is described in the Lien Law or in any Act of the Legislature of the State of New York, then, and in every such case, THE CITY and THE BOARD shall retain, anything herein contained to the contrary notwithstanding, from the moneys under its control and due and to grow due under this Agreement, so much of the moneys as shall be sufficient to pay off, satisfy



Revised November 1, 1996               -20-                          RS-29
and discharge the amount in such notice alleged to be sued to the person or persons filing such notice, together with the reasonable costs of any action or actions that may be brought to enforce such claim or the lien created by the filing of such notice. The money so retained shall be held by THE CITY and THE BOARD until the lien created by the said act, and the filing of said notice shall be discharged pursuant to the provisions of the said act.

                                 SUBCONTRACTING
                                 --------------
ARTICLE 58A.
-----------
A. The Contractor agrees not to enter into any subcontracts for the performance of the obligations, in whole or in part, under this Agreement without the prior written approval of the Board. Two copies of each such proposed subcontract shall be submitted to the Director with the Contractor's written request for approval.

B.   All such subcontracts shall contain provisions specifying:

     1. that the work performed by the subcontractor must be in accordance with the terms of the Agreement between the Board and the Contractor,

     2. that nothing contained in such contract shall impair the rights of the Board, and

     3. that nothing contained therein, or under the Agreement between the Board and the Contractor shall create any contractual relationship between the subcontractor and the Board.

C. The Contractor agrees that it is fully responsible to the Board for the acts and omissions of the subcontractors and of persons either directly or indirectly employed by them as it is for the acts and omissions of persons directly employed by it.

D. The aforesaid approval is required in all cases other than individual employer-employee contracts.

E. The Contractor shall not in any way be relieved of any responsibility under this Agreement by any subcontract.

                              COMPLIANCE WITH LAWS
                              --------------------

ARTICLE 59.    In all operations under this contract,  THE CONTRACTOR  agrees to
----------
comply with the provisions of all Federal and State and local laws, The Administrative Code of THE CITY and all rules and regulations of THE CITY and THE BOARD which may affect such operations.


ARTICLE 60.    It is the  intent  and  understanding  of  the  parties  in  this
----------
contract  that each and every  provision  of law required to be inserted in this


Revised November 1, 1996               -21-                          RS-29
contract should be and is inserted herein. Furthermore, it is hereby stipulated that every such provision is to be deemed to be inserted herein, and if, through mistake or otherwise any such provision is not inserted or is not inserted in correct form, then this contract shall forthwith, upon the application of either party, be amended by such insertion so as to comply strictly with the law and without prejudice to the rights of either party hereunder.

ARTICLE 60A. (a) THE CITY is exempt from payment of Federal,  State, local taxes
-----------
and Sales and Compensating Use Taxes of the State of New York and of cities and counties on all materials and supplies sold to THE CITY pursuant to the provisions of this contract. These taxes are not to be included in bids. However, this exemption does not apply to tools, machinery, equipment or other property leased by or to THE CONTRACTOR or a subcontractor, or to supplies and materials which, even though they are consumed, are not incorporated into the completed work (consumable supplies), and THE CONTRACTOR and his subcontractors shall be responsible for and pay any and all applicable taxes, including Sales and Compensating Use Taxes, on such leased tools, machinery, equipment or other property and upon all such unincorporated supplies and materials.

(b) THE CONTRACTOR agrees to sell and THE CITY agrees to purchase all supplies and materials, other than consumable supplies, required, necessary to proper for or incidental to the construction of the Project covered by this agreement. The sum paid under this agreement for such supplies and materials shall be in full payment and consideration for the sale of such supplies and materials under the agreement.

     THE CONTRACTOR agrees to construct the Project and to perform all work, labor and services required, necessary or proper for or incidental thereto for the sum shown in the bid for the performance of such work, labor and services, and the sum so paid pursuant to this agreement for such work labor, etc. shall be in full consideration for the performance by THE CONTRACTOR of all his duties and obligations under this agreement in connection with said work and labor.

(c) The purchase by THE CONTRACTOR of the supplies and materials sold hereunder shall be a purchase or procurement for resale and therefore not subject to the New York State or New York City Sales or Compensating Use Taxes or any such taxes of cities or counties. The sale of such supplies and materials sold hereunder shall be a purchase or procurement for resale and therefore not subject to the New York State or New York City Sales or Compensating Use Taxes or any such taxes of cities or counties. The sale of such supplies and materials by THE CONTRACTOR to THE CITY is exempt from the aforesaid sales or compensating use taxes. With respect to such supplies and materials, THE CONTRACTOR, at the request of THE CITY, shall furnish to THE CITY such bills of sale and other instruments as may be required by it, properly executed, acknowledged and delivered assuring to THE CITY title to such supplies and materials, free of liens or encumbrances, and THE CONTRACTOR shall make or otherwise identify all such materials as the property of THE CITY.


Revised November 1, 1996               -22-                          RS-29

(d) Title to all materials to be sold by THE CONTRACTOR to THE CITY pursuant to the provisions of the contract shall immediately vest in and become the sole property of THE CITY upon delivery of such supplies and materials to the site and prior to its becoming a part of the permanent structure. Notwithstanding such transfer of title, THE CONTRACTOR shall have the full and continuing responsibility to install such materials and supplies in accordance with the provisions of this agreement, protect them, maintain them in a proper condition and forthwith repair, replace and make good any damage thereto, theft or disappearance thereof, and furnish additional materials in place of any that may be lost, stolen, or rendered unusable, without cost to THE CITY, until such time as the work covered by the contract is fully accepted by THE CITY. Such transfer of title shall in no way affect any of THE CONTRACTOR's obligations hereunder. In the event that, after title has passed to THE CITY, any of such supplies and materials are rejected as being defective or otherwise unsatisfactory, title to all such supplies and materials shall be deemed to have been transferred back to THE CONTRACTOR.

(e) The purchase by sub-contractors of supplies and materials to be sold hereunder shall also be a purchase or procurement for resale to THE CONTRACTOR (either directly or through other subcontractors) and therefore not subject to the aforesaid Sales or Compensating Use Taxes, provided that the sub-contract agreements provide for the resale of such supplies and materials prior to and separate and apart from the incorporation of such supplies and materials into the permanent construction and that such sub-contract agreements are in form similar to this contract with respect to the separation of the sale of materials from the work and labor, services, consumable supplies and any other matters to be provided, and provided further that the sub-contract agreements provide separate prices for (1) materials and (2) all other services and matters. Such separation shall actually be followed in practice, including the separation of payments for supplies and materials from the payments for other work and labor and other things to be provided.

(f) THE CONTRACTOR and his sub-contractors and material men shall obtain any and all necessary contractor Exempt Purchase Certificates or resale certificates from the appropriate governmental agency or agencies, and furnish a contractor Exempt Purchase Certificate or resale certificate to all persons, firms, or corporations from which they purchase supplies and materials for the performance of the work covered by this Contract.

(g) In the event any of the provisions of the agreement to which this is an addendum shall be deemed to be in conflict with this addendum or shall create any ambiguity, then the addendum shall control.


ARTICLE 60B.   In accordance with the provisions of Section  1403.3-2.25,  Noise
-----------
abatement contract compliance, of Part III of Chapter 57 of the Administrative Code of THE CITY:

1. Devices and activities which will be operated, conducted, constructed or manufactured pursuant to this contract and which are subject to the provisions


Revised November 1, 1996               -23-                          RS-29
of the New York City Noise Control Code shall be operated, conducted, constructed manufactured without causing a violation of the code.

2. Such devices and activities shall incorporate advances in the art of noise control developed for the kind and level of noise emitted or produced by such devices and activities, in accordance with regulations issued by the Administrator of the Environmental Protection Administration. Regulations promulgated pursuant to Section 1403.3-2.25 after the execution of this contract shall not alter its terms, conditions and specifications.

ARTICLE 61.    If  this  contract  contains  any  unlawful  provision,   not  an
----------
essential part of the general structure of the contract and which shall appear not to have been a controlling or very material inducement to the making thereof, the same shall be deemed of no effect and shall, upon the application of either party, be stricken from the contract without affecting the binding force of the contract as it shall remain the omitting such provision.

ARTICLE 62.    If the employees  engaged on the work to be performed  under this
----------
contract are required to be insured by the provisions of the Workmen's Compensation Law, and acts amendatory thereof, this Contract shall be void and of no effect unless the person, firm or corporation making or performing the same shall secure compensation for the benefit of and keep insured during the life of said Contract, such employees, in compliance with the provisions of said law.

                         PREVAILING WAGE AND SUPPLEMENTS
                         -------------------------------
                (Section 230, et seq.- New York State Labor Law)
                 ----------------------------------------------

ARTICLE 63.
----------
If the work of this contract is covered by the provisions of Labor Law Section 220 (Labor Upon Public Works) or Section 230 (Building Services), the following provision(s) shall apply:

THE CONTRACTOR must strictly comply with all applicable provisions of the New York State Labor Law, including amendments thereto, and the provisions of
Section 6-109 of the New York City Administrative Code, as amended.

No laborer, workmen, or mechanic in the employ of THE CONTRACTOR, subcontractor or other person doing or contracting to do the whole or part of the work contemplated by this contract shall be permitted or required to work more than eight hours in any one calendar day, or more than five days in any one week, except in cases of extraordinary emergency including fire, flood or danger to life or property, or in case of national emergency when so proclaimed by the President of the United States of America, or in any other case provided by law.

In situations in which there are not sufficient laborers, workmen and mechanics who may be employed to carry on expeditiously the work contemplated by this contract as a result of such restrictions upon the number of hours and days of labor, and the immediate commencement of prosecution or completion without undue delay of the work is necessary for the preservation of the contract site and/or for the protection of the life and limb of the persons using the same, such


Revised November 1, 1996               -24-                          RS-29
laborers, workmen and mechanics shall be permitted or required to work more than eight hours in any one calendar day; or five days in any one week; provided however, that upon application of any contractor THE DIRECTOR shall have first certified to the industrial Commissioner of the State of New York that such public work is of an important nature and that a delay in carrying it to completion would result in serious disadvantages to the public; and provided, further, that such Industrial Commissioner shall have determined that such an emergency does in fact exist as provided in Subdivision two of Section 220 of the Labor Law.

Failure  of  THE  DIRECTOR  to  make  such  a  certificate   to  the  Industrial
Commissioner shall not entitle THE CONTRACTOR to damages for delay or for any cause whatsoever.

No part of the work, labor or services shall be performed or rendered by THE CONTRACTOR in any plants, factories, buildings, or surroundings or under working conditions which are unsanitary or hazardous or dangerous to the health and safety of employees engaged in the performance of the contract. Compliance with the safety, sanitary and factory inspection laws of the state in which the work is to be performed shall be prima facie evidence of compliance with

A. The wage which THE CONTRACTOR shall pay for a legal day's work and supplements to be provided to building service employees, as defined in
     Section 230 of the New York State Labor Law, employed upon the whole or part of the building service work contemplated by this contract, shall not be less than the prevailing rate of wages and any supplements required to be paid to the various classes of employees on such work, ascertained and determined by the Comptroller of the City of New York as set forth in a schedule. Said schedule is attached to this Contract.

B. No later than the first day upon which work on this contract is to commence, THE CONTRACTOR shall post in a prominent and accessible place on the site of work a legible statement of the wages to be paid to the employees for the building service work contemplated. Such statement shall be in the language(s) spoken on the job site.

C. An apprentice in a craft or trade my be permitted to work at a wage lower than that established for the journeyman in such craft or trade only if all of the following conditions are met:

     (1) such apprentice has been individually registered in an apprenticeship program which is duly registered with the New York State Industrial Commissioner in conformity with Article 23 of the New York State Labor Law,

     (2) such apprentice's registration occurred prior to his/her employment as an apprentice on such craft or trade service work; and

     (3) written proof of such individual registration is submitted to THE BOARD prior to such apprentice's employment as an apprentice. The proof submitted shall include evidence of the appropriate ratios and apprentice's wage rates. In no event shall the ratio of apprentice to


Revised November 1, 1996               -25-                          RS-29
          journeyman employed on such service work by greater than the lesser of the following rate:

               (a) the ratio permitted in the apprenticeship program approved by the industrial commissioner, or

               (b) the ratio prevailing in the locality where the service work will be performed.

OVERTIME (Section 232 - New York State Labor Law)
------------------------------------------------
All building service employees, who work more than eight hours in any one day or more than forty hours in any work week, shall be paid wages for such overtime by THE CONTRACTOR, at a rate not less than one-and-one-half times his/her prevailing basic hourly rate.

RECORD KEEPING (Section 233 - New York State Labor Law)
------------------------------------------------------
A. THE CONTRACTOR shall keep original payrolls or transcripts thereof subscribed and confirmed by it as true, under penalties of perjury, showing the hours and days worked by such employee, the craft, trade or occupation at which he/she was employed, and the wages paid.

B. Where the wages paid include sums which are not paid directly to the employee weekly and which are expended for supplements, the records shall include the hourly payment on behalf of such employee, the supplement for which such payment has been made, and the name and address of the person to whom such payment has been made. In all cases, THE CONTRACTOR shall keep a true and inscribed copy of the agreement under which such payments are made, a record of all net payments made thereunder, and a list of all persons for whom such payments are made.

C. The records required herein shall be kept on the site of the work during all of the time that work hereunder is being performed. Upon a formal order of THE BOARD or the City, THE CONTRACTOR shall produce within five (5) days, on the work site, such records subscribed and affirmed by it as true, under penalties of perjury.

CERTIFICATION OF WAGE AMOUNTS (Section 237 - New York State Labor Law)
----------------------------------------------------------------------
As a prerequisite to any payment by THE BOARD, THE CONTRACTOR and its Subcontractors shall file a statement in writing and in form satisfactory to the Comptroller of the City of New York, certifying to the amounts then due for daily or weekly wages on account of labor performed under this Contract, setting forth the names of the persons whose wages are unpaid and the amount due THE CONTRACTOR or Subcontractor on behalf of each respectively. The statement, to be filed, shall be certified by oath of THE CONTRACTOR or Subcontractor that it has been read and that THE CONTRACTOR or Subcontractor knows the contents of the statement to be true of his/her own knowledge.

DAILY SIGN IN SHEETS
--------------------
THE CONTRACTOR shall maintain daily site sign-in sheets, which shall include blank spaces for the employee's name to be both printed and signed, job title, date started and the employee's social security number.



Revised November 1, 1996               -26-                          RS-29

CERTIFIED PAYROLL
-----------------
At the time THE CONTRACTOR makes application for each partial payment and for final payment, THE CONTRACTOR shall submit to the Director a written payroll certification, in the form provided by this Contract, of compliance with the prevailing wage, minimum wage and other provisions and stipulations required by New York State Labor Law Section 237 and by Section 6-109 of the New York City Administrative Code. This certification, in compliance with this paragraph, shall be a condition precedent to payment, and no payment shall be made to THE CONTRACTOR unless and until each such certification has been submitted to and received by the Director.


ARTICLE 63A.  BOOKS AND RECORDS
------------

MAINTENANCE
-----------
THE CONTRACTOR agrees to maintain separate and accurate books, records, documents and other evidence and accounting procedures and practices which sufficiently and property reflect all direct and indirect costs of any nature expended in the performance of this Agreement.

RETENTION OF RECORDS
--------------------
THE CONTRACTOR agrees to retain all books, records and other documents relevant to this Agreement for six (6) years following the final payment or termination of this Agreement New York City, New York State, Federal auditors and any other persons duly authorized by the BOARD shall have full access to and the right to examine any of the said materials during the six year period.

NO REMOVAL OF RECORDS FROM PREMISES
-----------------------------------
Where performance of this Agreement involves use by THE CONTRACTOR of BOARD papers, files, data or records at BOARD facilities or offices, THE CONTRACTOR shall not remove any such papers, files, data or records therefrom without the prior approval of the BOARD'S designated official.

ARTICLE 64.    I. Policy.  It is the policy of THE BOARD in accordance  with the
               ---------
Labor Law of the State of New York and other applicable laws to provide equal opportunity in employment for all qualified persons, to prohibit discrimination in employment because of race, creed, color or national origin or sexual orientation or affectational preference and to promote the full realization of equal employment opportunity through an affirmative, continuing program of compliance by all contractors doing business with THE BOARD and their sub-contractors.

II. Implementation. (a) THE CONTRACTOR agrees to abide by and to comply with the
------------------
policy of THE BOARD as set forth by Section I above and hereby agrees and stipulates to abide by and be bound by his "Program of Affirmative Action" as set forth in the "Instructions To Bidders," the same being incorporated in this contract and made a part thereof.



Revised November 1, 1996               -27-                          RS-29

(b) THE CONTRACTOR agrees that THE BOARD shall have the sole right to determine whether he has engaged in discriminatory labor practices as hereafter defined.

(c) Discriminatory labor practices are defined to be existent when a contractor, because of the age, race, creed, color, national origin or sex or sexual orientation or affectational preference of any individual, refuses to hire or employ or to bar or to discharge from employment such individual or to discriminate against such individual in compensation or in terms, conditions, or privileges of employment.

(d) THE CONTRACTOR agrees to post in conspicuous places available to employees and applicants for employment, notices to be provided by THE BOARD setting forth the language of the policy of THE BOARD, the definition of discriminatory labor practices and "Notice of Nondiscrimination in Employment" attached herewith and made a part hereof.


(e) THE CONTRACTOR agrees that all solicitations or advertisement for employees placed by or on behalf of THE CONTRACTOR will state that all qualified applicants will be considered for employment without regard to race, creed, color, or national origin.

(f) THE CONTRACTOR agrees to send to each labor union or other representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice with a copy to THE CONTRACT COMPLIANCE OFFICER, advising the labor union or workers' representative of THE CONTRACTOR's commitments under this contract.

(g) THE CONTRACTOR agrees to furnish THE CONTRACT COMPLIANCE OFFICER all information and reports requested and to permit access to his books, records, and accounts, for the purpose of investigation to ascertain compliance with the terms of this contract pertaining to equal employment contract compliance and questions of discriminatory labor practices.

(h) It is agreed that if THE CONTRACTOR does not comply with the nondiscrimination labor practice provisions of this contract, as solely determined by THE BOARD, this contract may be cancelled, terminated, or suspended in whole or in part and THE CONTRACTOR may be declared ineligible for further Board of Education contracts and/or subject to such other sanctions as may be imposed and remedies invoked by THE BOARD in its discretion.

(i) THE CONTRACTOR agrees to submit to THE CONTRACT COMPLIANCE OFFICER monthly reports indicating the breakdown of all of his employees by racial and ethnic classification.

(j) THE CONTRACTOR agrees that he will include all of the foregoing provisions in every subcontract or purchase order so that such provisions shall be binding upon each sub-contractor or vendor.



Revised November 1, 1996               -28-                          RS-29

(k) THE CONTRACT COMPLIANCE OFFICER may direct that any bidder or prospective contractor or sub-contractor shall submit, as part of his Compliance Report, a statement in writing, signed by an authorized officer or agent on behalf of any labor union or any agency referring workers or providing or supervising apprenticeship or other training, with which the bidder or prospective contractor deals, with supporting information, to the effect that the signer's practices and policies do not discriminate on the grounds of race, creed, color, or national origin, and that the signer either will affirmatively cooperate in the implementation of the policy and provisions of this contract or that it consents and agrees that recruitment, employment, and the terms and conditions of employment under the proposed contract shall be in accordance with the purposes and provisions of this contract. In the event that the union or the agency shall refuse to execute such a statement, the Compliance Report shall so certify and set forth what efforts have been made to secure such a statement, and such additional factual material as THE BOARD may require.

(l)  Powers And Duties of THE BOARD.  THE BOARD shall  administer  this  program
     ------------------------------
     through its CONTRACT COMPLIANCE OFFICER, and shall have the following powers and duties:

     (1) Issue all orders, rules, regulations and procedures as it may deem necessary or convenient for carrying out and implementing the policy set forth in Section I.

     (2) Examine the employment practices of any contractor or sub-contractor to determine whether or not the contractual provisions set forth herein have been violated.

     (3) Use its best efforts, directly and through other interested CITY, state and federal agencies, contractors, and all other available instrumentalities, to cause any labor union whose members are engaged in the performance of this contract, or any agency referring workers or providing for supervising apprenticeship or training for or in the course of such Work, to cooperate in the implementation of the policy set forth in Section I.

     (4) In appropriate cases, notify the concerned contracting agencies, THE CITY Commission on Human Rights, the State Commission for Human Rights, the Equal Opportunity Commission, the U.S. Secretary of Labor, THE CITY Law Department, the U.S. Department of Justice, or other appropriate Federal, State, and CITY agencies whenever it has reason to believe that practices of any such labor organization or agency violate Title VI or Title VII of the Civil Rights Act of 1964, or other applicable provisions of Federal, State, or CITY laws.

     (5) Hold such hearings, public or private, as it may deem advisable for compliance, enforcement or education purposed, or by rule, regulation, or order, designated or direct any officer or employee of THE BOARD to do so.

     (6) Upon recommendation of THE CONTRACT COMPLIANCE OFFICER, hold, or cause to be held, hearings, prior to imposing, ordering or recommending the imposition of sanctions as provided for in this contract. No order


Revised November 1, 1996               -29-                          RS-29
          withholding from any contractor further Board of Education contracts shall be made without affording such contractor an opportunity for a hearing.

     (7) Periodically review the practices and procedures of the various bureaus and officers of THE BOARD administering contract with respect to compliance by them with the provisions of THE BOARD's policy as set forth in Section I herein, and require them to file reports thereon.

(m)  Sanctions  and  Remedies.  In  accordance  with  such  rules,   regulations
     ------------------------
     procedures or orders as THE BOARD may issue or adopt hereunder, THE BOARD may:

     (1) Recommend to THE CITY Law Department that, in cases where there is substantial or material violation, or the threat of substantial or material violation of the contractual provisions of this contract, appropriate proceedings be brought to enforce such provisions, including the enjoining, within the limitations of applicable law, of organizations, individuals, or groups who prevent, directly or indirectly, or seek to prevent, directly or indirectly, compliance with the provisions of this contract.

     (2) Recommend to THE CITY Commission on Human Rights, the State Commission for Human Rights, the Equal Opportunity Commission, the U.S. Secretary of Labor, THE CITY Law Department, or the U.S. Department of Justice that appropriate proceedings be instituted under Title VII of the Civil Rights Act of 1964, or other applicable provisions of Federal, State, or CITY laws.

     (3) Recommend that criminal proceedings be brought for the furnishing of false information to THE BOARD.

     (4) Whenever THE BOARD cancels or terminates a contract or whenever the award of further Board of Education contracts has been withheld under the provisions of this contract because of non-compliance with the contract provisions relating to nondiscrimination, THE BOARD shall promptly notify THE COMPTROLLER of THE CITY.

(n) In the event that dispute arises between the bidder or prospective contractor and THE BOARD as to whether the proposed program of affirmative action for providing equal employment opportunity submitted by such bidder or prospective contractor complies with such requirements then the matter shall forthwith be referred to the Board of Review of THE BOARD for hearing and determination. The determination of such Board of Review shall be final and conclusive, subject only to judicial review.

(o)  Miscellaneous.  THE BOARD may delegate to any  officer,  bureau  head,  or
     -------------


Revised November 1, 1996               -30-                          RS-29
employee any function or duty of THE BOARD set forth under the provisions of this Article, except authority to promulgate rules and regulations of a general nature.

(p) The provisions of Sections I and II shall be deemed supplementary to, and not in lieu of, or in substitution for, the provisions of the New York State Labor Law relating to nondiscrimination, and other applicable Federal, State, or CITY laws, ordinances, rules or regulations.

ARTICLE  64A. a. THE  CONTRACTOR  agrees that  neither  THE  CONTRACTOR  nor any
------------
substantially-owned affiliated company is participating or shall participate in an international boycott in violation of the provisions of the Export Administration Act of 1969, as amended, or the regulations of the United States Department of Commerce promulgated thereunder.

b. Upon the final determination by the Commerce Department or any other agency of the United States as to, or conviction of THE CONTRACTOR or a
     substantially-owned   affiliated  company  thereof,   participation  in  an
     international  boycott  in  violation  of  the  provisions  of  the  Export
     Administration Act of 1969, as amended, or the regulations promulgated thereunder, THE COMPTROLLER may, at his option, render forfeit and void this Contract.

c. THE CONTRACTOR shall comply in all respects, with the provisions of Section 343-10.0 of the Administrative Code of THE CITY and the rules and regulations issued by THE COMPTROLLER thereunder.

                             NO LIABILITY PROVISION
                             ----------------------

ARTICLE 65.    Neither  the  members  of the  Board nor the  Chancellor  nor any
----------
officer, employee, agent or representative of the Board or of the City shall be personally liable, based upon any theory of law or equity, to the Contractor or to any party claiming on behalf of or through the Contractor, under this Agreement, to act in any way connected with this Agreement, whether or not the action or failure to act complained of shall have been within or without an individual's scope of authority. The Contractor further waives any and all rights to make a claim or commence an action or special proceeding, in law or equity, against any of the aforementioned individuals, and the Contractor hereby assigns its complete right, title, and interest in any such claim, action, or special proceeding to the Board.

                                     CLAIMS
                                     ------

ARTICLE 65A.   If  THE  CONTRACTOR  shall  claim  compensation  for  any  damage
-----------
sustained by reason of any act or omission of THE BOARD, its agents or if any other person, or should THE CONTRACTOR claim that any work required of him is not required to be performed by the provisions of this contract, he shall, within ten days after sustaining such damage or within ten days after being required to perform work claimed by him not to be required to be performed by the provisions of this contract, make and deliver to THE DIRECTOR a written statement of the nature of the damage sustained and of the basis of the claim against THE BOARD. On or before forty-five days after such damage shall have


Revised November 1, 1996               -31-                          RS-29
been sustained or such alleged extra work required to be performed by THE CONTRACTOR shall have been ordered to be performed, THE CONTRACTOR shall make and deliver to THE DIRECTOR a written itemized statement of the details and amount of such damage or extra work duly verified by THE CONTRACTOR. Unless such statements shall be made and delivered within the times aforesaid, all claims for such compensation shall be deemed conclusively cancelled and invalidated and THE CONTRACTOR shall not be entitled to payment on account of such claims.

In addition to the foregoing statement, THE CONTRACTOR shall, upon notice from THE BOARD, produce for examination by the representatives of THE BOARD, all his books of account, bills, invoices, payrolls, subcontracts, time books, daily reports, bank deposit books, bank statements, check books, cancelled checks, showing all of his acts and transactions in connection with or relating to or arising by reason of his contract, and submit himself and persons in his employment, for examination under oath by any person designated by THE BOARD to investigate claims made against THE BOARD. Unless the aforesaid statements shall be made and filed within the time aforesaid and the aforesaid records submitted for examination and THE CONTRACTOR and his employees submit themselves for examination as aforesaid, THE BOARD shall be released from all claims arising under, relating to or by reason of this contract, except for the sums certified by THE BOARD to be due under the provisions of this contract. It is further stipulated and agreed that no person has the power to waive any of the foregoing provisions, and that in any action against THE CITY or THE BOARD to recover any sum in excess of the sums certified by THE BOARD to be due under or by reason of this contract, THE CONTRACTOR must allege in his complaint and prove, at the trial, full compliance with the provisions of this article.

And in addition to the foregoing, after the commencement of an action by THE CONTRACTOR arising under or by reason of this contract, THE BOARD shall also have the right by its attorney, upon written notice from said attorney, to require THE CONTRACTOR to produce for examination under oath by said attorney the above described books and documents of THE CONTRACTOR and to submit himself and persons in his employ for examination by said attorney. Unless THE CONTRACTOR submits the said records, himself and his employees for examination by the said attorney as aforesaid, the action of THE CONTRACTOR shall be dismissed.

ARTICLE 66.    No claim whatsoever  shall be made by THE CONTRACTOR  against any
----------
officer, agent, or employee of THE BOARD or THE CITY for, on account of, anything done or omitted to be done in connection with this contract.

ARTICLE 67.    No action  shall lie or be  maintained  against  THE BOARD or THE
----------
CITY upon any claim based upon this contract or arising out of this contract or out of anything done in connection with this contract, unless such action shall be commences within one year after the date of acceptance of the work under this contract by THE BOARD; or if the contract provides that any part of the moneys earned under the contract be retained for any periods after such acceptance, actions to recover such retained moneys be commenced within six months from the date when such retained moneys shall become payable under the terms of the contract, or, if this contract be terminated or declared abandoned by THE BOARD


Revised November 1, 1996               -32-                          RS-29
under the provisions of Article 21 of this contract, such action by THE CONTRACTOR or anyone claiming under the contract be commenced within six months from the date of such termination or declaration of abandonment by THE BOARD. THE CONTRACTOR or anyone claiming under THE CONTRACTOR, shall not be entitled to any additional time to begin anew any other action if action be commenced within the times herein specified be dismissed or discontinued, notwithstanding any provision of the Civil Practice Laws and Rules to the contrary.

ARTICLE 68.    (No Text)
----------

ARTICLE 69.    The acceptance by THE CONTRACTOR, or by his legal representatives
----------
or assigns, of the final payment as finally audited and paid by THE COMPTROLLER, whether such payment be made pursuant to any judgment or order of any court or otherwise, shall operate as and shall be a full and complete release of THE BOARD and THE CITY, of and from any and all claims, demands and causes of action whatsoever, which THE CONTRACTOR and any of his sub-contractors, legal representatives or assigns have or may have against THE BOARD or THE CITY, by reason of any matter or thing arising from, connected with or related to this contract and the performance of the work hereunder, except as to such sums which shall be expressly stated by THE BOARD, in its resolution of acceptance of the work, as being sums which are to be retained by THE BOARD and to become payable after the final payment. No interest shall be allowed upon the amount of the final payment as audited by THE COMPTROLLER or upon any part thereof which The Treasurer of THE CITY is ready and willing to pay under the final certificate. THE CONTRACTOR, however, shall not be barred from commencing an action for breach of contract under this provision, provided that a detailed and verified statement of claim is served upon the contracting agency and Comptroller not later than forty days after the mailing of such final payment. The statement shall specify the items upon which the claim will be based and any such claim shall be limited to such items.

                              GUARANTY AND WARRANTY
                              ---------------------

ARTICLE 70.    THE  CONTRACTOR  does hereby warrant all work and materials to be
----------
in full and complete accordance with the contract and all plans, drawings, addenda, amendments, specifications and requirements appertaining thereto and that all work and materials are free from any and all defects and imperfections, and fully suitable for the use and purposes for which each and every part is intended. THE CONTRACTOR also agrees that, should any defect develop or appear which THE DIRECTOR finds was not caused by improper use, THE CONTRACTOR shall promptly upon demand, fully correct, substitute and make good any such defective material without any cost to THE BOARD and will save THE BOARD harmless against any claim, demand, loss or damage by reason of any breach of this warranty.

Except as hereinafter provided, the period of this warranty shall commence on the date on which THE DIRECTOR certifies that all contract work has been completed.


Revised November 1, 1996               -33-                          RS-29

The warranty shall continue to be in full force and effect for the period of one year, except as to those items with regard to which a longer period of warranty is specifically stated in the Specifications, and as to those items the aforesaid warranty shall continue in full force and effect for the respective periods expressly stated therein.

ARTICLE 71.    Where guarantees and bonds are required by the specification,  no
----------
final payment shall be due until THE CONTRACTOR provides all such guarantees and bonds required, with sureties satisfactory to THE BOARD and in the form and amount set forth in the specifications. THE CONTRACTOR shall obtain all manufacturers' warranties and guarantees of all equipment and materials required by this contract in the name of THE BOARD, and shall deliver same to THE BOARD.

ARTICLE 72.    In case any work that may be required to be  performed  under the
----------
terms of a guaranty is not performed by THE CONTRACTOR promptly after such notice from THE DIRECTOR, THE BOARD may have such work performed by others and charge the cost thereof to THE CONTRACTOR.

ARTICLE 72A.   The vendor  (CONTRACTOR)  hereby assigns,  sells and transfers to
-----------
THE BOARD and THE CITY, all right, title and interest in and to any claim and causes of action arising under the antitrust laws of New York State or the United States relating to the particular goods or services purchased or procured by THE CITY under this contract.

                              INVESTIGATION CLAUSE
                              --------------------

ARTICLE 73.
-----------
1.1 The parties to this agreement agree to cooperate fully and faithfully with any investigation, audit or inquiry conducted by a State of New York or City of New York governmental agency or authority that is empowered directly or by designation to compel the attendance of witnesses and to examine witnesses under oath, or conducted by the Inspector General of a governmental agency that is a party in interest to the transaction, submitted bid, submitted proposal, contract, leases, permit, or license that is the subject of the investigation, audit or inquiry.

1.2a If any person who has been advised that his or her statement, and any information from such statement, will not be used against him or her in any subsequent criminal proceeding refuses to testify before a grand jury or other governmental agency or authority empowered directly or by designation to compel the attendance of witnesses and to examine witnesses under oath concerning the award of or performance under any transaction, agreement, lease, permit, contract, or license entered into THE CITY, the State, or any political subdivision or public authority thereof, or the Port Authority of New York and New Jersey, or any local development corporation within THE CITY, or any public benefit corporation organized under the laws of the State of New York, or;

1.2b If any person  refuses to testify for a reason other than the  assertion of


Revised November 1, 1996               -34-                          RS-29
     his or her privilege against self incrimination in an investigation, audit or inquiry conducted by a CITY or State governmental agency or authority empowered directly or by designation to compel the attendance of witnesses and to take testimony under oath, or by the Inspector General of the governmental agency that is a party in interest in, and is seeking testimony concerning the award of, or performance under, any transaction, agreement, lease, permit, contract, or license entered into with THE CITY, the State, or any political subdivision thereof or any local development corporation within THE CITY, then;

1.3a The commissioner or agency head whose agency is a party in interest to the transaction, submitted bid, submitted proposal, contract, lease, permit, or license shall convene a hearing, upon not less than five (5) days written notice to the parties involved to determine if any penalties should attach for the failure of a person to testify.

1.3b If any non-governmental party to the hearing requests an adjournment, the commissioner or agency head who convened the hearing may, upon granting the adjournment, suspend any contract, lease, permit, or license pending the final determination pursuant to paragraph 1.5 below without THE CITY incurring any penalty or damages for delay or otherwise.

1.4 The penalties which may attach after a final determination by the commissioner or agency head may include but shall not exceed:

     (a) The disqualification for a period not to exceed five (5) years from the date of an adverse determination for any person, or any entity of which such person was a member at the time the testimony was sought, from submitting bids for, or transacting business with, or entering into or obtaining any contract, lease, permit or license with or from THE CITY; and/or

     (b) The cancellation or termination of any and all such existing CITY contracts, leases, permits or licenses that the refusal to testify concerns and that have not been assigned as permitted under this agreement, nor the proceeds of which pledged, to an unaffiliated and unrelated institutional leader for fair value prior to the issuance of the notice scheduling the hearing; without THE CITY incurring any penalty or damages on account of such cancellation or termination; monies lawfully due for goods delivered, work done, rentals, or fees accrued prior to the cancellation or termination shall be paid by THE CITY.

1.5 The commissioner or agency head shall consider and address in reaching his or her determination and in assessing an appropriate penalty the factors in paragraphs (a) and (b) below. He or she may also consider, if relevant and appropriate, the criteria established in paragraphs (c) and (d) below in addition to any other information which may be relevant and appropriate;

     (a) The parties' good faith endeavors or lack thereof to cooperate fully and faithfully with any governmental investigation or audit, including but not limited to the discipline, discharge, or disassociation of any


Revised November 1, 1996               -35-                          RS-29
          person failing to testify, the production of accurate and complete books and records, and the forthcoming testimony of all other members, agents, assignees or fiduciaries whose testimony is sought.

     (b) The relationship of the person who refuses to testify to any entity that is a party to the hearing, including, but not limited to, whether the person whose testimony is sought has an ownership interest in the entity and/or the degree of authority and responsibility the person has within the entity.

     (c) The nexus of the testimony sought to the subject entity and its contracts, leases, permits or licenses with THE CITY.


     (d) The effect a penalty may have on a unaffiliated and unrelated party or entity that has a significant interest in an entity subject to penalties under 1.4 above, provided that the party or entity has given actual notice to the commissioner or agency head upon the acquisition of the interest, or at the hearing called for in 1.3 (a) above gives notice and proves that such interest was previously acquired. Under either circumstance the party or entity must present evidence at the hearing demonstrating the potential adverse impact a penalty will have on such person or entity.

1.6 (a) The term "license" or "permit" as used herein shall be defined as a license, permit, franchise or concession not granted as a matter of right.

     (b) The term "person" as used herein shall be defined as any natural person doing business alone or associated with another person or entity as a partner, director, officer, principal, or employee.

     (c) The term "entity" as used herein shall be defined as any firm, partnership, corporation, association, or person that receives monies, benefits, licenses, leases, or permits from or through THE CITY or otherwise transacts business with THE CITY.

     (d) The term "member" as used herein shall be defined as any person associated with another person or entity as a partner, director, officer, principal or employee.

1.7 In addition to and not withstanding any other provision of this agreement the Commissioner or agency head may in his or her sole discretion terminate this agreement upon not less than three (3) days written notice in the event contractor fails to promptly report in writing to the Commissioner of Investigation of THE CITY any solicitation of money, goods, requests for future employment or other benefit or thing of value, by or on behalf of any employee of THE CITY or other person, firm, corporation or entity for any purpose which may be related to the procurement or obtaining of this agreement by THE CONTRACTOR, or affecting the performance of this contract.


Revised November 1, 1996               -36-                          RS-29

ARTICLE 74. THE DIRECTOR may, at any time, terminate this contract by written notice to THE CONTRACTOR and in such event:

1. THE CONTRACTOR shall upon receipt of such notice, unless otherwise directed by THE DIRECTOR:

     (a)  stop work on the date specified in the notice;

     (b)  take  such  action  as  may  be  necessary  for  the   protection  and
          preservation of THE BOARD's materials and equipment;

     (c) assign to THE BOARD or deliver to the site or any other location designated by THE DIRECTOR, any non-cancellable orders for material and equipment that is not capable of use except in the performance of this contract and has been specifically fabricated for the sole purpose of this contract and not incorporated in the work;


     (d) take no action which will increase the amounts payable by THE BOARD under this contract.

2A.  On all lump sum contracts, THE BOARD will pay THE CONTRACTOR;

     (i) its direct costs as hereinafter defined or the fair and reasonable value, whichever is less, for:

          (a) the portion of the work completed up to the time of termination, and

          (b) non-cancellable material and equipment that is not capable of use except in the performance of this contract and has been specifically fabricated for the sole purpose of this contract but not incorporated in the work.

B.   On all unit price contracts, THE BOARD will pay THE CONTRACTOR:
     (i) for all completed units, the units, the unit price stated in the contract and

     (ii) for incomplete units, payment will be made pursuant to the provisions of section 2A, sub-i and ii of the Article.

C.   Direct costs as used in this Article shall mean:
     (i) the actual purchase price of material and equipment plus necessary and reasonable delivery costs.


Revised November 1, 1996               -37-                          RS-29

     (ii) actual cost of labor involved in construction and installation at the site, and

     (iii)actual cost of necessary bonds and insurance purchased pursuant to the requirements of this contract less any amounts the have been or should be returned by THE CONTRACTOR's sureties or insurance carriers.

     (iv) Direct costs shall not include overhead.

D. In no event shall any payments under this Article exceed the contract price for such items.

E. All payments pursuant to this Article shall be in the nature of liquidated damages and shall be accepted by THE CONTRACTOR in full satisfaction of all claims against THE BOARD arising out of the termination.

3. On contracts specifying a ceiling ("not-to-exceed" price), the ceiling is determined, as agreed, to be for limitation purposes only and not as a guaranteed sum of the value of proceed orders to be granted to the Contractor. Each proceed order is to be treated as separate and distinct, the cumulative totals of which will not be in excess of the contract ceiling.
          No additional payments will be paid by the Board, upon termination, of any difference between the contract ceiling ("not-to-exceed" price) and the total of all proceed orders.

4. The Board may deduct or set off against any sums due and payable pursuant to this Article, any claims it may have against the Contractor.

5. All payments pursuant to this Article are subject to audit and the approval of the Comptroller, pursuant to the provisions of the New York City Charter and Administrative Code.

           FORUM PROVISION CHOICE OF LAW, CONSENT TO JURISDICTION AND
           ----------------------------------------------------------
                                      VENUE
                                      -----

ARTICLE 75.
-----------
This contract shall be deemed to be executed in the City of New York, State of New York, regardless of the domicile of THE CONTRACTOR, and shall be governed by and construed in accordance with the laws of the State of New York.

The parties agree that any and all claims asserted by or against THE CITY or Board of Education (BOARD) arising under this contract or related thereto shall be heard and determined either in the courts of the United States located in New York City ("Federal Courts") or in the courts of the State of New York ("New York State Courts") located in THE CITY of New York. To effect this agreement and intent, THE CONTRACTOR agrees:

(a) If THE CITY and/or BOARD initiates any action against THE CONTRACTOR in Federal Court or in New York State Court, service of process may be made on THE CONTRACTOR either in person, wherever such contractor may be found, or


Revised November 1, 1996               -38-                          RS-29
     by registered mail addressed to THE CONTRACTOR at its address as set forth in this contract, or to such other address as THE CONTRACTOR may provide to THE CITY in writing; and

(b) With respect to any action between THE CITY and/or BOARD and THE CONTRACTOR in New York State Court, THE CONTRACTOR hereby expressly waives and relinquishes any rights it might otherwise have (i) to move to dismiss on grounds of forum non conveniens, (ii) to remove to Federal Court; and (iii)
                --------------------
     to move for a change of venue to a New York State Court outside New York City.

(c) With respect to any action between THE CITY and/or BOARD and THE CONTRACTOR in Federal Court located in New York City, THE CONTRACTOR expressly waives and relinquishes any right it might otherwise have to move to transfer the action to a United States Court outside the City of New York.

(d) If THE CONTRACTOR commences any action against THE CITY and/or BOARD in a court located other than in THE CITY and State of New York, upon request of THE CITY and/or BOARD, THE CONTRACTOR shall either consent to a transfer of the action to a court of competent jurisdiction located in THE CITY and State of New York or, if the court where the action is initially brought will not or cannot transfer the action, THE CONTRACTOR shall consent to dismiss such action without prejudice and may thereafter reinstitute the action in a court of competent jurisdiction in New York City.

     If any provision(s) of this Article is held unenforceable for any reason, each and all other provision(s) shall nevertheless remain in full force and effect.

ARTICLE 76.   (No Text)
-----------

ARTICLE 77:   LOCALLY BASED ENTERPRISE PROGRAM
-----------   --------------------------------

(a) The Board requests voluntary compliance with the requirements of Administrative Code 6-108.1 and the regulations promulgated thereunder. No contract will be awarded unless and until the Board has evaluated efforts made by the Contractor in attempting to comply with these requirement.

(b)  Note that for mayoral agencies:

     1. Unless specifically waived by the agency head with the approval of the Office of Economic and Financial Opportunity, if any portion of the contract is subcontracted, not less than ten percent of the total dollar amount of the contract shall be awarded to Locally Based Enterprises ("LBEs"); except that where less than ten percent of the total dollar amount of the contract is subcontracted, such lesser percentage shall be so awarded.


Revised November 1, 1996                  -39-                  RS-29

     2. The prime contractor shall not require performance and payment bonds from LBE subcontractors.

     3. If the contractor has indicated prior to award that no work will be subcontracted, no work shall be subcontracted without the prior approval of the agency head, which shall be granted only if the contractor makes a good faith effort beginning at least six weeks before the work is to be performed to obtain LBE subcontractors to perform the work.

     4. If the contractor has not identified sufficient LBE subcontractors prior to award, it shall sign a letter of compliance stating that it complies with Administrative Code, 6-108.1, recognizes that achieving the LBE requirement is a condition of its contract, and shall submit documentation demonstrating its good faith efforts to obtain LBEs. After award, the contractor shall begin to solicit LBEs to perform subcontracted work at least six weeks before the date such work is to be performed and shall demonstrate that a good faith effort has been made to obtain LBEs on each subcontract until it meets the required percentage.

     5. Failure of the contractor to comply with the requirements of Administrative Code, 6-108.1 and the regulations promulgated thereunder shall constitute a material breach of contract. Remedy for such breach of contract may include the imposition of any or all of the following sanctions:

     (a) reducing a contractor's compensation by an amount equal to the dollar value of the percentage of the LBE subcontracting requirement not complied with;

     (b)  declaring the contractor in default:

     (c) where non-compliance is by an LBE, de-certifying and declaring the LBE ineligible to participate in the LBE program for a period of up to three years.

ARTICLE 78. AUDIT BY THE BOARD AND CITY - All vouchers or invoices presented for
----------
payment to be made hereunder, and the books, records and accounts upon which said vouchers or invoices are based are subject to audit by THE BOARD and by THE COMPTROLLER of THE CITY pursuant to the powers and responsibilities as conferred upon said Board and said Comptroller by the New York City Charter and Administrative Code of THE CITY, as well as all orders and regulations promulgated pursuant thereto.

THE CONTRACTOR shall submit any and all documentation and justification in support of expenditures and fees under this agreement as may be required by said Board and said Comptroller so that they may evaluate the reasonableness of the charges and shall make its records available to THE BOARD and to THE COMPTROLLER as they consider necessary.

Revised November 1, 1996          -40-                         RS-29

All books, vouchers, records, reports, cancelled checks and any and all similar material may be subject to periodic inspection, review and audit by the State of New York, Federal Government and other persons duly authorized by THE CITY.

THE CONTRACTOR shall not be entitled to final payment under the agreement until all requirements have been satisfactorily met.

ARTICLE 79. That this  agreement is authorized  subject to the provisions of the
----------
Administrative Code and THE CITY Charter relating to a Code of Ethics and to the policies of THE BOARD relating to conflicts of interest. In the event that THE CONTRACTOR is, employs, retains, or engages the services of any employee of THE BOARD or former employee of THE BOARD in violation of the provisions of the Administrative Code or THE CITY Charter relating to a Code of Ethics or of the policies of THE BOARD relating to conflicts of interest, THE CONTRACTOR shall have no claim in law and/or equity under the agreement nor shall THE CONTRACTOR have any claim in law and/or equity against THE BOARD or any BOARD agent, servant, or employee.

                               MACBRIDE PRINCIPLES
                               -------------------

ARTICLE 80.
-----------
PART I
------
IA. In accordance with section 6-115.1 of the Administrative Code of the City of New York, the Contractor stipulates that such contractor and any individual or legal entity in which the Contractor holds a ten percent or greater ownership interest and any individual or legal entity that holds ten percent or greater ownership interest in the Contract either (a) have no business operations in Northern Ireland, or (b) shall take lawful steps in good faith to conduct any business operations they have in Northern Ireland in accordance with the MacBride principles, and shall permit independent monitoring of their compliance with such principles.

IB. For purposes of this section, the following terms shall have the following meanings:

     1.   "MacBride   Principles"  shall  mean  those  principles   relating  to
          nondiscrimination in employment and freedom of workplace opportunity which require employers doing business in Northern Ireland to:

          (a)  increase the representation of individuals from under represented
               religious  groups  in  the  work  force,   including  managerial,
               supervisory, administrative, clerical and technical jobs;

          (b) take steps to promote adequate security for the protection of employees from under represented religious groups both at the workplace and while traveling to and from work;


Revised November 1, 1996               -41-                          RS-29

          (c)  ban   provocative   religious  or  political   emblems  from  the
               workplace;

          (d) publicly advertise all job openings and make special recruitment efforts to attract applicants from under represented religious groups;

          (e) establish layoff, recall and termination procedures which do not in practice favor a particular religious group;

          (f) abolish all job reservations, apprenticeship restrictions and different employment criteria which discriminate on the basis of religion;

          (g) develop training programs that will prepare substantial numbers of current employees from under represented religious groups for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade and improve the skills of workers from under represented religious groups;

          (h) establish procedures to assess, identify and actively recruit employees from under represented religious groups with potential for further advancement; and

          (i) appoint a senior management staff member to oversee affirmative action efforts and develop a timetable to ensure their full implementation.


PART II. ENFORCEMENT OF PART I.
--------

The Contractor agrees that the covenants and representations in Article I above are material conditions to this contract. In the event the contracting entity receives information that the Contractor who made the stipulation required by this section is in violation thereof, the contracting entity shall review such information and give the Contractor an opportunity to respond. If the contracting entity finds that a violation has occurred, the entity shall have the right to declare the Contractor in default and/or terminate this contract for cause and procure the supplies, services or work from another source in any manner the entity deems proper. In the event of such termination, the Contractor shall pay to the entity, or the entity in its sole discretion may withhold from any amounts otherwise payable to the Contractor, the difference between the contract price for the uncompleted portion of this contract and the cost to the contracting entity of completing performance of this contract either itself or by engaging another contractor or contractors. In the case of a requirements contract, the Contractor shall be liable for such difference in price for the entire amount of supplies required by the contracting entity for the uncompleted term of its contract. In the case of a construction contract, the contracting entity shall also have the right to hold the contractor in partial or total default in accordance with the default provisions of this contract, and/or may seek debarment or suspension of the Contractor. The rights and remedies of the entity hereunder shall be in addition to, and not in lieu of, any rights and remedies the entity has pursuant to this contract or by operation of law.


Revised November 1, 1996               -42-                          RS-29

IN WITNESS WHEREOF, THE BOARD and THE CONTRACTOR, have executed this Agreement in triplicate, one of which is to remain with THE BOARD, one other to be filed with THE COMPTROLLER, and the third to be delivered to THE CONTRACTOR.

THE BOARD OF EDUCATION OF THE CITY OF NEW YORK, party of the first part

By _________________________________________________________  for the Chancellor
     Director, Office of Administration, Division of School Facilities

                                       OR

      By ____________________________________________________________
                          Assistant Secretary

                  and the CONTRACTOR, party of the second part

    NAME:     _____________________________________  (affix Corporate Seal here)

    ADDRESS:  _____________________________________

              _____________________________________

        By:   _____________________________________
                      (Office or Title)



Revised November 1, 1996               -43-                          RS-29

               STATE OF NEW YORK
               CITY OF NEW YORK ss:
               COUNTY OF ______________

BOARD OF       On this ____  day  of _________________ on  the year one thousand
EDUCATION      nine   hundred   and ________________  before  me personally came
               ________________________________________________________________
               to me known who, being by me duly sown, did depose and say as follows: I am designated for the purpose of signing this contract pursuant to the By-Laws of the Board of Education said Board of Education being designated in and having authorized the execution of the above contract, and that I signed my name thereto in accordance with said By-Laws.

                        ________________________________________________________
                        Notary Public or Commissioner of Deeds, City of New York

               STATE OF NEW YORK
               CITY OF NEW YORK ss:
               COUNTY OF ______________

INDIVIDUAL     On this ____  day  of _________________ on  the year one thousand
               nine   hundred   and ________________  before  me personally came
               ________________________________________________________________
               to me knwon, and known to me to be the same person described in and who executed the foregoing contract, and acknowledged to me that he had executed the same.

                        ________________________________________________________
                        Notary Public or Commissioner of Deeds, City of New York

               STATE OF NEW YORK
               CITY OF NEW YORK ss:
               COUNTY OF ______________

PARTNERSHIP    On this ____  day  of _________________ on  the year one thousand
               nine   hundred   and ________________  before  me personally came
               ________________________________________________________________
               to me known and known to me to be a member of____________________ the firm described in and which executed the foregoing contract, and he acknowledged to me that he subscribed the name of said term thereto on behalf of said firm for the purposes therein mentioned.

                        ________________________________________________________
                        Notary Public or Commissioner of Deeds, City of New York

               STATE OF NEW YORK
               CITY OF NEW YORK ss:
               COUNTY OF ______________

CORPORATION    On this ____  day  of _________________ on  the year one thousand
               nine   hundred   and ________________  before  me personally came
               ________________________________________________________________
               to me knows, who being by me duly sowrn, did deposes and say that he resides in the City of _______________________ and is the ______________________________________ of ______________________
               __________________________________ corporations descirbed in and which executed the foregoing contract that he knows the seal and said corporation, that he sent affixed to the foregoing contract is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that by like order he thereto signed his name and official designation.

                        ________________________________________________________
                        Notary Public or Commissioner of Deeds, City of New York

               STATE OF NEW YORK
               CITY OF NEW YORK ss:
               COUNTY OF ______________

ATTORNEY-IN
FACT           On this ____  day  of _________________ on  the year one thousand
               nine   hundred   and ________________  before  me personally came
               ________________________________________________________________
               the attorney in fact of _________________________________________
               the contractor is the foregoing contract, to me known to be the individual decribed in and who, as such attorney, executed the foregoing contract, and acknowledged that he executed the same as the act and deed of the said party or parties, therein described as contractor, and for the purposes therein mentioned by virtue or attorney duly executed and acknowleged by the said party or parties, bearing the _______________ day of ______________, 19___
               that said power of attorney is still in full force.

                        ________________________________________________________
                        Notary Public or Commissioner of Deeds, City of New York